Document And Entity Information	9 Months Ended
Mar. 31, 2012
Document And Entity Information [Abstract]
Document Type	S-4
Amendment Flag	false
Document Period End Date	Mar 31, 2012
Entity Registrant Name	Zayo Group LLC
Entity Central Index Key	0001502756
Entity Filer Category	Non-accelerated Filer

Condensed Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Jun. 30, 2011	Jun. 30, 2010
Assets
Cash and cash equivalents	$ 17,233	$ 25,394	$ 87,864
Trade receivables, net of allowance	32,013	13,983	11,551
Due from related-parties	194	187	626
Prepaid expenses	8,124	6,388	4,810
Deferred income taxes	4,350	3,343	4,060
Other assets, current	3,104	645	334
Assets of discontinued operations, current			3,061
Total current assets	65,018	49,940	112,306
Property and equipment, net of accumulated depreciation	742,032	518,513	297,889
Intangible assets, net of accumulated amortization	136,642	104,672	56,714
Goodwill	129,170	84,980	69,014
Debt issuance costs, net	18,093	11,446	9,560
Investment in US Carrier	15,075	15,075
Deferred tax asset, non-current	94,229
Other assets, non-current	8,235	5,795	4,866
Assets of discontinued operations, non-current			8,143
Total assets	1,208,494	790,421	558,492
Liabilities and member's equity
Accounts payable	16,285	12,988	10,015
Accrued liabilities	31,917	22,453	17,152
Accrued interest	1,411	10,627	7,794
Capital lease obligations, current	1,218	950	1,673
Due to related-parties	15,541	4,590
Deferred revenue, current	22,846	15,664	8,091
Liabilities of discontinued operations, current			1,740
Current portion of long-term debt	7,546
Total current liabilities	96,764	67,272	46,465
Capital lease obligations, non-current	10,773	10,224	11,033
Long-term debt, non-current	682,418	354,414	247,080
Deferred revenue, non-current	132,144	63,893	22,605
Stock-based compensation liability	55,030	45,067	21,556
Deferred tax liability		18,563	1,733
Other long term liabilities	7,734	2,724	2,397
Liabilities of discontinued operations, non-current			1,568
Total liabilities	984,863	562,157	354,437
Commitments and contingencies
Member's equity
Member's interest	241,373	245,433	217,129
Accumulated deficit	(17,742)	(17,169)	(13,074)
Total member's equity	223,631	228,264	204,055
Total liabilities and member's equity	$ 1,208,494	$ 790,421	$ 558,492

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Jun. 30, 2011	Jun. 30, 2010
Condensed Consolidated Balance Sheets [Abstract]
Trade receivables allowances	$ 630	$ 799	$ 498
Accumulated depreciation of property and equipment	148,601	101,941	54,077
Accumulated amortization of intangible assets	39,486	37,980	25,421
Debt issuance costs, accumulated amortization	$ 5,126	$ 2,746

Condensed Consolidated Statements Of Operations (USD $) In Thousands, unless otherwise specified	3 Months Ended		9 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2012	Mar. 31, 2011	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2009
Condensed Consolidated Statements Of Operations [Abstract]
Revenue	$ 105,042	$ 74,182	$ 272,459	$ 209,395	$ 287,235	$ 199,330	$ 125,339
Operating costs and expenses
Operating costs, excluding depreciation and amortization	22,388	18,389	59,813	53,331	71,528	62,688	37,792
Selling, general and administrative expenses	30,420	23,201	79,075	67,422	89,846	65,911	51,493
Stock-based compensation	5,624	21,826	19,701	28,816	24,310	18,168	6,412
Depreciation and amortization	23,798	16,209	60,680	43,899	60,463	38,738	26,554
Total operating costs and expenses	82,230	79,625	219,269	193,468	246,147	185,505	122,251
Operating income/(loss)	22,812	(5,443)	53,190	15,927	41,088	13,825	3,088
Other income/(expense)
Interest expense	(14,450)	(9,005)	(35,122)	(24,293)	(33,414)	(18,692)	(15,245)
Other income/(expense), net	152	69	124	(109)	(126)	1,526	234
Loss on extinguishment of debt						(5,881)
Total other expense, net	(14,298)	(8,936)	(34,998)	(24,402)	(33,540)	(23,047)	(15,011)
Earnings/(loss) from continuing operations before provision for income taxes	8,514	(14,379)	18,192	(8,475)	7,548	(9,222)	(11,923)
Provision for income taxes	11,166	2,583	18,765	7,477	12,542	4,823	(2,321)
Earnings/(loss) from continuing operations	(2,652)	(16,962)	(573)	(15,952)	(4,994)	(14,045)	(9,602)
Earnings from discontinued operations, net of income taxes		301		899	899	5,425	7,355
Net earnings/(loss)	$ (2,652)	$ (16,661)	$ (573)	$ (15,053)	$ (4,095)	$ (8,620)	$ (2,247)

Condensed Consolidated Statement Of Member's Equity (USD $) In Thousands	Onvoy Voice Services Inc [Member] Members Interest [Member]	Onvoy Voice Services Inc [Member]	Zayo Enterprise Networks LLC [Member] Members Interest [Member]	Zayo Enterprise Networks LLC [Member]	Members Interest [Member]	Accumulated Deficit [Member]	Total
Balance at Jun. 30, 2008					$ 179,878	$ (2,207)	$ 177,671
Capital contributed (cash)					35,546		35,546
Accretion of preferred stock-based compensation					2,049		2,049
Net earnings/(loss)						(2,247)	(2,247)
Balance at Jun. 30, 2009					217,473	(4,454)	213,019
Capital contributed (cash)					39,800		39,800
Capital contributed (non-cash)					1,200		1,200
Accretion of preferred stock-based compensation					1,195		1,195
Spinoff transactions	(42,539)	(42,539)
Net earnings/(loss)						(8,620)	(8,620)
Balance at Jun. 30, 2010					217,129	(13,074)	204,055
Capital contributed (cash)					36,450		36,450
Capital contributed (non-cash)					(2,598)		(2,598)
Accretion of preferred stock-based compensation					820		820
Spinoff transactions			(6,368)	(6,368)
Net earnings/(loss)						(4,095)	(4,095)
Balance at Jun. 30, 2011					245,433	(17,169)	228,264
Capital contributed (cash)					1,350		1,350
Return of capital (cash)					(46)		(46)
Capital contributed (non-cash)					5,632		5,632
Contribution of 360 VoIP Inc. to parent					(11,654)		(11,654)
Accretion of preferred stock-based compensation					658		658
Net earnings/(loss)						(573)	(573)
Balance at Mar. 31, 2012					$ 241,373	$ (17,742)	$ 223,631

Condensed Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2009
Cash flows from operating activities
Net loss	$ (573)	$ (15,053)	$ (4,095)	$ (8,620)	$ (2,247)
Earnings from discontinued operations		899	899	5,425	7,355
Loss from continuing operations	(573)	(15,952)	(4,994)	(14,045)	(9,602)
Adjustments to reconcile net earnings/(loss) to net cash provided by operating activities
Depreciation and amortization	60,680	43,899	60,463	38,738	26,554
Loss on extinguishment of debt				5,881
Loss on disposal of property and equipment			84		66
Provision for bad debt expense	431	687	794	168	209
Non-cash interest expense	2,380	1,802	2,781	1,624	1,114
Accretion of premium on debt			(368)
Stock-based compensation	19,701	28,816	24,310	18,168	6,412
Unrealized loss on interest rate swap				744	3,143
Amortization of deferred revenues	(9,584)	(6,493)	(8,976)	(3,500)	(2,011)
Deferred income taxes	19,054	4,902	11,093	4,068	(2,074)
Changes in operating assets and liabilities, net of acquisitions
Trade receivables	(9,226)	(554)	2,449	801	2,494
Interest rate swap			(566)	(2,462)	(859)
Prepaid expenses	192	(614)	(638)	(271)	(895)
Other assets	(3,141)	2,959	2,440	21	(1,024)
Accounts payable and accrued liabilities	(31,732)	(4,028)	1,409	6,429	(4,249)
Payables to related parties	(10)	136	4,944	(422)	872
Deferred revenue	39,562	2,979
Customer prepayments			4,629	2,243	4,839
Other liabilities	2,658	(3,975)	(2,800)	15	(322)
Net cash provided by continuing operating activities	90,392	54,564	97,054	58,200	24,667
Cash flows from investing activities
Purchases of property and equipment	(105,556)	(88,453)	(116,068)	(58,821)	(61,614)
Broadband stimulus grants received	2,798	801	3,544	70
Proceeds from sale of property and equipment			28
Net cash used in investing activities	(436,105)	(271,318)	(296,162)	(155,322)	(73,122)
Cash flows from financing activities
Equity contributions	1,350	35,500	36,450	39,800	35,546
Return of capital	(46)
Advance from Communications Infrastructure Investments, LLC	10,951	17,616
Return of advances from Communications Infrastructure Investments, LLC		(13,026)
Proceeds from long-term debt	335,550	103,000	103,000	276,948	47,000
Principal repayments on long-term debt				(166,193)	(10,677)
Changes in restricted cash	(402)	785	578	(564)
Principal repayments on capital lease obligations	(824)	(1,399)	(1,732)	(2,192)	(2,267)
Deferred financing costs	(9,027)	(4,106)	(4,106)	(12,353)	(1,681)
Net cash provided by financing activities	337,552	138,370	134,190	135,446	67,921
Cash flows from discontinued operations
Operating activities		2,787	2,622	13,923	15,673
Investing activities		(427)	(382)	(1,809)	(1,556)
Net cash provided by discontinued operations		2,360	2,240	12,114	14,117
Net decrease in cash and cash equivalents	(8,161)	(76,024)	(62,678)	50,438	33,583
Cash and cash equivalents, beginning of period	25,394	87,864	87,864	38,019	4,388
Increase in cash and cash equivalents of discontinued operations		208	208	(593)	48
Cash and cash equivalents, end of period	17,233	12,048	25,394	87,864	38,019
Supplemental disclosure of non-cash, investing and financing activities:
Cash paid for interest	44,664	31,855	31,938	6,215	10,845
Cash paid for income taxes	1,376	2,519	2,974	257	326
Non-cash purchases of equipment through capital leasing	425	200	200	324	1,650
Increase in accrued expenses for purchases of property and equipment	2,902	3,180	5,911	3,357	(1,415)
Promissory Note issued as consideration for American Fibers Systems Holding Corporation merger			4,500
360networks Holdings (USA) Inc [Member]
Cash flows from investing activities
Payment to acquired business, net of cash	(317,891)
Marquis Holdings, LLC [Member]
Cash flows from investing activities
Payment to acquired business, net of cash	(15,456)
American Fiber Systems Holdings Corporation [Member]
Cash flows from investing activities
Payment to acquired business, net of cash		(110,000)	(110,000)
AGL Networks, LLC [Member]
Cash flows from investing activities
Payment to acquired business, net of cash		(73,666)	(73,666)
FiberNet Telecom Group, Inc [Member]
Cash flows from investing activities
Payment to acquired business, net of cash				(96,571)
Citynet Fiber Network, LLC [Member]
Cash flows from investing activities
Payment to acquired business, net of cash					(35)
Northwest Telephone, Inc. [Member]
Cash flows from investing activities
Payment to acquired business, net of cash					618
Columbia Fiber Solutions, LLC [Member]
Cash flows from investing activities
Payment to acquired business, net of cash					$ (12,091)

Organization And Description Of Business	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Organization And Description Of Business [Abstract]
Organization And Description Of Business

(1) ORGANIZATION AND DESCRIPTION OF BUSINESS

Zayo Group, LLC, a Delaware Limited Liability Company, formerly CII Holdco, Inc., and, prior to that, Zayo Bandwidth, Inc., was formed on May 4, 2007, and is the operating parent company of a number of subsidiaries engaged in telecommunication and Internet infrastructure services. Zayo Group, LLC and its subsidiaries are collectively referred to as "Zayo Group" or the "Company." Headquartered in Louisville, Colorado, the Company operates an integrated metropolitan and nationwide fiber optic infrastructure to offer:

•	Dark and lit bandwidth infrastructure services on metro, regional and national fiber networks.

•	Colocation and interconnection services.

Zayo Group, LLC is wholly owned by Zayo Group Holdings, Inc., ("Holdings") which in turn is wholly-owned by Communications Infrastructure Investments, LLC ("CII").

(1) ORGANIZATION AND DESCRIPTION OF BUSINESS

Zayo Group, LLC, a Delaware Limited Liability Company, formerly CII Holdco, Inc., and, prior to that, Zayo Bandwidth, Inc., was formed on May 4, 2007, and is the operating parent company of a number of subsidiaries engaged in telecommunication and internet infrastructure services. Zayo Group, LLC and its subsidiaries are collectively referred to as "Zayo Group" or the "Company." Headquartered in Louisville, Colorado, the Company operates an integrated metropolitan and nationwide fiber optic infrastructure to offer:

•	Dark and lit bandwidth infrastructure services on metro and regional fiber networks.

•	Colocation and interconnection services.

Zayo Group, LLC is wholly owned by Zayo Group Holdings, Inc., ("Holdings") which in turn is wholly-owned by Communications Infrastructure Investments, LLC ("CII").

Restatement - Fibernet Purchase Accounting	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Restatement - Fibernet Purchase Accounting [Abstract]
Restatement - Fibernet Purchase Accounting

(2) RESTATEMENT – FIBERNET PURCHASE ACCOUNTING

On May 7, 2012, the Audit Committee of the Board of Directors of the Company and management concluded that as a result of the identification of an error in accounting for the acquisition of Fibernet that occurred during the fiscal year ended June 30, 2010, the Company's annual financial statements for fiscal years ended June 30, 2011 and 2010, the Company's interim financial statements for each of the periods in 2011, and the interim financial statements for the first two quarters of the fiscal year ended June 30, 2012 should be restated.

The restatement is a result of an error in accounting for the Company's September 9, 2009 acquisition of FiberNet Telecom Group Inc. ("FiberNet"). The error relates to the calculation of the deferred tax assets recognized in the acquisition. The error arose from a mathematical error on the stub period tax return of FiberNet which covered the period January 1, 2009 through September 9, 2009 that resulted in an overstatement of the tax deduction associated with the exercise of warrants that had previously been issued to a landlord of FiberNet. In purchase accounting, management utilized the overstated net operating loss carryforward included on the stub period return when determining the value to ascribe to the deferred tax assets acquired and the resulting gain on bargain purchase.

The misstatement does not impact operating income or cash flows from operating, investing or financing activities for any of the periods impacted by the error. The correction of the amount of the deferred tax asset recorded in the acquisition of FiberNet had the following impact on condensed consolidated balance sheets of the Company and condensed consolidated statement of member's equity as previously reported on the Company's June 30, 2011 Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on September 9, 2011:

	As of June 30, 2011
	Previously Reported	Correction	Restated
	(in thousands)
Adjustment to Consolidated Balance Sheets
Goodwill	83,820	1,160	84,980
Deferred tax liability	(8,322)	(10,241)	(18,563)
Accumulated deficit	(8,088)	(9,081)	(17,169)

Adjustment to Consolidated Statement of Member's Equity
Accumulated deficit	(8,088)	(9,081)	(17,169)

(2) RESTATEMENT – FIBERNET PURCHASE ACCOUNTING

On May 7, 2012, the Audit Committee of the Board of Directors of the Company and management concluded that as a result of the identification of an error in accounting for the acquisition of FiberNet that occurred during the fiscal year ended June 30, 2010, the Company's annual financial statements as of and for the fiscal years ended June 30, 2011 and 2010, the Company's interim financial statements for each period in 2011 and the interim financial statements as of and for the first two quarters of the fiscal year ended June 30, 2012 should be restated.

The restatement is a result of an error in accounting for the Company's September 9, 2009 acquisition of FiberNet Telecom Group Inc. ("FiberNet"). The error relates to the calculation of the deferred tax assets recognized in the acquisition. The error arose from a mathematical error on the stub period tax return of FiberNet which covered the period January 1, 2009 through September 9, 2009, that resulted in an overstatement of the tax deduction associated with the exercise of warrants that had previously been issued to a landlord of FiberNet. In purchase accounting, management utilized the overstated net operating loss carryforward included on the stub period return when determining the value to ascribe to the deferred tax assets and the resulting gain on bargain purchase.

The misstatement does not impact operating income or cash flows from operating, investing or financing activities for any of the periods impacted by the error. The correction of the amount of the deferred tax asset recorded in the acquisition of FiberNet had the following impact on the fiscal 2010 financial statements:

CONSOLIDATED BALANCE SHEETS

(in thousands)

	As of June 30, 2010
	Previously Reported	Correction	Restated
Assets
Current assets
Cash and cash equivalents	$87,864	$—	$87,864
Trade receivables, net of allowance of $799 and $498 as of June 30, 2011 and 2010, respectively	11,551	—	11,551
Due from related-parties	626	—	626
Prepaid expenses	4,810	—	4,810
Deferred income taxes	4,060	—	4,060
Other assets, current	334	—	334
Assets of discontinued operations, current	3,061	—	3,061

Total current assets	112,306		112,306

Property and equipment, net of accumulated depreciation of $101,941 and $54,077 as of June 30, 2011 and 2010, respectively	297,889	—	297,889
Intangible assets, net of accumulated amortization of $37,980 and $25,421 as of June 30, 2011 and 2010, respectively	56,714	—	56,714
Goodwill	67,854	1,160	69,014
Deferred income taxes	8,508	(8,508)	—
Debt issuance costs, net	9,560	—	9,560
Other assets, non-current	4,866	—	4,866
Assets of discontinued operations, non-current	8,143	—	8,143

Total assets	$565,840	$(7,348)	$558,492

Liabilities and member's equity
Current liabilities
Accounts payable	$10,015	$—	$10,015
Accrued liabilities	17,152	—	17,152
Accrued interest	7,794	—	7,794
Capital lease obligations, current	1,673	—	1,673
Deferred revenue, current	8,091	—	8,091
Liabilities of discontinued operations, current	1,740	—	1,740

Total current liabilities	46,465	—	46,465

Capital lease obligations, non-current	11,033	—	11,033
Long-term debt	247,080	—	247,080
Deferred revenue, non-current	22,605	—	22,605
Stock-based compensation liability	21,556	—	21,556
Deferred tax liability	—	1,733	1,733
Other long term liabilities	2,397	—	2,397
Liabilities of discontinued operations, non-current	1,568	—	1,568

Total liabilities	352,704	1,733	354,437
Member's equity
Member's interest	217,129	—	217,129
Accumulated deficit	(3,993)	(9,081)	(13,074)

Total member's equity	213,136	(9,081)	204,055

Total liabilities and member's equity	$565,840	$(7,348)	$558,492

ZAYO GROUP, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

	Year Ended June 30, 2010
	Previously Reported	Correction	Restated
Revenue	$199,330	$—	$199,330

Operating costs and expenses
Operating costs, excluding depreciation and amortization	62,688	—	62,688
Selling, general and administrative expenses	65,911	—	65,911
Stock-based compensation	18,168	—	18,168
Depreciation and amortization	38,738	—	38,738

Total operating costs and expenses	185,505	—	185,505

Operating income	13,825	—	13,825

Other income/(expense)
Interest expense	(18,692)	—	(18,692)
Other (expense)/income, net	1,526	—	1,526
Gain on bargain purchase	9,081	(9,081)	—
Loss on extinguishment of debt	(5,881)	—	(5,881)

Total other expense, net	(13,966)	(9,081)	(23,047)

Loss from continuing operations before provision for income taxes	(141)	(9,081)	(9,222)
Provision for income taxes	4,823	—	4,823

Loss from continuing operations	(4,964)	(9,081)	(14,045)
Earnings from discontinued operations, net of income taxes	5,425	—	5,425

Net earnings/(loss)	$461	$(9,081)	$(8,620)

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	Year ended
	June 30,
	Previously Reported	Correction	Restated
Cash flows from operating activities
Net (loss)/earnings	$461	$(9,081)	$(8,620)
Earnings from discontinued operations	5,425	—	5,425

Loss from continuing operations	(4,964)	(9,081)	(14,045)
Adjustments to reconcile net loss to net cash provided by operating activities			—
Depreciation and amortization	38,738	—	38,738
Loss on extinguishment of debt	5,881	—	5,881
Loss on disposal of property and equipment	—	—	—
Provision for bad debts	168	—	168
Amortization of deferred financing costs and discount on debt	1,624	—	1,624
Accretion of premium on debt	—	—	—
Stock-based compensation	18,168	—	18,168
Unrealized loss on interest rate swap	744	—	744
Gain on bargain purchase	(9,081)	9,081	—
Amortization of deferred revenue	(3,500)	—	(3,500)
Deferred income taxes	4,068	—	4,068
Changes in operating assets and liabilities, net of acquisitions			—
Trade receivables	801	—	801
Interest rate swap	(2,462)	—	(2,462)
Prepaid expenses	(271)	—	(271)
Other assets	21	—	21
Accounts payable and accrued liabilities	6,429	—	6,429
Payables to related-parties	(422)	—	(422)
Customer prepayments	2,243	—	2,243
Other liabilities	15	—	15

Net cash provided by continuing operating activities	58,200	—	58,200
Cash flows from investing activities			—
Purchases of property and equipment	(58,821)	—	(58,821)
Broadband stimulus grants received	70	—	70
Acquisition of FiberNet Telecom Group, Inc., net of cash acquired	(96,571)	—	(96,571)

Net cash used in investing activities	(155,322)	—	(155,322)

Cash flows from financing activities			—
Equity contributions	39,800	—	39,800
Proceeds from long-term debt	276,948	—	276,948
Principal repayments on long-term debt	(166,193)	—	(166,193)
Changes in restricted cash	(564)	—	(564)
Principal repayments on capital lease obligations	(2,192)	—	(2,192)
Deferred financing costs	(12,353)	—	(12,353)

Net cash provided by financing activities	135,446	—	135,446

Cash flows from discontinued operations			—
Operating activities	13,923	—	13,923
Investing activities	(1,809)	—	(1,809)

Net cash provided by discontinued operations	12,114	—	12,114

Net (decrease)/increase in cash and cash equivalents	50,438	—	50,438
Cash and cash equivalents, beginning of period	38,019		38,019
Increase/(decrease) in cash and cash equivalents of discontinued operations	(593)		(593)

Cash and cash equivalents, end of period	$87,864	$—	$87,864

Correcting entries had the following carryover effect on the consolidated balance sheets of the Company and consolidated statement of member's equity as of June 30, 2011:

	Previously Reported	Correction	Restated
	(in thousands)
Adjustment to Consolidated Balance Sheets
Goodwill	$83,820	$1,160	$84,980
Deferred tax liability	$(8,322)	$(10,241)	$(18,563)
Accumulated deficit	$(8,088)	$(9,081)	$(17,169)
Adjustment to Consolidated Statement of Member's Equity
Accumulated deficit	$(8,088)	$(9,081)	$(17,169)

Basis Of Presentation And Significant Accounting Policies	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Basis Of Presentation And Significant Accounting Policies [Abstract]
Basis Of Presentation And Significant Accounting Policies

(3) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of Presentation

The accompanying condensed consolidated financial statements include all the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. The accompanying condensed consolidated financial statements and related notes are unaudited and have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for interim financial reporting and pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC") for quarterly reports on Form 10-Q, and do not include all of the information and note disclosures required by GAAP for complete financial statements. These condensed consolidated financial statements should therefore be read in conjunction with the consolidated financial statements and notes thereto for the year ended June 30, 2011 included in the Company's Annual Report on Form 10-K/A filed with the SEC on May 15, 2012. In the opinion of management, all adjustments considered necessary for fair presentation of financial position, results of operations and cash flows of the Company have been included. The results of operations for the three and nine month periods ended March 31, 2012 are not necessarily indicative of the operating results for any interim period or the full year.

Unless otherwise noted, dollar amounts and disclosures throughout the Notes to the condensed consolidated financial statements relate to the Company's continuing operations and are presented in thousands of dollars.

b.	Spin-off of Business Units

On April 1, 2011, the Company completed a spin-off of its Zayo Enterprise Networks ("ZEN") business unit. The Company distributed all of the assets and liabilities of ZEN to Holdings on the spin-off date.

Management determined that it had discontinued all significant cash flows and continuing involvement with respect to ZEN's operations and therefore considers ZEN to be a discontinued operation. During the three and nine months ended March 31, 2011, the results of the operations of ZEN have been aggregated and are presented in a single caption entitled, "Earnings from discontinued operations, net of income taxes" on the accompanying condensed consolidated statements of operations. Management has not allocated any general corporate overhead to amounts presented in discontinued operations, nor has it elected to allocate interest costs.

c.	Use of Estimates

The preparation of the Company's condensed consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Significant estimates are used when establishing allowances for doubtful accounts, determining useful lives for depreciation and amortization, assessing the need for impairment charges (including those related to intangible assets and goodwill), allocating purchase price among the fair values of assets acquired and liabilities assumed, accounting for income taxes and related valuation allowance against deferred tax assets, estimating the stock-based compensation liability, and various other items. Management evaluates these estimates and judgments on an ongoing basis and makes estimates based on historical experience, current conditions, and various other assumptions that are believed to be reasonable under the circumstances. The results of these estimates form the basis for making judgments about the carrying values of assets and liabilities as well as identifying and assessing the accounting treatment with respect to commitments and contingencies. Actual results may differ from these estimates under different assumptions or conditions.

d.	Cash and Cash Equivalents and Restricted Cash

The Company considers all highly liquid investments with original maturities of three months or less to be cash and cash equivalents. Cash equivalents are stated at cost, which approximates fair value. Restricted cash consists of cash balances held by various financial institutions as collateral for letters of credit and surety bonds. These balances are reclassified to cash and cash equivalents when the underlying obligation is satisfied, or in accordance with the governing agreement. Restricted cash balances expected to become unrestricted during the next twelve months are recorded as current assets. Restricted cash balances which are not expected to become unrestricted during the next twelve months are recorded as other assets, non-current.

e.	Investments

Investments in which the Company does not have significant influence over the investee, or investments that do not have a readily determinable fair value, are recorded using the cost method of accounting. Under this method, the investment is recorded in the balance sheet at historical cost. Subsequently, the Company recognizes as income any dividends received that are distributed from earnings since the date of initial investment. Dividends received that are distributed from earnings prior to the date of acquisition are recorded as a reduction of the cost of the investment. Cost method investments are reviewed for impairment if factors indicate that a decrease in value of the investment has occurred.

f.	Trade Receivables

Trade receivables are recorded at the invoiced amount and do not bear interest. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its trade receivable portfolio. In establishing the allowance, management considers historical losses adjusted to take into account current market conditions and the customer's financial condition, the amount of receivables in dispute, and the age of receivables and current payment patterns. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

g.	Property and Equipment

The Company's property and equipment includes assets in service and under construction or development.

Property and equipment is recorded at historical cost or acquisition date fair value. Costs associated directly with network construction, service installations, and development of business support systems, including employee-related costs, are capitalized. Depreciation is calculated on a straight-line basis over the assets' estimated useful lives from the date placed into service. Management estimates the useful life of property and equipment by reviewing historical usage, with consideration given to technological changes, trends in the industry, and other economic factors that could impact the network architecture and asset utilization.

Equipment acquired under capital leases is recorded at the lower of the fair value of the asset or the net present value of the minimum lease payments at the inception of the lease. Depreciation of equipment held under capital leases is included in depreciation and amortization expense, and is calculated on a straight-line basis over the estimated useful lives of the assets, or the related lease term, whichever is shorter.

Management reviews property and equipment for impairment whenever events or changes in circumstances indicate that the carrying value of its property and equipment may not be recoverable. An impairment loss is recognized when the assets' carrying value exceeds both the assets' estimated undiscounted future cash flows and the assets' estimated fair value. Measurement of the impairment loss is then based on the estimated fair value of the assets. Considerable judgment is required to project such future cash flows and, if required, to estimate the fair value of the property and equipment and the resulting amount of the impairment. No impairment charges were recorded for property and equipment during the three and nine months ended March 31, 2012 or 2011.

The Company capitalizes interest for assets that require a period of time to get them ready for their intended use.

Certain internal direct labor costs of constructing or installing property and equipment are capitalized. The Company also capitalizes certain internal labor costs that reflect the portion of the salary and benefits of field engineers and other employees that are directly related to the construction and installation of network infrastructure assets.

h.	Goodwill and Purchased Intangibles

Goodwill represents the excess of the purchase price over the fair value of the net identifiable assets acquired in a business combination. Goodwill is reviewed for impairment at least annually in April and when a triggering event occurs between impairment test dates. The Company's impairment assessment begins with a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. The initial qualitative assessment includes comparing the overall financial performance of the reporting units against the planned results. Additionally, each reporting unit's fair value is assessed under certain events and circumstances, including macroeconomic conditions, industry and market considerations, cost factors, and other relevant entity-specific events. If it is determined in the qualitative assessment that it is more likely than not that the fair value of a reporting unit is less than its carrying value, then the standard two-step quantitative impairment test is performed. Under the first step, the estimated fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit exceeds its carrying value, step two does not need to be performed. If the estimated fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and the enterprise must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit's goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation. The residual fair value after this allocation is the implied fair value of the reporting unit goodwill. Fair value of the reporting unit under the two-step assessment is determined using a discounted cash flow analysis.

Intangible assets with finite useful lives are amortized over their respective estimated useful lives and reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. No impairment charges were recorded for goodwill or intangibles during the three and nine months ended March 31, 2012 or 2011.

i.	Revenue Recognition

The Company recognizes revenues derived from leasing fiber optic telecommunications infrastructure and the provision of telecommunications and colocation services when the service has been provided and when there is persuasive evidence of an arrangement, the fee is fixed or determinable, and collection of the receivable is reasonably assured. Taxes collected from customers and remitted to a governmental authority are reported on a net basis and are excluded from revenue.

Most revenue is billed in advance on a fixed-rate basis. The remainder of revenue is billed in arrears on a transactional basis determined by customer usage. The Company often bills customers for upfront charges, which are non-refundable. These charges relate to down payments or prepayments for future services and are influenced by various business factors including how the Company and customer agree to structure the payment terms. If the upfront payment made by a customer provides no benefit to the customer beyond the contract term, the upfront charge is deferred and recognized as revenue ratably over the contract term. If the upfront payment provides benefit to the customer beyond the contract term, the charge is recognized as revenue over the estimated life of the customer relationship.

The Company typically records revenues from leases of dark fiber, including indefeasible rights-of-use ("IRU") agreements, as services are provided. Dark fiber IRU agreements generally require the customer to make a down payment upon the execution of the agreement with monthly IRU fees paid over the contract term; however in some cases the Company receives up to the entire lease payment at the inception of the lease and recognizes the revenue ratably over the lease term. IRU contract terms are reviewed to determine if the terms would require sales-type accounting treatment, which would result in revenue recognition upon the execution of the contract. Sales-type accounting treatment is required for dark fiber leases when the agreements provide for the transfer of legal title of the dark fiber to the customer at the end of the agreement's term and the following criteria have been met:

•	the sale has been consummated;

•	the customer's initial and continuing investments are adequate to demonstrate a commitment to pay for the property;

•	the Company's receivable is not subject to future subordination; and

•	the Company has transferred to the buyer the usual risks and rewards of ownership in a transaction that is in substance a sale and does not have a substantial continuing involvement with the property.

j.	Operating Costs and Accrued Liabilities

The Company leases certain network facilities, primarily circuits, from other local exchange carriers to augment its owned infrastructure for which it is generally billed a fixed monthly fee. The Company also uses the facilities of other carriers for which it is billed on a usage basis.

The Company recognizes the cost of these facilities or services when it is incurred in accordance with contractual requirements. The Company disputes incorrect billings. The most prevalent types of disputes include charges for circuits that are not disconnected on a timely basis and usage bills with incorrect or inadequate call detail records. Depending on the type and complexity of the issues involved, it may take several quarters to resolve disputes.

In determining the amount of such operating expenses and related accrued liabilities to reflect in its condensed consolidated financial statements, management considers the adequacy of documentation of disconnect notices, compliance with prevailing contractual requirements for submitting such disconnect notices and disputes to the provider of the facilities, and compliance with its interconnection agreements with these carriers. Significant judgment is required in estimating the ultimate outcome of the dispute resolution process, as well as any other amounts that may be incurred to conclude the negotiations or settle any litigation.

k.	Stock-Based Compensation

The common units granted by the Company's ultimate parent company, CII, are considered stock-based compensation with terms that require the awards to be classified as liabilities. As such, the Company accounts for these awards as a liability and re-measures the liability at each reporting date. These awards vest over a period of three or four years and may fully vest subsequent to a liquidity event.

The preferred units granted by the Company's ultimate parent company, CII, are considered stock-based compensation with terms that require the awards to be classified as equity. As such, the Company accounts for these awards as equity, which requires that the cost to be measured at the grant date fair value of the award and recognized as expense over the requisite service period.

Determining the fair value of share-based awards at the grant date and subsequent reporting dates requires judgment. If actual results differ significantly from these estimates, stock-based compensation expense and the Company's results of operations could be materially impacted.

l.	Government Grants

The Company receives grant moneys from the National Telecommunications and Information Administration ("NTIA") Broadband Technology Opportunity Program. The Company recognizes government grants when it is probable that the Company will comply with the conditions attached to the grant arrangement and the grant will be received. The Company accounts for grant moneys received for reimbursement of capital expenditures as a reduction from the cost of the asset in arriving at its book value. The grant is thus recognized in earnings over the useful life of a depreciable asset by way of a reduced depreciation charge.

m.	Income Taxes

The Company recognizes income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in earnings in the period that includes the enactment date.

There are various factors that may cause tax assumptions to change in the near term, and the Company may have to record a future valuation allowance against its deferred tax assets if management determines that the realization of a deferred tax asset is uncertain. The Company recognizes the benefit of an uncertain tax position taken or expected to be taken on its income tax returns if it is "more likely than not" that such tax position will be sustained based on its technical merits. The Company records interest cost and penalties related to unrecognized tax benefits and penalties in income tax expense.

n.	Fair Value of Financial Instruments

The Company applies Accounting Standards Codification ("ASC") 820-10 Fair Value Measurements, for its financial assets and liabilities. This pronouncement defines fair value, establishes a framework for measuring fair value, and requires expanded disclosures about fair value measurements. ASC 820-10 emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and defines fair value as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow) and the cost approach (cost to replace the service capacity of an asset or replacement cost), which are each based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company's market assumptions.

Fair Value Hierarchy

ASC 820-10 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. GAAP establishes three levels of inputs that may be used to measure fair value:

Level 1

Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.

Level 2

Inputs to the valuation methodology include:

•	quoted prices for similar assets or liabilities in active markets;

•	quoted prices for identical or similar assets or liabilities in inactive markets;

•	inputs other than quoted prices that are observable for the asset or liability; and

•	inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3

Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company views fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at fair value, management considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.

o.	Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash investments and accounts receivable. The Company does not enter into financial instruments for trading or speculative purposes. The Company's cash and cash equivalents are primarily held in commercial bank accounts in the United States of America. Account balances generally exceed federally insured limits; however, the Company limits its cash investments to high-quality financial institutions in order to minimize its credit risk.

The Company's trade receivables, which are unsecured, are geographically dispersed. As of March 31, 2012, the Company had one customer with a trade receivable balance in excess of 10 percent of the Company's consolidated net trade receivable balance. This customer accounted for approximately 17 percent of the consolidated net trade receivable balance as of March 31, 2012. As of June 30, 2011 the Company had one customer with a trade receivable balance of 12 percent of total receivables. During the three and nine months ended March 31, 2012, the Company had one customer that accounted for approximately 14 percent and 13 percent of the Company's monthly recurring revenue, respectively. During the three and nine months ended March 31, 2011, the Company had one customer that accounted for 13 and 12 percent of the Company's monthly recurring revenue, respectively. No other single customer accounted for more than 10 percent of the Company's revenue during these periods.

p.	Recently Issued Accounting Standards

From time to time, the Financial Accounting Standards Board ("FASB") or other standards-setting bodies issue new accounting pronouncements. Updates to ASC's are communicated through issuance of an Accounting Standards Update ("ASU").

In August 2011, the FASB issued guidance that allows companies to consider qualitative factors when testing goodwill for impairment. Current GAAP requires an entity to perform a two-step test in which the first step involves calculating the fair value of goodwill and comparing it to the carrying value. The recently issued guidance allows an entity to assess qualitative factors to determine whether it is more likely than not that the fair value exceeds the carrying value prior to performing the two step evaluation. If it is determined that it is unlikely that the carrying value exceeds the fair value, then the entity is no longer required to complete the two step goodwill impairment evaluation. Management adopted this new guidance in fiscal 2012.

Management has reviewed all other new accounting pronouncements with deferred effective dates and believes they will not have a material impact on the Company's consolidated results of operations, financial condition, or financial disclosures.

(3) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of Presentation

The accompanying consolidated financial statements include all the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. The accompanying consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").

Unless otherwise noted, dollar amounts and disclosures throughout the Company's Notes to the consolidated financial statements relate to the Company's continuing operations and are presented in thousands of dollars.

b.	Spin-off of Business Units

On April 1, 2011, the Company completed a spin-off of its Zayo Enterprise Networks ("ZEN") business unit. Additionally, on March 12, 2010, the Company spun-off of its Onvoy Voice Services ("Onvoy") business unit. The Company distributed all of the assets and liabilities of ZEN and Onvoy to Holdings on the respective spin-off dates.

Management determined that it had discontinued all significant cash flows and continuing involvement with respect to ZEN and Onvoy's operations and therefore considers these to be discontinued operations. During the years ended June 30, 2011, 2010 and 2009, the results of the operations of ZEN and Onvoy have been aggregated and are presented in a single caption entitled, "Earnings from discontinued operations, net of income taxes" on the accompanying consolidated statements of operations. Management has not allocated any general corporate overhead to amounts presented in discontinued operations, nor has it elected to allocate interest costs.

c.	Use of Estimates

The preparation of the Company's consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Significant estimates are used when establishing allowances for doubtful accounts, reserves for disputed line cost billings, determining useful lives for depreciation and amortization, assessing the need for impairment charges (including those related to intangible assets and goodwill), allocating purchase price among the fair values of assets acquired and liabilities assumed, accounting for income taxes and related valuation allowance against deferred tax assets, estimating the stock-based compensation liability, and various other items. Management evaluates these estimates and judgments on an ongoing basis and makes estimates based on historical experience, current conditions, and various other assumptions that are believed to be reasonable under the circumstances. The results of these estimates form the basis for making judgments about the carrying values of assets and liabilities as well as identifying and assessing the accounting treatment with respect to commitments and contingencies. Actual results may differ from these estimates under different assumptions or conditions.

d.	Cash and Cash Equivalents and Restricted Cash

The Company considers all highly liquid investments with original maturities of three months or less to be cash and cash equivalents. Cash equivalents are stated at cost, which approximates fair value. Restricted cash consists of cash balances held by various financial institutions as collateral for letters of credit and surety bonds. These balances are reclassified to cash and cash equivalents when the underlying obligation is satisfied, or in accordance with the governing agreement. Restricted cash balances expected to become unrestricted during the next twelve months are recorded as current assets. Restricted cash balances which are not expected to become unrestricted during the next twelve months are recorded as other assets, non-current.

e.	Investments

Investments in which the Company does not have significant influence over the investee, or investments that do not have a readily determinable fair value are recorded using the cost method of accounting. Under this method, the investment is recorded in the balance sheet at historical cost. Subsequently, the Company recognizes as income any dividends received that are distributed from earnings since the date of initial investment. Dividends received that are distributed from earnings prior to the date of acquisition are recorded as a reduction of the cost of the investment. Cost method investments are reviewed for impairment if factors indicate that a decrease in value of the investment has occurred.

f.	Trade Receivables

Trade receivables are recorded at the invoiced amount and do not bear interest. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its trade receivable portfolio. In establishing the required allowance, management considers historical losses adjusted to take into account current market conditions and the customer's financial condition, the amount of receivables in dispute, and the age of receivables and current payment patterns. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

g.	Property and Equipment

The Company's property and equipment includes assets in service and under construction or development.

Property and equipment is recorded at historical cost or acquisition date fair value. Costs associated directly with network construction, service installations, and development of business support systems, including employee-related costs, are capitalized. Depreciation is calculated on a straight-line basis over the assets' estimated useful lives from the date placed into service. Management estimates the useful life of property and equipment by reviewing historical usage, with consideration given to technological changes, trends in the industry, and other economic factors that could impact the network architecture and asset utilization.

Equipment acquired under capital leases is recorded at the lower of the fair value of the asset or the net present value of the minimum lease payments at the inception of the lease. Depreciation of equipment held under capital leases is included in depreciation and amortization expense, and is calculated on a straight-line basis over the estimated useful lives of the assets, or the related lease term, whichever is shorter.

Management reviews property and equipment for impairment whenever events or changes in circumstances indicate that the carrying value of its property and equipment may not be recoverable. An impairment loss is recognized when the assets' carrying value exceeds both the assets' estimated undiscounted future cash flows and the assets' estimated fair value. Measurement of the impairment loss is then based on the estimated fair value of the assets. Considerable judgment is required to project such future cash flows and, if required, to estimate the fair value of the property and equipment and the resulting amount of the impairment. No impairment charges were recorded for property and equipment during the years ended June 30, 2011, 2010 or 2009.

The Company capitalizes interest for all assets that require a period of time to get them ready for their intended use.

h.	Goodwill and Purchased Intangibles

Goodwill represents the excess of the purchase price over the fair value of the net identifiable assets acquired in a business combination. Goodwill is reviewed for impairment at least annually in April and when a triggering event occurs between impairment test dates. The goodwill impairment test is a two-step test. Under the first step, the estimated fair value of the reporting unit is compared with its carrying value (including goodwill). If the estimated fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and the enterprise must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit's goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation. The residual fair value after this allocation is the implied fair value of the reporting unit goodwill. Fair value of the reporting unit is determined using a discounted cash flow analysis. If the fair value of the reporting unit exceeds its carrying value, step two does not need to be performed.

Intangible assets with definite useful lives are amortized over their respective estimated useful lives and reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. No impairment charges were recorded for goodwill or intangibles during the years ended June 30, 2011, 2010 or 2009.

i.	Derivative Financial Instruments

The Company from time-to-time utilizes interest rate swaps to mitigate its exposure to interest rate risk. Derivative instruments are recorded in the balance sheet as either assets or liabilities, measured at fair value. Changes in fair value are recognized in earnings. The Company has historically entered into interest rate swaps to convert a portion of its floating-rate debt to fixed-rate debt and did not elect to apply hedge accounting. The interest rate differentials to be paid or received under such derivatives and the changes in the fair value of the instruments are recognized and recorded as adjustments to interest expense. The principal objectives of the derivative instruments are to minimize the interest rate risks associated with financing activities. The Company does not use financial instruments for trading purposes. The Company utilized interest rate swap contracts in connection with obtaining the Company's term loans, which were fully paid-off in March 2010. These swaps expired in September 2010. See Note 10 — Long-term Debt, for further discussion of the Company's debt obligations and Note 15 — Fair Value Measurements, for a discussion of the fair value of the interest rate swaps.

j.	Revenue Recognition

The Company recognizes revenues derived from leasing fiber optic telecommunications infrastructure and the provision of telecommunications and colocation services when the service has been provided and when there is persuasive evidence of an arrangement, the fee is fixed or determinable, and collection of the receivable is reasonably assured. Taxes collected from customers and remitted to a governmental authority are reported on a net basis and are excluded from revenue.

Most revenue is billed in advance on a fixed-rate basis. The remainder of revenue is billed in arrears on a transactional basis determined by customer usage. Fees billed in connection with customer installations and other up-front charges are deferred and recognized as revenue ratably over the contract term.

The Company typically records revenues from leases of dark fiber including, indefeasible rights-of-use ("IRU") agreements, as services are provided. Dark fiber IRU agreements generally require the customer to make a down payment upon execution of the agreement; however in some cases the Company receives up to the entire lease payment at the inception of the lease and recognizes the revenue ratably over the lease term. IRU contract terms are reviewed to determine if the terms would require sales-type accounting treatment, which would result in revenue recognition upon the execution of the contract. Sales-type accounting treatment is required for dark fiber leases when the agreements provide for the transfer of legal title to the dark fiber to the customer at the end of the agreement's term and the following criteria have been met:

•	the sale has been consummated;

•	the customer's initial and continuing investments are adequate to demonstrate a commitment to pay for the property;

•	the Company's receivable is not subject to future subordination; and

•	the Company has transferred to the buyer the usual risks and rewards of ownership in a transaction that is in substance a sale and does not have a substantial continuing involvement with the property.

During the year ended June 30, 2011, the Company recognized revenue in the amount of $1,100 related to a fiber sale. The Company did not enter into any contracts during the years ended June 30, 2010 or 2009 that required sales-type accounting treatment.

k.	Operating Costs and Accrued Liabilities

The Company leases certain network facilities, primarily circuits, from other local exchange carriers to augment its owned infrastructure for which it is generally billed a fixed monthly fee. The Company also uses the facilities of other carriers for which it is billed on a usage basis.

The Company recognizes the cost of these facilities or services when it is incurred in accordance with contractual requirements. The Company disputes incorrect billings. The most prevalent types of disputes include disputes for circuits that are not disconnected on a timely basis and usage bills with incorrect or inadequate call detail records. Depending on the type and complexity of the issues involved, it may take several quarters to resolve disputes.

In determining the amount of such operating expenses and related accrued liabilities to reflect in its consolidated financial statements, management considers the adequacy of documentation of disconnect notices, compliance with prevailing contractual requirements for submitting such disconnect notices and disputes to the provider of the facilities, and compliance with its interconnection agreements with these carriers. Significant judgment is required in estimating the ultimate outcome of the dispute resolution process, as well as any other amounts that may be incurred to conclude the negotiations or settle any litigation.

l.	Stock-Based Compensation

The common units granted by the Company's ultimate parent company, CII, are considered stock-based compensation with terms that require the awards to be classified as liabilities. As such, the Company accounts for these awards as a liability and re-measures the liability at each reporting date. These awards vest over a period of three or four years and may fully vest subsequent to a liquidation event.

The preferred units granted by the Company's ultimate parent company, CII, are considered stock-based compensation with terms that require the awards to be classified as equity. As such, the Company accounts for these awards as equity, which requires the cost to be measured at the grant date based on the fair value of the award and which is recognized as expense over the requisite service period.

Determining the fair value of share-based awards at the grant date and subsequent reporting dates requires judgment. If actual results differ significantly from these estimates, stock-based compensation expense and the Company's results of operations could be materially impacted.

m.	Government Grants

The Company receives grant moneys from the National Telecommunications and Information Administration ("NTIA") Broadband Technology Opportunity Program. The Company recognizes government grants when it is probable that the Company will comply with the conditions attached to the grant arrangement and the grant will be received. The Company accounts for grant moneys received for reimbursement of capital expenditures as a reduction from the cost of the asset in arriving at its book value. The grant is thus recognized in earnings over the useful life of a depreciable asset by way of a reduced depreciation charge.

n.	Income Taxes

The Company recognizes income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in earnings in the period that includes the enactment date.

There are various factors that may cause tax assumptions to change in the near term, and the Company may have to record a future valuation allowance against its deferred tax assets. The Company recognizes the benefit of an uncertain tax position taken or expected to be taken on its income tax returns if it is "more likely than not" that such tax position will be sustained based on its technical merits.

The Company records interest related to unrecognized tax benefits and penalties in income tax expense.

o.	Fair Value of Financial Instruments

The Company adopted ASC 820-10 Fair Value Measurements, for its financial assets and liabilities effective June 30, 2009. This pronouncement defines fair value, establishes a framework for measuring fair value, and requires expanded disclosures about fair value measurements. ASC 820-10 emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and defines fair value as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow) and the cost approach (cost to replace the service capacity of an asset or replacement cost), which are each based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company's market assumptions.

Fair Value Hierarchy

ASC 820-10 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. GAAP establishes three levels of inputs that may be used to measure fair value:

Level 1

Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.

Level 2

Inputs to the valuation methodology include:

•	quoted prices for similar assets or liabilities in active markets;

•	quoted prices for identical or similar assets or liabilities in inactive markets;

•	inputs other than quoted prices that are observable for the asset or liability; and

•	inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3

Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company views fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at fair value, management considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.

p.	Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash investments and accounts receivable. The Company does not enter into financial instruments for trading or speculative purposes. The Company's cash and cash equivalents are primarily held in commercial bank accounts in the United States of America. Account balances generally exceed federally insured limits; however, the Company limits its cash investments to high-quality financial institutions in order to minimize its credit risk.

The Company's trade receivables, which are unsecured, are geographically dispersed. During the year ended June 30, 2011 and 2010, the Company had one customer that accounted for 12 percent of the total revenue recognized during each period. No customers represented greater than 10 percent of total revenue during the year ended June 30, 2009. As of June 30, 2011 the Company had one customer with a trade receivable balance of 12 percent of total receivables. No other customers trade receivable balance as of June 30, 2011 or 2010 exceeded 10 percent of the Company's consolidated net trade receivable balance.

q.	Recently Issued Accounting Standards

From time to time, the FASB or other standards-setting bodies issue new accounting pronouncements. Updates to ASC's are communicated through issuance of an Accounting Standards Update ("ASU").

In December 2010, the FASB issued ASU Number 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations. This ASU clarifies the disclosure requirements for pro forma presentation of revenue and earnings related to a business combination. The Company elected to early adopt this guidance during the second quarter of Fiscal 2011. See Note 4 — Acquisitions, for the required pro forma presentation related to the Company's acquisitions during the periods presented.

Acquisitions	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Acquisitions [Abstract]
Acquisitions

(4) ACQUISITIONS

Since the formation of Zayo Group, LLC in May 2007, the Company has consummated 14 transactions accounted for as business combinations. The consummation of the acquisitions was executed as part of the Company's business strategy of expanding through acquisitions. The acquisition of these businesses have allowed the Company to increase the scale at which it operates, which in turn affords the Company the ability to increase its operating leverage, extend its network reach, and broaden its customer base.

The accompanying condensed consolidated financial statements include the operations of the acquired entities from their respective acquisition dates.

Acquisitions during the nine months ended March 31, 2012

360networks Holdings (USA) Inc. ("360networks")

On December 1, 2011, the Company acquired all of the outstanding equity interest in 360networks for a contractual purchase price of $345,000. In connection with the agreement, the Company agreed to assume a net working capital deficit of approximately $26,400 and acquired $709 in cash balances. In March 2012, the Company received $400 in cash from an escrow account as a final working capital adjustment. As a result, the net consideration paid for the transaction was $317,891. The acquisition was funded with proceeds from a $315,000 Senior Secured Term Loan ("Term Loan") which was entered into on December 1, 2011 (See Note 10 – Long Term Debt) and cash on hand.

The acquired 360networks business operated approximately 19,879 route miles of intercity and metro fiber network across 22 states and British Columbia. 360networks' intercity network interconnected over 70 markets across the central and western United States, including 23 Zayo fiber markets and a number of new markets such as Albuquerque, New Mexico; Bismarck, North Dakota; Des Moines, Iowa; San Francisco, California; San Diego, California and Tucson, Arizona. In addition to its intercity network, 360networks operated over 800 route miles of metropolitan fiber networks across 26 markets, including Seattle, Washington; Denver, Colorado; Colorado Springs, Colorado; Omaha, Nebraska; Sacramento, California and Salt Lake City, Utah.

Included in the $345,000 purchase price was VoIP 360, Inc., a legal subsidiary of 360networks. The VoIP360, Inc. entity held substantially all of 360networks Voice over Internet Protocol ("VoIP") and other voice product offerings. Effective April 1, 2011, Zayo spun-off its voice operations to Holdings in order to maintain focus on its Bandwidth Infrastructure business (See Note 5 – Spin-off of Business Unit). To further this objective, concurrently with the close of the 360networks acquisition, the Company spun-off 360networks VoIP operations to Holdings. On the spin-off date, the Company estimated the fair value of the VoIP assets and liabilities which were distributed to Holdings to be $11,700. As the Company is in the process of finalizing the purchase accounting for the 360networks acquisition, the value ascribed to the VoIP business is subject to change.

The Company has recognized the assets and liabilities of 360networks based on its preliminary estimates of their acquisition date fair values. The determination of the fair values of the acquired assets and assumed liabilities (and the related determination of estimated lives of depreciable tangible and identifiable intangible assets) requires significant judgment. The Company has not completed its valuation analysis and calculations in sufficient detail necessary to arrive at the final estimates of the fair market value of the acquired assets and liabilities assumed, along with the related allocations to goodwill and intangible assets. As such, all information presented is preliminary and subject to revision pending the final fair market valuation analysis. Management expects to complete its final fair value determinations no later than the first quarter of fiscal 2013.

The following table presents the Company's preliminary allocation of the purchase price to the assets acquired and liabilities assumed, based on their estimated fair values on the acquisition date. The assets and liabilities associated with the spun-off VoIP business are netted within the caption Net assets of VoIP 360, Inc.

360networks
Acquisition date	December 1, 2011
Current assets	$11,764
Property and equipment	167,116
Deferred tax assets, net	137,091
Intangibles	34,940
Goodwill	37,594
Other assets	203

Total assets acquired	388,708

Current liabilities	32,881
Deferred revenue	45,455
Other liabilities	3,472

Total liabilities assumed	81,808

Net assets acquired	306,900

Net assets of VoIP360 Inc.	11,700
Less cash acquired	(709)

Purchase consideration/Net cash paid	$317,891

Subsequent to the acquisition date, the Company has incurred net cash outflows of $26,000 associated with the assumed working capital deficit. The net cash outflows associated with fulfilling the working capital deficit are reflected in the condensed consolidated statement of cash flows within cash flows from operating activities.

The following table presents the Company's preliminary estimates of the fair value of the net assets of VoIP360 Inc. which were distributed to Holdings on the acquisition date:

VoIP 360 Inc.
Acquisition date	December 1, 2011
Cash	$46
Other current assets	1,925
Property and equipment	3,634
Intangibles	7,912
Goodwill	2,526
Other assets	160

Total assets acquired	16,203

Current liabilities	2,332
Deferred revenue	345
Other liabilities	1,826

Total liabilities assumed	4,503

Net assets contributed to Holdings	$11,700

The goodwill of $37,594 arising from the 360networks acquisition consists of the synergies, economies-of-scale and other strategic benefits such as market diversification and leverage benefits that are expected from the combined networks. The goodwill associated with the 360networks acquisition is not deductible for tax purposes. The Company has allocated the goodwill to the business units that are expected to benefit from the acquired goodwill. The allocation was determined based on the excess of the fair value of the acquired business over the fair value of the individual assets acquired and liabilities assumed that were assigned to the business units. Goodwill of $13,471 and $24,123 was allocated to the Zayo Bandwidth ("ZB") and Zayo Fiber Solutions ("ZFS") business units, respectively.

In connection with the 360networks acquisition, the Company acquired significant intangible assets, including customer relationships, certifications and trade names. The customer relationships represent a valuable intangible asset as the Company anticipates continued business from the 360networks customer base. The Company valued the 360networks customer relationships utilizing the multi-period excess earnings valuation technique which resulted in a fair value of $30,904. Management estimates the useful life of the acquired customer relationships to be 20 years. The Company also acquired numerous certifications that allow the Company to operate in the areas in which the legacy 360networks company operated. The Company valued the certifications utilizing a cost based valuation approach, which resulted in an estimated fair value of $3,488. The certifications have an indefinite useful life and are not subject to amortization but will be reviewed for impairment in accordance with the Companies policy for valuing intangible assets with indefinite useful lives. The Company also acquired various trade names in the acquisition, which were valued utilizing the relief from royalty method. The Company estimates the fair value of the trade names to be $548. The Company intends to utilize the acquired trade name asset for a period of one year. Management does not believe the acquired trade names have material value after this one-year period and as such the trade name asset is being amortized over a period of 12 months.

The previous owners of 360networks had entered into various agreements, including IRU agreements with other telecommunication service providers to lease them fiber and other bandwidth infrastructure in exchange for upfront cash payments. The revenue associated with these contracts was deferred and is being recognized over the contract term. The Company recorded the acquired deferred revenue balance at the acquisition date fair value, which was determined based upon management's assessment of the future costs to be incurred in connection with the Company's continued legal obligation associated with the acquired deferred revenue plus a reasonable profit margin. A fair value of $45,455 was assigned to the acquired deferred revenue balance of 360networks. The acquired deferred revenue is being recognized over the next three to twenty years.

Based on the Company's preliminary fair value assessment related to deferred tax assets acquired in the 360networks acquisition, a value of $137,091 was assigned to the acquired deferred tax assets. The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

December 1, 2011
Deferred income tax assets
Net operating loss carry forwards	$139,218
Property and equipment	39,686
Deferred revenue	16,075
Accrued expenses	3,476
Allowance for doubtful accounts	53

Total deferred income tax assets	198,508

Deferred income tax liabilities
Intangible assets	(8,532)

Total deferred income tax liabilities	(8,532)

Less: Valuation allowance	(52,885)

Net deferred income tax (liability)/assets	$137,091

The Company acquired a total of $397,697 of net operating loss carry forwards ("NOLs") from the 360networks acquisition. The acquisition was a "change in ownership" within the meaning of Section 382 of the Internal Revenue Code and, as a result, such NOLs are subject to an annual limitation, and thus the Company is limited in its ability to use the acquired NOLs to reduce its income tax liabilities. The current annual NOL usage limitation as it relates to the NOLs acquired from 360networks is $11,765. Based on the Company's forecasted taxable income and the dates in which the acquired NOLs expire, management estimates that it will not be able to utilize $155,544 of the acquired NOLs. The Company's preliminary estimate of the valuation allowance associated with the acquired deferred tax assets is $52,885. This preliminary estimate represents the impact of the limitations on the Company's ability to offset future taxable income with these NOLs before they expire. The Company is pending the receipt of additional documentation which will be utilized in the Company's overall assessment of the fair value of the net deferred tax assets acquired which includes an analysis of uncertain tax positions and limitations on the Company's ability to utilize acquired NOLs following earlier ownership changes.

Mercury Marquis Holdings, LLC ("MarquisNet")

On December 31, 2011, the Company entered into an Asset Purchase Agreement with MarquisNet. The agreement was consummated on the same date, at which time zColo acquired substantially all of the net assets of MarquisNet for a purchase price of $15,875, subject to post-closing adjustments. In connection with the agreement, the parties estimated the Company would assume a net working capital deficit of approximately $419. As such the consideration paid for the transaction was reduced to $15,456 and is subject to adjustment. The acquisition was funded with a draw on the Company's revolving line-of-credit.

The acquired MarquisNet business operates a single 28,000 square foot data center which provides colocation services in Las Vegas, Nevada. With this acquisition, the Company's zColo business unit operates twelve interconnect-focused colocation facilities.

The Company has recognized the assets and liabilities of MarquisNet based on its preliminary estimates of their acquisition date fair values. The determination of the fair values of the acquired assets and assumed liabilities (and the related determination of estimated lives of depreciable tangible and identifiable intangible assets) requires significant judgment. The Company has not completed its valuation analysis and calculations in sufficient detail necessary to arrive at the final estimates of the fair market value of the acquired assets and liabilities assumed, along with the related allocations to goodwill and intangible assets. As such, all information presented is preliminary and subject to revision pending the final fair market valuation analysis. Management expects to complete its final fair value determinations no later than the fourth quarter of fiscal 2012. The following table presents the Company's allocation of the purchase price to the assets acquired and liabilities assumed, based on the Company's preliminary estimates of the fair values on the acquisition date.

MarquisNet
Acquisition date	December 31, 2011
Current assets	$60
Property and equipment	1,295
Intangibles — customer relationships	7,874
Goodwill	6,614

Total assets acquired	15,843

Current liabilities	254
Other liabilities	133

Total liabilities assumed	387

Purchase consideration/Net cash paid	$15,456

The goodwill of $6,614 arising from the MarquisNet acquisition consists of the synergies, economies-of-scale and other strategic benefits such as market diversification. All of the assets acquired and liabilities assumed support the Company's colocation product offerings and as such have been allocated to the zColo business unit. The goodwill associated with the MarquisNet acquisition is deductible for tax purposes.

In connection with the MarquisNet acquisition, the Company acquired significant customer relationships. These relationships represent a valuable intangible asset as the Company anticipates continued business from the MarquisNet customer base. The Company valued the MarquisNet customer relationships utilizing the multi-period excess earnings valuation technique which resulted in a fair value of $7,874. Management estimates the useful life of the acquired customer relationships to be 11 years.

Acquisitions during the year ended June 30, 2011

American Fiber Systems Holding Corporation ("AFS")

On October 1, 2010, the Company completed a merger with American Fiber Systems Holding Corporation, the parent company of American Fiber Systems, Inc. ("AFS Inc."). The AFS merger was consummated with the exchange of $110,000 in cash and a $4,500 non-interest bearing promissory note due in 2012 for all of the interest in AFS. The Company calculated the fair value of the promissory note to be $4,141 resulting in an aggregate purchase price of $114,141. The purchase price was based upon the valuation of both the business and assets directly owned by AFS and its ownership interest in US Carrier Telecom Holdings, LLC ("US Carrier"). There was no contingent consideration associated with the purchase. The acquisition was financed with cash on hand and proceeds from the Company's $100,000 note issuance — See Note 10 — Long-Term Debt.

AFS is a provider of lit and dark bandwidth infrastructure services in nine metropolitan markets: Atlanta, Georgia; Boise, Idaho; Cleveland, Ohio; Kansas City, Missouri; Las Vegas, Nevada; Minneapolis, Minnesota; Nashville, Tennessee; Reno, Nevada and Salt Lake City, Utah. AFS owns and operates approximately 1,251 routes miles and over 172,415 fiber miles of fiber networks.

The following table presents the Company's allocation of the purchase price to the assets acquired and liabilities assumed, based on their estimated fair values on the acquisition date.

AFS
Acquisition date	October 1, 2010
Current assets	$3,808
Property and equipment	56,481
Intangibles — customer relationships	57,082
Goodwill	15,731
Investment in US Carrier	15,075
Other assets	350

Total assets acquired	148,527

Current liabilities	3,396
Deferred revenue	23,905
Deferred tax liability	3,958
Other liabilities	3,127

Total liabilities assumed	34,386

Net assets acquired	114,141
Seller Note payable to former AFS Holdings owners	(4,141)

Net cash paid	$110,000

The goodwill of $15,731 arising from the AFS merger consists of the synergies and economies-of-scale expected from the AFS merger. The goodwill associated with the AFS merger is not deductible for tax purposes. The Company has allocated the goodwill to the business units that are expected to benefit from the acquired goodwill. The allocation was determined based on the excess of the fair value of the acquired business over the fair value of the individual assets acquired and liabilities assumed that are assigned to the business units. Goodwill of $8,061 and $7,670 was allocated to the ZB and ZFS business units, respectively.

In connection with the AFS merger, the Company acquired significant customer relationships. These relationships represent a valuable intangible asset as the Company anticipates continued business from the AFS customer base. The Company valued the AFS customer relationships utilizing the multi-period excess earnings valuation technique which resulted in a fair value of $57,082.

The previous owners had entered into various agreements, including IRU agreements with other telecommunication service providers to lease them fiber and other bandwidth infrastructure in exchange for upfront cash payments. The revenue associated with these agreements was deferred and recognized over the contract term. The Company recorded the acquired deferred revenue balance at the acquisition date at fair value, which was determined based upon management's assessment of the future costs to be incurred in connection with the Company's continued legal obligation associated with the acquired deferred revenue plus a reasonable profit margin. A fair value of $23,905 was assigned to the acquired deferred revenue balance of AFS. The acquired deferred revenue is expected to be recognized over the next five to twenty years.

AGL Networks, LLC ("AGL Networks")

On July 1, 2010 the Company acquired all of the equity interest in AGL Networks. AGL Networks is a communication service provider focused on providing dark fiber services to its customers who are primarily located in the Atlanta, Georgia; Phoenix, Arizona; and Charlotte, North Carolina markets. AGL Networks operated a network of approximately 786 route miles and over 190,000 fiber miles. The purchase price of this acquisition, after post-close adjustments, was $73,666. The acquisition was financed with cash on hand. There was no contingent consideration associated with the purchase.

The following table presents the Company's allocation of the purchase price to the assets acquired and liabilities assumed, based on their estimated fair values.

AGL Networks
Acquisition date	July 1, 2010
Current assets	$3,714
Property and equipment	93,136
Intangibles — customer relationships	3,433
Goodwill	220
Other assets	680

Total assets acquired	101,183

Current liabilities	1,006
Deferred revenue	26,511

Total liabilities assumed	27,517

Net assets acquired	$73,666

Purchase consideration/Net cash paid	$73,666

The goodwill of $220 arising from the AGL Networks acquisition consists of the synergies and economies-of-scale expected from combining the operations of AGL Networks and the Company. The goodwill associated with the AGL Networks acquisition is deductible for tax purposes. The full amount of the goodwill recognized in the AGL Networks acquisition has been assigned to the ZFS business unit.

In connection with the AGL Networks acquisition, the Company acquired certain customer relationships. These relationships represent a valuable intangible asset as the Company anticipates continued business from the AGL Networks customer base. The Company valued the AGL Networks customer relationships utilizing the multi-period excess earnings valuation technique which resulted in a fair value of $3,433.

The previous owners had entered into various agreements, including indefeasible rights-of-use agreements with other telecommunication service providers to lease them fiber and other bandwidth infrastructure in exchange for upfront cash payments. The revenue associated with these agreements was being recognized over the contract term. The Company recorded the acquired deferred revenue balance at the acquisition date at fair value which was determined based upon management's assessment of the future costs to be incurred in connection with the Company's continued legal obligation associated with the acquired deferred revenue plus a reasonable profit margin. A fair value of $26,511 was assigned to the acquired deferred revenue balance of AGL Networks. The acquired deferred revenue is expected to be recognized over the next five to twenty years.

Acquisition costs

Acquisition costs include expenses incurred which are directly related to potential and closed acquisitions. The Company incurred acquisition-related costs of $1,554 and $23 during the three months ended March 31, 2012 and 2011, respectively and $3,363 and $865 during the nine months ended March 31, 2012 and 2011, respectively. Acquisition costs have been charged to selling, general and administrative expenses during these periods.

Pro-forma Financial Information

The unaudited pro forma results presented below include the effects of the Company's December 1, 2011 acquisition of 360networks and the December 31, 2011 acquisition of MarquisNet as if the acquisitions had been consummated as of July 1, 2010. The pro-forma earnings/(loss) for the three and nine month periods ended March 31, 2012 and 2011 include the additional depreciation and amortization resulting from the adjustments to the value of property and equipment and intangible assets resulting from purchase accounting and an adjustment to revenue as a result of the acquisition date valuation of acquired deferred revenue balances. The pro-forma results also include interest expense associated with debt used to fund the acquisitions. The pro forma results do not include any anticipated synergies or other expected benefits of the acquisition. Accordingly, the unaudited pro forma financial information below is not necessarily indicative of either future results of operations or results that might have been achieved had the acquisition been consummated as of July 1, 2010.

	Three months ended March 31,		Nine months ended March 31,
	2012	2011	2012	2011
Revenue	$105,042	$93,618	$308,920	$264,654
Loss from continuing operations	$(2,652)	$(20,083)	$(5,021)	$(23,184)

Pending and Recently Closed Acquisitions

On March 18, 2012, the Company entered into an Agreement and Plan of Merger (the "Agreement") with AboveNet Inc. ("AboveNet"), a Delaware corporation, and provider of high-bandwidth connectivity solutions.

Upon the close of the transaction contemplated by the Agreement, the Company will acquire 100 percent of the outstanding capital stock of AboveNet. The contractual purchase price is $2,278,504. In connection with the Agreement, the Company will assume net cash of approximately $62,000 resulting in the net consideration paid for the transaction of approximately $2,216,504. Upon closing the acquisition, each outstanding share of AboveNet common stock will be converted into the right to receive $84 in cash.

The Agreement is subject to customary closing conditions (including regulatory approval) and includes customary representations, warranties, covenants and agreements.

The acquisition is not subject to any financing conditions. Morgan Stanley Senior Funding, Inc. and Barclays Bank PLC have committed to provide the Company with sufficient committed debt financing that together with equity commitments totaling $290,000 from GTCR and Charlesbank Capital Partners will allow the Company to consummate the acquisition and repay or refinance certain existing indebtedness of the Company and AboveNet. The commitments are subject to customary conditions, including but not limited to the consummation of the acquisition.

AboveNet is a facilities-based provider of high-bandwidth connectivity solutions that provides services in 17 markets in the U.S. and four markets in Europe through their fiber-optic networks in metro markets, their long haul network connecting those markets and their IP network. AboveNet's metro market networks span over 2.2 million fiber miles across over 9,000 route miles. Their long haul fiber-optic communications network spans over 13,000 route miles and interconnects each of their U.S. metro networks and each of their European markets. AboveNet operates dense wavelength-division multiplexing equipment over their fiber to provide large amounts of bandwidth capability between their metro networks for their customer needs and for their IP network. AboveNet uses undersea capacity on the Japan-US Cable Network to provide connectivity between the United States and Japan and capacity on the Trans-Atlantic undersea telecommunications network and other trans-Atlantic cables to provide connectivity from the United States to Europe and from London to continental Europe.

On May 1, 2012, the Company acquired 100 percent of the equity interest in Control Room Technologies, LLC, Allegan Fiber Communications, LLC and Lansing Fiber Communications (collectively "AriaLink"). The purchase price, which was funded with cash on hand, was $18.0 million, which is subject to certain post-closing adjustments.

The acquisition adds 930 new route miles to Zayo's national footprint, including 400 miles of metro networks in Lansing and Ann Arbor, Michigan. Arialink's network will be interconnected with the Company's existing network, enabling end-to-end bandwidth infrastructure services between Zayo's existing 45,000 mile national network and Arialink's network in Michigan.

The resulting combined fiber network, assuming a successful closing of the AboveNet acquisition and the May 1, 2012 acquisition of Arialink, will total over 69,000 route miles.

(4) ACQUISITIONS

Since the formation of Zayo Group, LLC in May 2007, the Company has consummated 12 business combinations. The consummation of the acquisitions was executed as part of the Company's business strategy of expanding through acquisitions. The acquisition of these businesses have allowed the Company to increase the scale at which it operates, which in turn affords the Company the ability to increase its operating leverage, extend its network reach, and broaden its customer base.

The accompanying consolidated financial statements include the operations and financial position of the acquired entities from their respective acquisition dates.

Acquisitions during the year ended June 30, 2011

American Fiber Systems Holding Corporation ("AFS")

On October 1, 2010, the Company completed a merger with American Fiber Systems Holding Corporation, the parent company of American Fiber Systems, Inc. The AFS merger was consummated with the exchange of $110,000 in cash and a $4,500 non-interest bearing promissory note due in 2012 for all of the interest in AFS. The Company calculated the fair market value of the promissory note to be $4,141 resulting in an aggregate purchase price of $114,141. The purchase price was based upon the valuation of both the business and assets directly owned by AFS and its ownership interest in US Carrier Telecom Holdings, LLC ("US Carrier"). There was no contingent consideration associated with the purchase. The acquisition was financed with cash on hand and proceeds from the issuance of the Company's $100,000 note issuance — See Note 10, Long-Term Debt.

AFS is a provider of lit and dark bandwidth infrastructure services in nine metropolitan markets: Atlanta, Georgia; Boise, Idaho; Cleveland, Ohio; Kansas City, Missouri; Las Vegas, Nevada; Minneapolis, Minnesota; Nashville, Tennessee; Reno, Nevada and Salt Lake City, Utah. AFS owns and operates approximately 1,251 routes miles and over 172,415 fiber miles of fiber networks.

The following table presents the Company's preliminary allocation, which is subject to change, of the purchase price to the assets acquired and liabilities assumed, based on their estimated fair values on the acquisition date.

Acquisition date	AFS October 1, 2010
Current assets	$3,808
Property and equipment	56,481
Intangibles — customer relationships	57,082
Goodwill	15,746
Investment in US Carrier	15,075
Other assets	335

Total assets acquired	148,527

Current liabilities	3,396
Deferred revenue	23,905
Deferred tax liability	3,958
Other liabilities	3,127

Total liabilities assumed	34,386

Net assets acquired	114,141
Seller Note payable to former AFS Holdings owners	(4,141)

Net cash paid	$110,000

The goodwill of $15,746 arising from the AFS merger consists of the synergies and economies-of-scale expected from the AFS merger. The goodwill associated with the AFS merger is not deductible for tax purposes. The Company has allocated the goodwill to the business units that are expected to benefit from the acquired goodwill. The allocation was determined based on the excess of the fair value of the acquired business over the fair value of the individual assets acquired and liabilities assumed that are assigned to the business units. Goodwill of $8,076 and $7,670 was allocated to the Zayo Bandwidth and Zayo Fiber Solutions business units, respectively.

In connection with the AFS merger, the Company acquired significant customer relationships. These relationships represent a valuable intangible asset as the Company anticipates continued business from the AFS customer base. The Company valued the AFS customer relationships utilizing the multi-period excess earnings valuation technique which resulted in a fair market value of $57,082.

In connection with the AFS merger, the previous owners had entered into various agreements, including indefeasible rights-of-use agreements with other telecommunication service providers to lease them fiber and other bandwidth infrastructure. The Company recorded the acquired deferred revenue balance at the acquisition date at fair market value, which was determined based upon management's assessment of the future costs to be incurred in connection with the Company's continued legal obligation associated with the acquired deferred revenue plus a reasonable profit margin. A fair value of $23,905 was assigned to the acquired deferred revenue balance of AFS. The balance of the deferred revenue with no remaining obligations was not recorded. The acquired deferred revenue is expected to be recognized over the next five to twenty years.

During the year ended June 30, 2011 the Company recorded purchase accounting adjustments to various assets and liabilities acquired in the AFS Merger resulting in a net increase to the acquired goodwill balance of $1,703 which is reflected in the table above.

AGL Networks, LLC ("AGL Networks")

On July 1, 2010 the Company acquired all of the equity interest in AGL Networks. AGL Networks is a communication service provider focused on providing dark fiber services to its customers who are primarily located in the Atlanta, Georgia; Phoenix, Arizona; and Charlotte, North Carolina markets. AGL Networks operated a network of approximately 786 route miles and over 190,000 fiber miles. The purchase price of this acquisition, after post-close adjustments, was $73,666. The acquisition was financed with cash on hand. There was no contingent consideration associated with the purchase.

The following table presents the Company's allocation of the purchase price to the assets acquired and liabilities assumed, based on their estimated fair values.

Acquisition date	AGL Networks July 1, 2010
Current assets	$3,714
Property and equipment	93,136
Intangibles — customer relationships	3,433
Goodwill	220
Other assets	680

Total assets acquired	101,183

Current liabilities	1,006
Deferred revenue	26,511

Total liabilities assumed	27,517

Net assets acquired	$73,666

Purchase consideration/Net cash paid	$73,666

The goodwill of $220 arising from the AGL Networks acquisition consists of the synergies and economies-of-scale expected from combining the operations of AGL Networks and the Company. The goodwill associated with the AGL Networks acquisitions is deductible for tax purposes. The full amount of the goodwill recognized in the AGL Networks acquisition has been assigned to the Zayo Fiber Solutions business unit.

In connection with the AGL Networks acquisition, the Company acquired certain customer relationships. These relationships represent a valuable intangible asset as the Company anticipates continued business from the AGL Networks customer base. The Company valued the AGL Networks customer relationships utilizing the multi-period excess earnings valuation technique which resulted in a fair market value of $3,433.

In connection with the AGL Networks acquisition, the previous owners had entered into various agreements, including indefeasible rights-of-use agreements with other telecommunication service providers to lease them fiber and other bandwidth infrastructure. The Company recorded the acquired deferred revenue balance at the acquisition date at fair market value which was determined based upon management's assessment of the future costs to be incurred in connection with the Company's continued legal obligation associated with the acquired deferred revenue plus a reasonable profit margin. A fair value of $26,511 was assigned to the acquired deferred revenue balance of AGL Networks. The balance of the deferred revenue with no remaining obligations was not recorded. The acquired deferred revenue is expected to be recognized over the next five to twenty years.

During the year ended June 30, 2011, the Company had various purchase accounting adjustments related to various assets and liabilities acquired in the AGL acquisition resulting in a net increase to the acquired goodwill balance of $153 which is reflected in the table above.

Acquisition costs

The Company incurred acquisition-related costs of $865 which have been charged to selling, general and administrative expenses during the year ended June 30, 2011.

Acquisition during the year ended June 30, 2010

FiberNet Networks Telecom Group, Inc. ("FiberNet")

On September 9, 2009, the Company acquired all of the outstanding equity interest in FiberNet. The purchase price of this acquisition, after post-close adjustments, was $96,571. The acquisition was financed with cash on hand. There was no contingent consideration associated with the purchase.

FiberNet was a communications service provider focused on providing complex interconnection services which enabled the exchange of voice, video, and data traffic between global networks. FiberNet owned and operated integrated colocation facilities and diverse transport routes principally in New York and New Jersey. FiberNet's network infrastructure and facilities were designed to provide comprehensive broadband interconnectivity for the world's largest network operators, including leading domestic and international telecommunications carriers, service providers, and enterprises.

The following table presents the allocation of the purchase price to the assets acquired and liabilities assumed, and are based on their estimated fair values.

Acquisition date	FiberNet September 9, 2009
(Restated)
Current assets	$16,824
Property and equipment	50,734
Goodwill	1,160
Intangibles	43,900
Deferred income taxes	9,418
Other assets	838

Total assets acquired	122,874

Current liabilities	11,534
Deferred revenue	7,257

Total liabilities assumed	18,791

Purchase consideration/Net assets acquired	104,083
Less cash acquired	(7,512)

Net cash paid	$96,571

The goodwill of $1,160 arising from the FiberNet acquisition consists of the synergies and economies-of-scale expected from the FiberNet acquisition. The goodwill associated with the FiberNet acquisition is not deductible for tax purposes. The Company has allocated the goodwill to the business units that are expected to benefit from the acquired goodwill. The allocation was determined based on the excess of the fair value of the acquired business over the fair value of the individual assets acquired and liabilities assumed that are assigned to the business units. Goodwill of $348 and $812 was allocated to the Zayo Bandwidth and zColo business units, respectively.

In connection with the FiberNet acquisition, the Company acquired $500 in tradenames and $43,400 in customer relationships. These relationships represent a valuable intangible asset as the Company anticipates continued business from the FiberNet acquired customer base. The company valued the acquired customer relationships utilizing the multi-period excess earnings valuation technique which resulted in a fair market value of $43,400.

In connection with the FiberNet acquisition, the previous owners had entered into various agreements, including indefeasible rights-of-use agreements with other telecommunication service providers to lease them fiber and other bandwidth infrastructure. The Company recorded the acquired deferred revenue balance at the acquisition date at fair market value, which was determined based upon management's assessment of the future costs to be incurred in connection with the Company's continued legal obligation associated with the acquired deferred revenue plus a reasonable profit margin. A fair value of $7,257 was assigned to the acquired deferred revenue balance of FiberNet. The balance of the deferred revenue with no remaining obligations was not recorded. The acquired deferred revenue is expected to be recognized over the next five to twenty years.

Acquisition costs

The Company incurred acquisition-related costs of $1,299 which have been charged to selling, general and administrative expenses during the year ended June 30, 2010.

Acquisition during the year ended June 30, 2009

Columbia Fiber Solutions ("CFS")

On September 30, 2008 the Company acquired all of the outstanding equity interests in CFS. CFS is a provider of leased dark fiber services and fiber-based Ethernet services over a transparent LAN (TLS) infrastructure in the Inland Northwest.

The following table presents the allocation of the purchase price to the assets acquired and liabilities assumed, based on their estimated fair values:

Acquisition date	CFS September 30, 2008
Current assets	$461
Property and equipment	4,772
Intangibles	3,412
Goodwill	4,170

Total assets acquired	12,815

Current liabilities	500
Deferred revenue	154

Total liabilities assumed	654

Purchase consideration	12,161
Less cash acquired	70

Net cash paid	$12,091

The full amount of the goodwill associated with the CFS acquisition was allocated to the Zayo Bandwidth business unit and is deductible for tax purposes. The goodwill consists of the synergies and economies-of-scale expected from combining the operations of CFS and the Company.

During the year ended June 30, 2009, an addition of $35 to the purchase price of the February 2008 acquisition of Citynet Fiber Networks, LLC was recorded due to additional acquisition related expenses incurred. The purchase price of the Company's May 2008 acquisition of Northwest Telephone, Inc. was reduced by $618 due to the seller not being able to fulfill some of the closing conditions resulting in the Company receiving additional purchase consideration from escrow in the amount of $618 during the year ended June 30, 2009.

Acquisition costs

The Company incurred acquisition-related costs of $719 which have been charged to selling, general and administrative expenses during the year ended June 30, 2009.

Pro-forma Financial Information (unaudited)

The unaudited pro-forma results presented below include the effects of the Company's September 2009 acquisition of FiberNet, the July 2010 acquisition of AGL Networks, and the October 2010 Merger with AFS as if the acquisitions and Merger had been consummated as of July 1, 2009. The pro-forma loss for the years ended June 30, 2011 and 2010 includes the additional depreciation and amortization resulting from the adjustments to the value of property and equipment and intangible assets resulting from purchase accounting and a reduction to revenue as a result of the acquisition date valuation of acquired deferred revenue balances. The pro-forma revenue and loss figures below include a reduction to revenue resulting from purchase accounting adjustments associated with certain acquired deferred revenue balances that did not represent continuing obligations of the Company. The pro-forma results also include interest expense associated with debt used to fund the acquisitions. The pro-forma results for the year ended June 30, 2011 includes a non-recurring adjustment to earnings related to historical compensation expense related to the compensation paid to executives and employees that was directly attributable to the AFS merger. However, the pro forma results do not include any anticipated synergies or other expected benefits of the acquisitions. Accordingly, the unaudited pro forma financial information below is not necessarily indicative of either future results of operations or results that might have been achieved had the acquisitions and Merger been consummated as of July 1, 2009.

	Year ended June 30,
	2011	2010
		(Restated)
Revenue	$295,137	$266,865
Loss from continuing operations	$(7,719)	$(10,312)

Spin-Off Of Business Unit	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Spin-Off Of Business Unit [Abstract]
Spin-Off Of Business Unit

(5) SPIN-OFF OF BUSINESS UNIT

Effective January 1, 2011, the Company finalized a restructuring of its business units which resulted in the segments more closely aligning with their product offerings rather than a combination of product offerings and customer demographics. See Note 17 – Segment Reporting, for discussion of the restructuring. Prior to the restructuring, the ZEN unit held a mix of bandwidth infrastructure, colocation, interconnection, competitive local exchange carrier ("CLEC") and enterprise product offerings. Subsequent to the restructuring, the remaining ZEN unit consisted of only CLEC and enterprise product offerings. As the product offerings provided by the restructured ZEN unit fall outside of the Company's business model of providing bandwidth infrastructure, colocation and interconnection services, the unit was spun-off to Holdings, the parent of the Company, on April 1, 2011.

Consistent with discontinued operations reporting provisions, management determined that it has discontinued all significant cash flows and continuing involvement with respect to the ZEN operations effective April 1, 2011. Therefore, for the three and nine months ended March 31, 2011, the results of the operations of ZEN have been aggregated in a single caption entitled, "Earnings from discontinued operations, net of income taxes" on the accompanying condensed consolidated statements of operations. The Company has not allocated any general corporate overhead to amounts presented in discontinued operations, nor has it elected to allocate interest costs.

Earnings from discontinued operations, net of income taxes, in the accompanying condensed consolidated statements of operations are comprised of the following:

	Three months ended March 31, 2011	Nine months ended March 31, 2011
Revenue	$5,470	$16,722

Earnings before income taxes	515	1,536
Income tax expense	214	637

Earnings from discontinued operations, net of income taxes	$301	$899

The Company continues to have ongoing contractual relationships with ZEN, which are based on agreements which were entered into at estimated market rates. The Company has contractual relationships to provide ZEN with certain data and colocation services and ZEN has contractual relationships to provide the Company with certain enterprise services. Prior to April 1, 2011, transactions with ZEN were eliminated upon consolidation. Since the spin-off date, transactions with ZEN have been included in the Company's results of operations. See Note 16 — Related-Party Transactions, for a discussion of transactions with ZEN during the three and nine months ended March 31, 2012.

(5) SPIN-OFF OF BUSINESS UNITS

During the year ended June 30, 2010, management determined that the services provided by one of the Company's business units —Onvoy did not fit within the Company's current business model of providing bandwidth infrastructure, colocation and interconnection services, and the Company therefore spun-off Onvoy to Holdings, the parent of the Company.

Effective January 1, 2011, the Company finalized a restructuring of its business units which resulted in the segments more closely aligning with their product offerings rather than a combination of product offerings and customer demographics. See Note 18 — Segment Reporting, for discussion of the restructuring. Prior to the restructuring, the ZEN unit held a mix of bandwidth infrastructure, colocation, interconnection, competitive local exchange carrier ("CLEC") and enterprise product offerings. Subsequent to the restructuring, the remaining ZEN unit consisted of only CLEC and enterprise product offerings. As the product offerings provided by the restructured ZEN unit fall outside of the Company's business model, the segment was spun-off to Holdings on April 1, 2011.

Consistent with the discontinued operations reporting provisions of ASC 205-20, Discontinued Operations, management determined that it has discontinued all significant cash flows and continuing involvement with respect to the Onvoy and ZEN operations effective March 12, 2010 and April 1, 2011, respectively. Therefore, for the years ended June 30, 2011, 2010 and 2009, the results of the operations of Onvoy and ZEN, prior to their spin-off dates, have been aggregated in a single caption entitled, "Earnings from discontinued operations, net of income taxes" on the accompanying consolidated statements of operations. The Company has not allocated any general corporate overhead to amounts presented in discontinued operations, nor has it elected to allocate interest costs.

Earnings from discontinued operations, net of income taxes in the accompanying consolidated statements of operations are comprised of the following:

	Year ended June 30,
	2011			2010			2009
	OVS	ZEN	Total	OVS	ZEN	Total	OVS	ZEN	Total
Revenue	$—	$16,722	$16,722	$28,489	$24,715	$53,204	$38,721	$25,465	$64,186

Earnings before income taxes	—	$1,537	$1,537	$6,037	$3,500	$9,537	$11,687	$527	$12,214
Income tax expense	—	638	638	2,642	1,470	4,112	4,644	215	4,859

Earnings from discontinued operations, net of income taxes	$—	$899	$899	$3,395	$2,030	$5,425	$7,043	$312	$7,355

The following is a detail of the assets and liabilities associated with ZEN classified as assets and liabilities of discontinued operations on the accompanying consolidated balance sheet as of June 30, 2010:

As of June 30, 2010
Assets of discontinued operations
Current assets	$3,061
Property and equipment, net	4,022
Intangible assets, net	3,137
Goodwill	897
Other assets	87

Total assets	$11,204

Liabilities of discontinued operations
Current liabilities	$1,740
Deferred tax liability	1,458
Other liabilities	110

Total liabilities	$3,308

The Company continues to have ongoing contractual relationships with ZEN and Onvoy, which are based on agreements which were entered into at estimated market rates. The Company has contractual relationships to provide ZEN and Onvoy with certain data and colocation services and ZEN and Onvoy have contractual relationships to provide the Company with certain voice and enterprise services. Prior to March 12, 2010 and April 1, 2011, transactions with OVS and ZEN, respectively, were eliminated upon consolidation. Since their respective spin-off dates, transactions with ZEN and Onvoy have been included in the Company's results of operations. See Note 17 — Related-Party Transactions, for a discussion of transactions with ZEN and Onvoy subsequent to their spin-off dates.

Investment In US Carrier	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Investment In US Carrier [Abstract]
Investment In US Carrier

(6) INVESTMENT IN US CARRIER

In connection with the AFS merger, the Company acquired an ownership interest in US Carrier. US Carrier is a regional provider of certain telecommunication services to and from cities and rural communities throughout Georgia and other states in the Southeast United States. AFS Inc.'s continued ownership in US Carrier is comprised of 55% of the outstanding Class A membership units and 34% of the outstanding Class B membership units. Subsequent to the AFS merger, the board of managers of US Carrier has recognized AFS Inc.'s economic interest in US Carrier; however, the board of managers has claimed that the AFS merger at the American Fiber Systems Holdings Corporation level resulted in an unauthorized transfer of AFS Inc.'s ownership interest under the US Carrier operating agreement which would result in a loss of AFS Inc.'s voting interest. The Company has requested the financial information which would be necessary to account for the US Carrier investment utilizing the equity method of accounting but has been denied regular access to this information by the board of managers of US Carrier. The Company has also requested that US Carrier recognize AFS Inc.'s continued and uninterrupted representation on the board of managers but such requests have been denied. AFS Inc. has filed an arbitration proceeding against US Carrier to protect its ownership position in US Carrier, including all of its rights under the US Carrier operating agreement. Although the Company has a significant ownership position in US Carrier, at this time and in light of US Carrier's wrongful actions, AFS Inc. is unable to exercise significant influence over US Carrier's operating and financial policies and as such the Company has accounted for this investment utilizing the cost method of accounting.

At the time of the AFS merger, management estimated the fair value of its interest in US Carrier to be $15,075. In valuing the Company's interest in US Carrier, management used both an income- and market- based approach to estimate the acquisition date fair value. Since the acquisition, the Company has not received any dividend payments from US Carrier nor has the Company invested any additional capital in US Carrier. As of March 31, 2012, management is not aware of any triggering events that could result in an impairment of the US Carrier investment.

(6) INVESTMENT

In connection with the AFS merger, the Company acquired an ownership interest in US Carrier. US Carrier is a regional provider of certain telecommunication services to and from cities and rural communities throughout Georgia and other states in the Southeast United States. AFS Inc.'s continued ownership in US Carrier is comprised of 55% of the outstanding Class A membership units and 34% of the outstanding Class B membership units. Subsequent to the AFS merger, the board of managers of US Carrier has recognized AFS Inc.'s economic interest in US Carrier; however, the board of managers has claimed that the AFS merger at the American Fiber Systems Holdings Corporation level resulted in an unauthorized transfer of AFS Inc.'s ownership interest under the US Carrier operating agreement which would result in a loss of the AFS Inc.'s voting interest. The Company has requested the financial information which would be necessary to account for the US Carrier investment utilizing the equity method of accounting but has been denied this information by the board of managers of US Carrier. The Company has also requested that US Carrier recognize AFS Inc.'s continued and uninterrupted representation on the board of managers but such requests have been denied. AFS Inc. has filed an arbitration proceeding against US Carrier to protect its ownership position in US Carrier, including all of its rights under the US Carrier operating agreement. Although the Company has a significant ownership position in US Carrier, at this time and in light of US Carrier's wrongful actions, AFS Inc. is unable to exercise significant influence over US Carrier's operating and financial policies and as such the Company has accounted for this investment utilizing the cost method of accounting.

At the time of the AFS Merger, management estimated the fair market value of its interest in US Carrier to be $15,075. In valuing the Company's interest in US Carrier, management used both an income- and market- based approach to estimate the acquisition date fair market value. Since the acquisition, the Company has not received any dividend payments from US Carrier nor has the Company invested any additional capital in US Carrier.

Property And Equipment	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Property And Equipment [Abstract]
Property And Equipment

(7) PROPERTY AND EQUIPMENT

Property and equipment, including assets held under capital leases, was comprised of the following:

	Estimated	As of
	useful lives	March 31,	June 30,
	(in years)	2012	2011
Land	N/A	$490	$228
Building improvements and site improvements	8 to15	26,064	11,692
Furniture, fixtures and office equipment	3 to7	1,328	1,295
Computer hardware	2 to 5	3,409	3,461
Software	2 to 3	3,321	4,243
Machinery and equipment	3 to 7	10,959	6,469
Fiber optic equipment	4 to 8	425,182	326,163
Circuit switch equipment	10	8,481	7,378
Packet switch equipment	3 to 5	22,545	20,727
Fiber optic network	8 to 20	284,391	192,926
Construction in progress	N/A	104,463	45,872

Total		890,633	620,454
Less accumulated depreciation		(148,601)	(101,941)

Property and equipment, net		$742,032	$518,513

The Company recognized depreciation expense of $19,966 and $12,890 during the three months ended March 31, 2012 and 2011, respectively. The Company recognized depreciation expense of $49,837 and $34,535 during the nine months ended March 31, 2012 and 2011, respectively. During the nine months ended March 31, 2012, the Company wrote-off $3,177 of fully depreciated property and equipment. No fully depreciated property and equipment was written off during the nine months ended March 31, 2011.

Included within the Company's property and equipment balance are capital leases with a cost basis of $13,045 (net of accumulated depreciation of $4,603) and $12,215 (net of accumulated depreciation of $3,611) as of March 31, 2012 and June 30, 2011, respectively. The Company recognized depreciation expense associated with assets under capital leases of $390 and $286 during the three months ended March 31, 2012 and 2011, respectively, and $992 and $986 during the nine months ended March 31, 2012 and 2011, respectively.

During the nine months ended March 31, 2012 and 2011, the Company received a total of $2,798 and $801, respectively, in grant money from the NTIA's Broadband Technology Opportunities Program ("the Program") for reimbursement of property and equipment expenditures. The Company has accounted for these funds as a reduction of the cost of its fiber optic network. The Company anticipates the receipt of an additional $31,894 in grant money related to grant agreements entered into as a direct recipient under the Program as of March 31, 2012 which will offset capital expenditures in future periods. The Company anticipates receiving this $31,894 in stimulus reimbursements over the next 12 months. As of March 31, 2012, the Company has incurred $15,030 of capital expenditures which are pending reimbursement from the Program. The Company's property and equipment balance will be reduced by this amount upon receipt of these reimbursements. See Note 15 — Commitments and Contingencies- Other Commitments.

During the three months ended March 31, 2012 and 2011, the Company capitalized interest in the amount of $1,968 and $952, respectively, and $3,614 and $952 during the nine months ended March 31, 2012 and 2011, respectively. The Company also capitalized $2,534 and $1,671 of labor to property and equipment accounts during the three months ended March 31, 2012 and 2011, respectively, and $6,405and $4,306 during the nine months ended March 31, 2012 and 2011, respectively.

(7) PROPERTY AND EQUIPMENT

Property and equipment, including assets held under capital leases, was comprised of the following:

	Estimated useful lives	As of June 30
	(in years)	2011	2010
Land	N/A	$228	$209
Building improvements and site improvements	8 to15	11,692	8,999
Furniture, fixtures and office equipment	3 to7	1,295	1,124
Computer hardware	2 to 5	3,461	2,595
Software	2 to 3	4,243	3,095
Machinery and equipment	3 to 7	6,469	3,568
Fiber optic equipment	4 to 8	326,163	127,379
Circuit switch equipment	10	7,378	6,938
Packet switch equipment	3 to 5	20,727	17,786
Fiber optic network	8 to 20	192,926	140,098
Construction in progress	N/A	45,872	40,175

Total		620,454	351,966
Less accumulated depreciation		(101,941)	(54,077)

Property and equipment, net		$518,513	$297,889

Total depreciation expense, including depreciation of assets held under capital leases, for the years ended June 30, 2011, 2010 and 2009 was $47,905, $27,703 and $17,737, respectively.

Included within the Company's property and equipment balance are capital leases with a cost of $12,215 (net of accumulated depreciation of $3,611) and $14,055 (net of accumulated depreciation of $3,037) as of June 30, 2011 and 2010, respectively. The Company recognized depreciation expense associated with assets under capital leases of $1,272, $1,293 and $1,253 for the years ended June 30, 2011, 2010 and 2009, respectively.

During the years ended June 30, 2011 and 2010, the Company received a total of $3,544 and $70, respectively, in grant money from the NTIA's Broadband Technology Opportunities Program ("the Program") for reimbursement of property and equipment expenditures. The Company has accounted for these funds as a reduction of the cost of its fiber optic network. The Company anticipates the receipt of an additional $34,979 in grant money related to grant agreements entered into under the Broadband Technology Opportunities Program as of June 30, 2011 which will offset capital expenditures in future periods. See Note 16 — Commitments and Contingencies- Other Commitments.

During the year ended June 30, 2011, the Company capitalized interest in the amount of $3,691. No interest was capitalized during the years ended June 30, 2010 or 2009. The Company capitalized $6,230, $3,278 and $2,524 of labor to fixed-asset accounts during the years ended June 30, 2011, 2010 and 2009, respectively.

Goodwill	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Goodwill [Abstract]
Goodwill

(8) GOODWILL

The Company's goodwill balance was $129,170 and $84,980 as of March 31, 2012 and June 30, 2011, respectively, and was allocated as follows to the Company's business units:

	As of June 30,				As of March 31,
	2011		Additions	Adjustments	2012
	(Restated	)
Zayo Bandwidth	$72,062		$9,546	$3,910	$85,518
Zayo Fiber Solutions	12,082		17,940	6,183	36,205
zColo	836		6,614	(3)	7,447

Total	$84,980		$34,100	$10,090	$129,170

Additions to goodwill during the period relate to the acquisitions of 360networks and MarquisNet (See Note 4 – Acquisitions).

(8) GOODWILL

The changes in the carrying amount of goodwill during the years ended June 30, 2011 and 2010 are as follows:

	Zayo Bandwidth	Zayo Fiber Solution	zColo	Total
	(Restated)		(Restated)	(Restated)
As of July 1, 2009	$67,854	$—	$—	$67,854
Additions	348	—	812	1,160
Transfers	(24)	—	24	—

As of June 30, 2010	68,178	—	836	69,014
Additions	8,076	7,890	—	15,966
Transfers	(4,192)	4,192	—	—

As of June 30, 2011	$72,062	$12,082	$836	$84,980

As discussed in Note 18 — Segment Reporting, the Company established a new business unit — Zayo Fiber Solutions, in connection with the AGL Networks acquisition. As a result of the creation of this business unit, certain assets and liabilities which align with the business goals of the new segment were transferred from the Company's existing segments to the Zayo Fiber Solutions segment. The assets and liabilities that were transferred to Zayo Fiber Solutions represent the Company's assets and liabilities that support the Company's dark fiber infrastructure and customer base. All of the assets and liabilities associated with the Company's acquisition of Columbia Fiber Solutions ("CFS") in September of 2008 align with the business objective of the Zayo Fiber Solutions segment and as such were transferred to this segment on July 1, 2010, including the goodwill of $4,170, which was recognized as a result of the CFS acquisition.

Effective January 1, 2011, the Company restructured its business units to more closely align with its product offerings — See Note 18 — Segment Reporting. The restructuring resulted in the ZEN unit transferring its bandwidth infrastructure products to the Zayo Bandwidth ("ZB") unit, its dark fiber assets to the Zayo Fiber Solutions ("ZFS") unit, and its colocation products the zColo unit. Prior to the restructuring, the ZEN unit had a goodwill balance of $2,203. This goodwill balance was allocated to the ZB, ZFS and zColo units based on the relative fair values of the net assets transferred to these segments and the portion of the net assets that were retained in the ZEN unit. The restructuring resulted in $1,261 of ZEN's historical goodwill balance being allocated to the ZB business unit, $22 to the ZFS unit, and $24 to the zColo unit. The remaining $896 of the historical ZEN goodwill balance remains with the spun-off ZEN unit. The allocation of ZEN's historical goodwill balance, is reflected in the June 30, 2010 goodwill balance with the exception of the $22 allocated to ZFS which was transferred from the ZB unit to ZFS upon ZFS's formation on July 1, 2010

Intangible Assets	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Intangible Assets [Abstract]
Intangible Assets

(9) INTANGIBLE ASSETS

Identifiable acquisition-related intangible assets as of March 31, 2012 and June 30, 2011 were as follows:

	Gross Carrying Amount	Accumulated Amortization	Net
March 31, 2012
Customer relationships	$172,092	$(39,303)	$132,789
Certifications	3,488	—	3,488
Trade names	548	(183)	365

Total	$176,128	$(39,486)	$136,642

June 30, 2011
Customer relationships	$133,317	$(28,645)	$104,672
Non-compete agreements	8,835	(8,835)	—
Trade names	500	(500)	—

Total	$142,652	$(37,980)	$104,672

The weighted average amortization period for the Company's finite lived intangible assets is 12.4 years. The amortization of intangible assets during the three months ended March 31, 2012 and 2011 was $3,832 and $3,319, respectively, and $10,843 and $9,364 during the nine months ended March 31, 2012 and 2011, respectively.

During the nine months ended March 31, 2012, the Company wrote off $9,335 in fully amortized intangible assets. Estimated future amortization of intangible assets is as follows:

Year ending June 30,
2012 (remaining three months)	$4,024
2013	15,778
2014	13,334
2015	10,954
2016	10,859
Thereafter	78,205

Total	$133,154

(9) INTANGIBLE ASSETS

Identifiable acquisition-related intangible assets as of June 30, 2011 and 2010 were as follows:

	Gross Carrying Amount	Accumulated Amortization	Net
June 30, 2011
Customer relationships	$133,317	$(28,645)	$104,672
Non-compete agreements	8,835	(8,835)	—
Tradenames	500	(500)	—

Total	$142,652	$(37,980)	$104,672

June 30, 2010
Customer relationships	$72,800	$(16,381)	$56,419
Non-compete agreements	8,835	(8,623)	212
Tradenames	500	(417)	83

Total	$82,135	$(25,421)	$56,714

The amortization of intangible assets for the years ended June 30, 2011, 2010 and 2009 was $12,558, $11,035 and $8,817, respectively. Estimated future amortization of intangible assets is as follows:

Year ending June 30,
2012	$13,289
2013	13,289
2014	11,073
2015	8,693
2016	8,598
Thereafter	49,730

Total	$104,672

Long-Term Debt	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Long-Term Debt [Abstract]
Long-Term Debt

(10) LONG-TERM DEBT

On December 1, 2011 the Company and Zayo Capital, Inc. entered into a $315,000 senior secured term loan facility (the "Term Loan"). The net proceeds from the Term Loan were approximately $296,523 after deducting the discount on the Term Loan of $9,450 and debt issuance costs of approximately $9,027. The Term Loan is being accreted to its par value over the term of the loan as additional interest expense. The effective interest rate on the Term Loan issued is 8.26%. The proceeds of the Term Loan were used to partially fund the acquisition of 360networks (See Note 4 – Acquisitions). The Term Loan has a maturity date of September 15, 2016 and the borrowings thereunder bear interest at varying levels based on the London Interbank Offered Rate ("LIBOR") plus a spread of 5.5 percent (subject to a minimum LIBOR rate of 1.5 percent) or a specified base rate plus a spread of 4.5 percent. As of March 31, 2012, the applicable interest rate on the Term Loan was 7.0 percent. The balance on the Term Loan was $305,440, net of the unamortized discount of $8,772, as of March 31, 2012.

The Company is required to make quarterly principal payments on the Term Loan of approximately $788. Additionally, the Company will be required to make principal prepayments on the Term Loan from specified excess cash flows from operations and from the net proceeds of specified types of asset sales, debt issuances and condemnation events. Any balance remaining on the Term Loan on September 15, 2016 will be due on that date.

In March 2010, the Company co-issued, with its 100 percent owned finance subsidiary — Zayo Capital Inc. (at an issue price of 98.779%), $250,000 of Senior Secured Notes (the "Notes"). The Notes bear interest at 10.25% annually and mature on March 15, 2017. The net proceeds from this debt issuance were approximately $239,050 after deducting the discount on the Notes of $3,052 and debt issuance costs of approximately $7,898. The Notes are being accreted to their par value over the term of the Notes as additional interest expense. The effective interest rate of the Notes issued in March is 10.87%. The Company used a portion of the proceeds from this issuance of the Notes to repay its term loans in March of 2010.

In September 2010, the Company completed an offering of an additional $100,000 in Notes (at an issue price of 103%). These Notes are part of the same series as the $250,000 Notes and also accrue interest at a rate of 10.25% and mature on March 15, 2017. The net proceeds from this debt issuance were approximately $98,954 after adding the premium on the Notes of $3,000 and deducting debt issuance costs of approximately $4,046. The effective interest rate on the Notes issued in September is 10.41%. The Company used a portion of the proceeds from this issuance of the Notes to fund the merger with AFS (See Note 4 — Acquisitions).

The balance of the Notes was $350,127 and $350,147 at March 31, 2012 and June 30, 2011, net of unamortized premiums and discounts of $127 and $147, respectively.

In October 2010, in connection with the AFS merger, the Company issued a promissory note to the former owners of AFS in the amount of $4,500. The note is a non-interest bearing note and is due in full on October 1, 2012. The Company recorded this note at its fair value on the acquisition date, which was determined to be $4,141. Management estimated the imputed interest associated with this note on the acquisition date to be $359, which is being recognized over the term of the promissory note. The Company recognized interest expense and a corresponding increase to the promissory note obligation of $44 and $42 during the three months ended March 31, 2012 and 2011, respectively, and $130 and $83 during the nine months ended March 31, 2012 and 2011, respectively. The balance of the promissory note was $4,397 and $4,266 as of March 31, 2012 and June 30, 2011, respectively.

In March 2010, the Company also entered into a revolving line-of-credit (the "Revolver"). Concurrent with offering the $100,000 Notes in September 2010, the Company amended the terms of its Revolver to increase the borrowing capacity from $75,000 to $100,000 (adjusted for letter of credit usage). The Company has capitalized $2,248 in debt issuance costs associated with the Revolver.

The Revolver expires on March 1, 2014 and bears interest at the option of the Company at either a base rate or a Eurodollar rate plus the applicable margin which is based on the following table:

Level	Leverage Ratio	Applicable Margin for LIBOR Advances	Applicable Margin for Base Rate Advances
I	Greater than or equal to 3.25 to 1.00	4.50%	3.50%
II	Greater than or equal to 2.50 to 1.00 but less than 3.25 to 1.00	4.00%	3.00%
III	Greater than or equal to 1.75 to 1.00 but less than 2.50 to 1.00	3.75%	2.75%
IV	Less than 1.75 to 1.00	3.50%	2.50%

The leverage ratio as defined in the Revolver is determined based on the Company's total outstanding debt (including capital leases) divided by the previous quarter's annualized earnings before interest expense, income taxes, depreciation and amortization. In addition to the interest rate on outstanding borrowings, the Company is required to pay an unused line fee of 0.5% on any undrawn portion of the Revolver.

As of March 31, 2012, $30,000 was outstanding under the Revolver. No amounts were outstanding on the Revolver as of June 30, 2011. Standby letters of credit were outstanding in the amount of $6,166 and $6,420 as of March 31, 2012 and June 30, 2011, respectively, resulting in $63,834 and $93,580 being available on the Revolver as of March 31, 2012 and June 30, 2011, respectively. Outstanding letters of credit backed by the Revolver accrue interest at a rate ranging from 3.5 to 4.5 percent per annum based upon the Company's leverage ratio. As of March 31, 2012, the interest rate was 4.75 percent.

Aggregate future contractual maturities of long-term debt (excluding issue discounts and premiums) were as follows as of March 31, 2012:

Year ending June 30,
2012 (remaining three months)	$788
2013	7,650
2014	33,150
2015	3,150
2016	3,150
2017	650,825

Total	$698,713

Guarantees

The Notes, the Term Loan and the amounts outstanding under the Revolver are fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by all of the Company's current and future domestic restricted subsidiaries. The Notes were co-issued with Zayo Group Capital, Inc., which is a 100 percent owned finance subsidiary of the parent and does not have independent assets or operations.

Debt issuance costs

Debt issuance costs have been capitalized on the accompanying consolidated balance sheets and are being amortized using the effective interest rate method over the term of the respective borrowing agreement, unless terminated earlier, at which time the unamortized costs are immediately expensed. The balance of debt issuance costs as of March 31, 2012 and June 30, 2011 was $18,093 (net of accumulated amortization of $5,126) and $11,446 (net of accumulated amortization of $2,746), respectively. Interest expense associated with the amortization of debt issuance costs was $1,059 and $593 during the three months ended March 31, 2012 and 2011, respectively and $2,380 and $1,685 during the nine months ended March 31, 2012 and 2011, respectively. The amortization of debt issuance costs is included on the condensed consolidated statements of cash flows within the caption "non-cash interest expense" along with the amortization or accretion of the premium and discount on the Company's outstanding Notes and Term Loan.

Debt covenants

The agreements governing the Term Loan and Revolver (collectively, the "Credit Agreements") contain two primary financial covenants: (1) a maximum senior secured leverage ratio and (2) a minimum fixed-charge coverage ratio. In connection with entering into the Term Loan agreement, the financial covenants associated with the Revolver were amended in order to conform to the financial covenants included in the Term Loan agreement. Pursuant to the Credit Agreements, the Company must adhere to the following financial covenants:

Senior Secured Leverage ratio: Pursuant to the Credit Agreements, the Company shall not permit, at the end of each applicable fiscal quarter its consolidated senior secured leverage ratio, which is defined in the Credit Agreement as the ratio of the Company's consolidated secured funded debt to the Company's annualized EBITDA (as defined in the Credit Agreements), for the immediately preceding twelve month period then ended to be greater than the required amount for the applicable period set forth below:

Applicable Period	Applicable Ratio
For the twelve-month periods ending December 31, 2011 and March 31, 2012	4.50 to 1.00
For the twelve-month periods ending June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013	4.00 to 1.00
For the twelve-month periods ending December 31, 2013 and for each fiscal quarter thereafter	3.50 to 1.00

Fixed-charge coverage ratio: Pursuant to the Credit Agreements, the Company shall not permit at the end of each applicable fiscal quarter, its Fixed Charge Coverage Ratio, which is defined in the Credit Agreements as the ratio of the Company's Annualized EBITDA (as defined in the Credit Agreements) during the most recent quarter minus speculative Capital Expenditures (as defined in the Credit Agreements) for the twelve month period then ended to interest expense for the twelve month period then ended to be less than the required amount for the applicable period set forth below:

Applicable Period	Applicable Ratio

For the twelve-month periods ending December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012	2.25 to 1.00

For the twelve-month periods ending March 31, 2013 and June 30, 2013	2.50 to 1.00

For the twelve-month periods ending September 30, 2013 and December 31, 2013	2.75 to 1.00

For the twelve-month periods ending March 31 2014, June 30, 2014 and September 30, 2014	3.00 to 1.00

For the twelve-month periods ending December 31, 2014 and for each fiscal quarter thereafter	3.25 to 1.00

The Credit Agreements also require the Company and its subsidiaries to comply with the affirmative and negative covenants customarily applicable to similar credit agreements, including covenants restricting the ability of the Company and its subsidiaries, subject to specified exceptions, to incur additional indebtedness, make additional guaranties, incur additional liens on assets, engage in mergers or acquisitions or dispose of assets, pay dividends, or make other distributions, voluntarily prepay certain other indebtedness, enter into transactions with affiliated persons, make investments and amend the terms of certain other indebtedness.

The Credit Agreements do not contain any restrictions on the Company's subsidiaries' ability to pay dividends to Zayo Group, LLC.

The Credit Agreements contain customary events of default, including among others, non-payment of principal, interest, or other amounts when due, inaccuracy of representations and warranties, breach of covenants, cross default to certain other insolvency or inability to pay debts, bankruptcy, or a change of control.

The Company was in compliance with all covenants associated with its debt agreements as of March 31, 2012.

Redemption rights

At any time prior to March 15, 2013, the Company may redeem all or part of the Notes at a redemption price equal to the sum of (i) 100 percent of the principal amount thereof, plus (ii) the applicable premium as of the date of redemption, plus (iii) accrued and unpaid interest and additional interest, if any, to the date of redemption, subject to the rights of the holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date. The applicable premium is the greater of (i) 1.0% of the principal amount of the redeemed Notes and (ii) the excess of (A) the present value at the date of redemption of (1) the redemption price of the Notes at March 15, 2013, plus (2) all remaining required interest payments due on such Notes through March 15, 2013 (excluding accrued but unpaid interest to the date of redemption), discounted to present value using a discount rate equal to the Treasury Rate plus 50 basis points, over (B) the principal amount of such Notes.

On or after March 15, 2013, the Company may redeem all or part of the Notes, at the redemption prices (expressed as percentages of principal amount and set forth below), plus accrued and unpaid interest and additional interest, if any, thereon, to the applicable redemption date, subject to the rights of the holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the 12-month period beginning on March 15 of the years indicated below:

Year	Redemption Price
2013	105.125%
2014	102.563%
2015 and thereafter	100.000%

In the event of an equity offering, at any time prior to March 15, 2013, the Company may redeem up to 35% of the aggregate principal amount of the Notes issued under the Company's indenture at a redemption price of 110.25% of the principal amount thereof, plus accrued and unpaid interest and additional interest, if any, thereon to the redemption date, subject to the rights of the holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date, with the net cash proceeds of one or more equity offerings, provided that at least (i) 65% of the aggregate principal amount of the Notes issued under the indenture remains outstanding immediately after the occurrence of such redemption and (ii) the redemption must occur within 90 days of the date of the closing of such equity offering.

The Company may purchase the Notes in open-market transactions, tender offers, or otherwise. The Company is not required to make any mandatory redemption or sinking fund payments with respect to the Notes.

The Company, at any time prior to December 1, 2012, may voluntarily make prepayments against the principal balance of the Term Loans. If the source of such prepayments is from proceeds of Funded Debt, as defined in the Term Loan Agreement, having a lower interest rate than the applicable Term Loan rate, such prepayments will be accompanied by a premium payment of 1.0% of the aggregate prepayment amount. The Company may make prepayments on the Term Loans at any time without incurring a 1.0% premium charge if the prepayment is from a source other than Funded Debt having a lower interest rate than the applicable Term Loan rate and at any time after December 1, 2012, regardless of the source.

(10) LONG-TERM DEBT

In March 2010, the Company co-issued, with its 100 percent owned finance subsidiary — Zayo Capital Inc. (at an issue price of 98.779%), $250,000 of Senior Secured Notes (the "Notes"). The Notes bear interest at 10.25% annually and are due on March 15, 2017. The net proceeds from this debt issuance were approximately $239,050 after deducting the discount on the Notes of $3,052 and debt issuance costs of approximately $7,898. The Notes are being accreted to their par value over the term of the Notes as additional interest expense. The effective interest rate of the Notes issued in March is 10.87%. The Company used a portion of the proceeds from this issuance of the Notes to repay its term loans in March of 2010.

In September 2010, the Company completed an offering of an additional $100,000 in Notes (at an issue price of 103%). These Notes are part of the same series as the $250,000 Senior Secured Notes and also accrue interest at a rate of 10.25% and mature on March 15, 2017. The net proceeds from this debt issuance were approximately $98,954 after adding the premium on the Notes of $3,000 and deducting debt issuance costs of approximately $4,046. The effective interest rate on the Notes issued in September is 10.41%. The Company used a portion of the proceeds from this issuance of the Notes to fund the merger with AFS (See Note 4 — Acquisitions).

The balance of the Notes was $350,147 and $247,080 at June 30, 2011 and 2010, net of unamortized premiums and discounts of $147 and ($2,920), respectively.

In October 2010, in connection with the AFS merger, the former owners of AFS provided the Company with a promissory note in the amount of $4,500. The note is a non-interest bearing note and is due in full on October 1, 2012. The Company recorded this note at its fair market value on the acquisition date, which was determined to be $4,141. Management estimated the imputed interest associated with this note on the acquisition date to be $359, which is being recognized over the term of the promissory note. During the year ended June 30, 2011, the Company recognized interest expense and a corresponding increase to the promissory note obligation of $126.

In September 2009, the Company entered into a $30,000 term loan to finance the FiberNet acquisition. This loan was paid off in March 2010 with the proceeds from the Notes issued in March, 2010.

In March 2010, the Company also entered into a revolving line-of-credit (the "Revolver"). Concurrent with offering the $100,000 Notes in September 2010, the Company amended the terms of its Revolver to increase the borrowing capacity from $75,000 to $100,000 (adjusted for letter of credit usage). The Company has capitalized $2,248 in debt issuance costs associated with the new Revolver.

The Revolver expires on March 1, 2014 and bears interest at the option of the Company at either a base rate or as a Eurodollar rate plus the applicable margin which is based on the following table:

Level	Leverage Ratio	Applicable Margin for LIBOR Advances	Applicable Margin for Base Rate Advances
I	Greater than or equal to 3.25 to 1.00	4.50%	3.50%
II	Greater than or equal to 2.50 to 1.00 but less than 3.25 to 1.00	4.00%	3.00%
III	Greater than or equal to 1.75 to 1.00 but less than 2.50 to 1.00	3.75%	2.75%
IV	Less than 1.75 to 1.00	3.50%	2.50%

The leverage ratio as defined in the credit agreement is determined based on the Company's total outstanding debt (including capital leases) divided by the previous quarter's annualized earnings before interest expense, income taxes, depreciation and amortization. In addition to the interest rate on outstanding borrowings, the Company is required to pay an unused line fee of 0.5% on any undrawn portion of the Revolver.

As of June 30, 2011 and 2010, no amounts were outstanding under the Revolver. Standby letters of credit were outstanding in the amount of $6,420 resulting in $93,580 being available on the Revolver as of June 30, 2011. Outstanding letters of credit backed by the Revolver accrue interest at a rate ranging from 3.5 to 4.5 percent per annum based upon the Company's leverage ratio. As of June 30, 2011, the interest rate was 4.0 percent.

Guarantees

The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by all of the Company's current and future domestic restricted subsidiaries. The Notes were co-issued with Zayo Group Capital, Inc., which is a 100 percent owned finance subsidiary of the parent and does not have independent assets or operations.

Debt issuance costs

Debt issuance costs have been capitalized on the accompanying consolidated balance sheets and are being amortized using the effective interest rate method over the term of the borrowing agreements, unless terminated earlier, at which time the unamortized costs are immediately expensed. The unamortized debt issuance costs of $5,881 associated with the term loans (Tranche A through D) and the Revolver maturing in 2013 were expensed in March 2010 upon the settlement of those credit agreements. The balance of debt issuance costs as of June 30, 2011 and 2010 was $11,446 (net of accumulated amortization of $2,746) and $9,560 (net of accumulated amortization of $526), respectively. Interest expense associated with the amortization of debt issuance costs was $2,220, $1,624 and $1,114 during the years ended June 30, 2011, 2010 and 2009, respectively.

Debt covenants

The Company's credit agreement associated with the $100,000 Revolver contains two financial covenants: (1) a maximum leverage ratio and (2) a minimum fixed-charge coverage ratio.

Leverage ratio: The Company must not exceed a consolidated leverage ratio, which is defined as funded debt to annualized earnings before interest, taxes, depreciation and amortization, non-cash charges or reserves and certain extraordinary or non-recurring gains or losses ("modified EBITDA") of 4.25x the last quarter's annualized modified EBITDA.

Fixed-charge coverage ratio: The Company must maintain a consolidated fixed-charge coverage ratio, as determined under the credit agreement, of at least 1.1x for the periods ending March 31 and June 30, 2011; 1.15x for the periods ending September 30 and December 31, 2011 and March 31 and June 30, 2012; and 1.25x for the periods ending September 30, 2012 and each fiscal quarter thereafter.

The Company's credit agreement restricts certain dividend payments to the Company's parent. Under the terms of the agreement, if the Company's Revolver availability is in excess of $32,500 the Company may pay an annual dividend to its parent of up to $45,000, which is limited based upon the following leverage ratios:

Leverage Ratio	Maximum Annual Dividend Payment
> 3.5x	$—
< 3.5x but > 2.5x	$25,000
<,2.5x but > 1.5x	$35,000
<1.5x	$45,000

The Company does not have any restrictions on its subsidiaries' ability to pay dividends to Zayo Group.

The Company's credit agreement contains customary representations and warranties, affirmative and negative covenants, and customary events of default, including among others, non-payment of principal, interest, or other amounts when due, inaccuracy of representations and warranties, breach of covenants, cross default to indebtedness in excess of $10,000, insolvency or inability to pay debts, bankruptcy, or a change of control.

The Company was in compliance with all covenants associated with its Notes and credit agreement as of June 30, 2011.

Redemption rights

At any time prior to March 15, 2013, the Company may redeem all or part of the Notes at a redemption price equal to the sum of (i) 100 percent of the principal amount thereof, plus (ii) the applicable premium as of the date of redemption, plus (iii) accrued and unpaid interest and additional interest, if any, to the date of redemption, subject to the rights of the holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date. The applicable premium is the greater of (i) 1.0% of the principal amount of the redeemed Notes and (ii) the excess of (A) the present value at the date of redemption of (1) the redemption price of the Notes at March 15, 2013, plus (2) all remaining required interest payments due on such Notes through March 15, 2013 (excluding accrued but unpaid interest to the date of redemption), discounted to present value using a discount rate equal to the Treasury Rate plus 50 basis points, over (B) the principal amount of such Notes.

On or after March 15, 2013, the Company may redeem all or part of the Notes, at the redemption prices (expressed as percentages of principal amount and set forth below), plus accrued and unpaid interest and additional interest, if any, thereon, to the applicable redemption date, subject to the rights of the holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the 12-month period beginning on March 15 of the years indicated below:

Year	Redemption Price
2013	105.125%
2014	102.563%
2015 and thereafter	100.000%

In the event of an equity offering, at any time prior to March 15, 2013, the Company may redeem up to 35% of the aggregate principal amount of the Notes issued under the Company's indenture at a redemption price of 110.25% of the principal amount thereof, plus accrued and unpaid interest and additional interest, if any, thereon to the redemption date, subject to the rights of the holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date, with the net cash proceeds of one or more equity offerings, provided that at least (i) 65% of the aggregate principal amount of the Notes issued under the indenture remains outstanding immediately after the occurrence of such redemption and (ii) the redemption must occur within 90 days of the date of the closing of such equity offering.

The Company may purchase the Notes in open-market transactions, tender offers, or otherwise. The Company is not required to make any mandatory redemption or sinking fund payments with respect to the Notes.

Interest rate derivatives

On June 30, 2008, the Company entered into an interest rate swap agreement on a notional value of $60,000 with a maturity date of September 13, 2010. There was no up-front cost for this agreement. The contract stated that the Company shall pay 3.69% fixed for the term of the agreement. The counterparty either paid to the Company or received from the Company the difference between actual LIBOR and the fixed rate.

On March 23, 2009, the Company entered into another interest rate swap agreement on a notional value of $40,000 with a maturity date of September 13, 2010. There was no up-front cost for this agreement. The contract stated that the Company shall pay 1.42% fixed for the term of the agreement. The counterparty either paid to the Company or received from the Company the difference between actual LIBOR and the fixed rate.

Any changes in fair value of interest rate swaps are recorded as an increase or decrease in interest expense in the consolidated statements of operations for the applicable period. During the years ended June 30, 2011, 2010 and 2009, $0, $744 and $3,143, respectively were recorded as an increase in interest expense for the change in the fair value of the interest rate swaps.

The Company made payments on the swaps of $566, $2,462 and $859 during the years ended June 30, 2011, 2010 and 2009, respectively. The liability associated with the swaps was $566 as of June 30, 2010 and is classified as an accrued expense on the consolidated balance sheets.

Income Taxes	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Income Taxes [Abstract]
Income Taxes

(11) INCOME TAXES

The Company, a limited liability company, is taxed at its parent level, Holdings. All income tax balances resulting from the operations of Zayo Group are pushed down to the Company.

The Company's provision for income taxes during the three and nine months ended March 31, 2012 and 2011 is summarized as follows:

	For the three months ended March 31,		For the nine months ended March 31,
	2012	2011	2012	2011
Federal income taxes — current	$(648)	$409	$(648)	$633
Federal income taxes — deferred	8,767	413	14,900	4,236

Provision for federal income taxes	8,119	822	14,252	4,869

State income taxes — current	(609)	1,548	359	1,942
State income taxes — deferred	3,656	213	4,154	666

Provision for state income taxes	3,047	1,761	4,513	2,608

Total provision for income taxes	$11,166	$2,583	$18,765	$7,477

The Company's effective income tax rate differs from what would be expected if the federal statutory rate were applied to earnings before income taxes primarily because of certain expenses that represent permanent differences between book and tax expenses/deduction, such as stock-based compensation expenses that are deductible for financial reporting purposes but not deductible for tax purposes.

A reconciliation of the actual income tax provision and the tax computed by applying the U.S. federal rate (34%) to the earnings before income taxes during the three and nine month periods ended March 31, 2012 and 2011 follows:

	For the three months ended March 31,		For the nine months ended March 31,
	2012	2011	2012	2011
Expected provision at statutory rate of 34%	$2,894	$(4,889)	$6,185	$(2,881)
Increase due to:
Non-deductible stock-based compensation	5,610	6,610	8,691	8,925
State income taxes, net of federal benefit	2,011	826	2,978	1,095
Transaction costs not deductible	879	8	1,082	294
Other, net	(228)	28	(171)	44

Provision for income taxes	$11,166	$2,583	$18,765	$7,477

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Each interim period, management estimates the annual effective tax rate and applies that rate to its reported year-to-date earnings. The tax expense or benefit related to significant, unusual, or extraordinary items that will be separately reported, or reported net of their related tax effect, are individually computed and are recognized in the interim period in which those items occur. In addition, the effect of changes in enacted tax laws or rates or tax status is recognized in the interim period in which the change occurs.

The computation of the annual estimated effective tax rate at each interim period requires certain estimates and significant judgment including, but not limited to, the expected operating income for the year, projections of the proportion of income earned and taxed in various jurisdictions, permanent differences, and the likelihood of realizing deferred tax assets generated in both the current year and prior years. The accounting estimates used to compute the provision for income taxes may change as new events occur, more experience is acquired, additional information is obtained, or the tax environment changes. The effective tax rate is significantly affected by the amount of non-deductible stock-based compensation recognized during the year. As part of estimating the annual effective tax rate, management estimates the amount of non-deductible stock-based compensation the Company will incur in future periods. Due to changes is business and market conditions, it is difficult to forecast the value of the common units and the resulting impact on the non-deductible stock-based compensation expense during the year and as such the estimated annual effective tax rate can change in future interim periods.

The Company is subject to audit by various taxing authorities, and these audits may result in proposed assessments where the ultimate resolution results in the Company owing additional income taxes. The statute of limitations is open with respect to tax years 2007 to 2010 however, to the extent that the Company has an NOL which was generated in a tax year outside of this statute of limitations period, such tax years will remain open until such NOLs are utilized by the Company. The Company establishes reserves, when the management believes there is uncertainty with respect to certain positions and the Company may not succeed in realizing the tax benefits. The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The application of income tax law is inherently complex, as such; it requires many subjective assumptions and judgments regarding income tax exposures. Interpretations of and guidance surrounding income tax laws and regulations change over time; as such, changes in these subjective assumptions and judgments can materially affect amounts recognized in the balance sheets and statements of operations. At March 31, 2012 and June 30, 2011, there were no unrecognized tax benefits. As of March 31, 2012 and June 30, 2011, there was no accrued interest or penalties related to uncertain tax positions.

Management believes it is more likely than not that it will utilize a portion of its net deferred tax assets to reduce or eliminate tax payments in future periods. The Company's evaluation encompassed (i) a review of its recent history of profitability for the past three years (excluding permanent book versus tax differences) and (ii) a review of internal financial forecasts demonstrating its expected capacity to utilize its deferred tax assets. Based on review of the Company's forecasted taxable income, the timing of the reversal of temporary tax differences and the expiration date of the Company's NOLs, management estimates the valuation allowance associated with the deferred tax assets to be $52,885 and $0 as of March 31, 2012 and June 30, 2011, respectively. The valuation allowance at March 31, 2012 relates to the limitation on the Company's ability to utilize a portion of the NOLs acquired from 360networks before they expire (See Note 4 — Acquisitions).

(11) INCOME TAXES

The Company, a limited liability company, is taxed at its parent level, Holdings. All income tax balances resulting from the operations of Zayo Group are pushed down to the Company.

The Company's provision for income taxes is summarized as follows:

	Year Ended June 30,
	2011	2010	2009
Federal income taxes — current	$—	$—	$—
Federal income taxes — deferred	10,140	3,556	(1,806)

Provision for federal income taxes	10,140	3,556	(1,806)

State income taxes — current	1,449	755	(247)
State income taxes — deferred	953	512	(268)

Provision for state income taxes	2,402	1,267	(515)

Provision/(benefit) for income taxes	$12,542	$4,823	$(2,321)

The Company's effective income tax rate differs from what would be expected if the federal statutory rate were applied to earnings before income taxes primarily because of certain expenses that represent permanent differences between book and tax expenses/deduction, such as stock-based compensation expenses that are deductible for financial reporting purposes but not deductible for tax purposes.

A reconciliation of the actual income tax provision and the tax computed by applying the U.S. federal rate (34%) to the earnings before income taxes for each of the years in the three-year period ended June 30, 2011 follows:

	Year Ended June 30,
	2011	2010	2009
		(Restated)
Expected provision at statutory rate of 34%	$2,566	$(3,126)	$(4,053)
Increase due to:
Non-deductible stock-based compensation	7,824	6,177	2,158
State income taxes, net of federal benefit	1,564	786	(248)
Transactions costs not deductible for tax purposes	294	385	—
Other, net	294	601	(178)

Provision/(benefit) for income taxes	$12,542	$4,823	$(2,321)

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The tax effect of temporary differences that give rise to significant portions of the deferred taxes assets and deferred tax liabilities are as follows:

	Year Ended June 30,
	2011	2010
	(Restated)	(Restated)
Deferred income tax assets
Net operating loss carry forwards	$37,897	$27,666
Alternate minimum tax credit carryforwards	78	78
Deferred revenue	13,655	8,752
Unrealized loss on interest rate swaps	—	223
Accrued expenses	3,030	676
Other liabilities	1,775	354
Allowance for doubtful accounts	826	1,168
Other	2	1

Total deferred income tax assets	57,263	38,918

Deferred income tax liabilities
Property and equipment	33,804	23,942
Intangible assets	34,515	12,649
Investment in unconsolidated subsidiary	4,164	—

Total deferred income tax liabilities	72,483	36,591

Net deferred income tax (liability)/assets	$(15,220)	$2,327

As of June 30, 2011 and June 30, 2010, the Company had $100,533 and $74,718 of net operating loss ("NOLs") carry forwards, respectively. The Company acquired $5,060 of NOLs in the Northwest Telephone acquisition, $67,821 of NOLs in the FiberNet acquisition and $41,261 of NOLs in the AFS acquisition. Each of these acquisitions, however, was a "change in ownership" within the meaning of Section 382 of the Internal Revenue Code and, as a result, such NOL's are subject to an annual limitation, and thus the Company is limited in its ability to use such NOLs to reduce its income tax liabilities. The current annual NOL usage limitation related to the Company's acquired NOLs is $11,206. Additionally the Company generated $2,321 of NOLs for the years ended June 30, 2009 and 2008 which are also available to offset future taxable income.

For the year ended June 30, 2011, the Company estimated that is will utilize $27,962 of its acquired NOL carryforwards including $10,990 of Onvoy's NOL carryforwards to offset taxable income — See Note 13 Equity, for a discussion of the tax sharing agreement between the Company and Onvoy. During the period from the spin-off date of Onvoy, March 12, 2010, through June 30, 2010, the Company estimated that it would utilize $3,001 of Onvoy's NOL carryforwards to offset fiscal year 2010 taxable income. The tax effected benefit resulting from the expected utilization of Onvoy NOL carryforwards of $3,737 and $1,200 during the years ended June 30, 2011 and 2010, respectively, have been reflected on the statement of member's equity.

The Company's NOLs, if not utilized to reduce taxable income in future periods, will expire in various amounts beginning in 2015 and ending in 2029.

The Company is subject to audit by various taxing authorities, and these audits may result in proposed assessments where the ultimate resolution results in the Company owing additional income taxes. The statute of limitations is open with respect to tax years 2007 to 2010 however, to the extent that the Company has an NOL balance which was generated in a tax year outside of this statute of limitations period, such tax years will remain open until such NOLs are utilized by the Company. The Company establishes reserves, when the management believes there is uncertainty with respect to certain positions and the Company may not succeed in realizing the tax benefits. The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. Prior to the adoption, the Company recognized the effect of income tax positions only if such positions were probable of being sustained. The application of income tax law is inherently complex, as such; it requires many subjective assumptions and judgments regarding income tax exposures. Interpretations of and guidance surrounding income tax laws and regulations change over time; as such, changes in these subjective assumptions and judgments can materially affect amounts recognized in the balance sheets and statements of operations. At June 30, 2011 and June 30, 2010, there were no unrecognized tax benefits. As of June 30, 2011 and June 30, 2010, there was no accrued interest or penalties related to uncertain tax positions.

Management believes it is more likely than not that it will utilize its net deferred tax assets to reduce or eliminate tax payments in future periods. The Company's evaluation encompassed (i) a review of its recent history of profitability for the past three years (excluding permanent book versus tax differences) and (ii) a review of internal financial forecasts demonstrating its expected capacity to utilize deferred tax assets.

Accrued Liabilites	12 Months Ended
Jun. 30, 2011
Accrued Liabilites [Abstract]
Accrued Liabilites

(12) ACCRUED LIABILITIES

Accrued liabilities included in current liabilities consisted of the following:

	Year Ended June 30,
	2011	2010
Accrued compensation and benefits	$3,451	$3,488
Accrued property and equipment purchases	4,592	2,419
Network expense accruals	1,375	349
Accrued income taxes	834	535
Other accrued taxes	3,000	3,216
Deferred lease obligations	1,822	425
Other accruals	7,379	6,720

Total	$22,453	$17,152

Equity	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Equity [Abstract]
Equity

(12) EQUITY

Zayo Group, LLC was initially formed on May 4, 2007, and is a wholly-owned subsidiary of Holdings, which in turn is wholly owned by CII. CII was organized on November 6, 2006, and subsequently capitalized on May 7, 2007, with capital contributions from various institutional and founder investors. Cash, property, and service proceeds from the capitalization of CII were contributed to the Company and the contributions are reflected in the Company's member's equity.

During the nine months ended March 31, 2011, CII contributed $35,500 in capital to the Company through Holdings. CII funded this amount from equity contributions from its investors. During the nine months ended March 31, 2012, the Company received an additional $1,350 in capital from Holdings. Additionally, during the nine months ended March 31, 2012 the Company distributed $46 in cash received in the 360networks acquisition to Holdings. As of March 31, 2012, the Company has available equity commitments from existing and future CII investors of up to $290,000 (See Note 4 — Acquisitions).

CII has issued preferred units to certain executives as compensation. The terms of these preferred unit awards require equity accounting treatment. As such, the Company estimates the fair value of these equity awards on the grant date and recognizes the related expense over the vesting period of the awards.

During fiscal year 2008, CII issued 6,400,000 Class A preferred units in CII to the two founders of the Company. The vesting for these units was completed in September 2010. Management estimated the fair value of the equity awards on the grant date to be $6,400. Stock-based compensation expense recognized in connection with these Class A units was $240 during the nine months ended March 31, 2011. These Class A Preferred Units were in lieu of any significant cash compensation to the founders during the period beginning on May 1, 2007 and ending October 31, 2010.

In June 2010, CII issued 136,985 Class B preferred units to two of the Company's Board members. The Class B preferred units issued vest over a period of three years. Management estimated the fair value of the equity awards on the grant date to be $312. In March of 2011, one of these Board members resigned from his position resulting in a forfeiture of the 63,926 Class B preferred units issued to the Board member and a reversal of the stock compensation expense recognized related to the grant. The grant date fair value of the 73,059 class B preferred units issued to the remaining Board member was determined to be $167. Stock-based compensation expense recognized for these grants during the three and nine months ended March 31, 2012 was $14 and $57, respectively, and $(10) and $35 during the three and nine months ended March 31, 2011, respectively.

In December 2010, CII issued 390,000 Class B preferred units to a founder of the Company. Management estimated the fair value of the equity awards on the grant date to be $967 based on a weighted average of various market and income based valuation approaches. The Company recognizes the related expense over the vesting period of three years, which began October 31, 2010. In January of 2011, CII issued an additional 580,000 Class B preferred units to the same founder. The Company estimated the fair value of these equity awards on the grant date to be $1,438 and the Company recognizes the related expense over a vesting period of three years, which began October 31, 2010. The preferred units issued to the Company founder are in lieu of any significant cash compensation for the founder during the three-year vesting period that started on October 31, 2010. Stock-based compensation expense recognized for these Class B preferred units during the three and nine months ended March 31, 2012 was $200 and $601, respectively and $200 and $334 during the three and nine months ended March 31, 2011.

As these awards have been issued by CII to employees and Directors of the Company as compensation, the related expense has been recorded by the Company in the accompanying condensed consolidated statements of operations.

As discussed in Note 4 — Acquisitions, the assets and liabilities supporting 360networks legacy VoIP business were spun-off to Holdings on December 1, 2011. Management estimates that the fair value of the net assets spun-off to Holdings was $11,700, including $46 in cash. The fair value of the net assets, excluding cash, distributed to Holdings is reported as a non-cash reduction to the Company's member's equity account.

As discussed in Note 13 — Stock Compensation, the Board of CII authorized a non-liquidating distribution to certain common unit holders. The total amount of the distribution to employees of the Company was $9,080. The distribution was funded by CII which resulted in a non-cash capital contribution to the Company and is reflected as such in the condensed consolidated statement of member's equity.

Holdings is the taxable parent of the Company and Onvoy Voice Services, Inc. ("Onvoy"). Subsequent to spinning the ZEN segment to Holdings, Holdings contributed the assets and liabilities of the historical ZEN segment to Onvoy. Holdings allows for the sharing of Holding's NOL carry forwards between the Company and OVS. To the extent that any entity utilizes NOLs or other tax assets that were generated or acquired by the other entity, the entities will settle the related-party transfer of deferred tax asset associated with such NOLs and other deferred-tax transfers between the companies via an increase or decrease to the respective entities' member's equity. During the nine months ended March 31, 2012, the Company member's equity balance decreased by $4,142 as a result of transferring net deferred tax assets to Onvoy.

(13) EQUITY

Zayo Group, LLC was initially formed on May 4, 2007, and is a wholly-owned subsidiary of Holdings, which in turn is wholly owned by CII. CII was organized on November 6, 2006, and subsequently capitalized on May 7, 2007, with capital contributions from various institutional and founder investors. Cash, property, and service proceeds from the capitalization of CII were contributed to the Company and the contributions are reflected in the Company's member's equity.

During the years ended June 30, 2011, 2010 and 2009, CII contributed $36,450, $39,800 and $35,546, respectively in capital to the Company through Holdings. CII funded these amounts from equity contributions from its investors. As of June 30, 2011, the equity commitments from CII's investors have been fulfilled.

CII has issued preferred units to certain executives as compensation. The terms of these preferred unit awards require equity accounting treatment. As such, the Company estimates the fair value of these equity awards on the grant date and recognizes the related expense over the vesting period of the awards.

During fiscal year 2008, CII issued 6,400,000 Class A preferred units in CII to the two founders of the Company. The vesting for these units was completed in September 2010. Management estimated the fair value of the equity awards on the grant date to be $6,400. Stock-based compensation expense recognized in connection with these Class A units issued for the years ended June 30, 2011, 2010 and 2009 was $240, $1,150 and $1,628, respectively. These Class A Preferred Units were in lieu of any significant cash compensation to the founders during the period beginning on May 1, 2007 and ending October 31, 2010.

CII issued 465,000 Class A preferred units to three of the Company's executives in fiscal 2009. The Class A preferred units issued to two of the executives vested during the year ended June 30, 2009 and the remaining units issued to the third executive became fully vested in February 2010. Management estimated the fair value of the equity awards on the grant date to be $465. Stock-based compensation expense recognized for these grants during the years ended June 30, 2010 and 2009 was $45 and $421, respectively.

In June 2010, CII issued 136,985 Class B preferred units to two of the Company's Board members. The Class B preferred units issued vest over a period of four years. Management estimated the fair value of the equity awards on the grant date to be $312. In March of 2011, one of these Board members resigned from his position resulting in a forfeiture of the 63,926 Class B preferred units issued to the Board member. The grant date fair market value of the 73,059 class B preferred units issued to the remaining Board member was determined to be $167. Stock-based compensation expense recognized for this grant during the years ended June 30, 2011 and 2010 was $42 and $3, respectively.

In December 2010, CII issued 390,000 Class B preferred units to a founder of the Company. Management estimated the fair value of the equity awards on the grant date to be $967 based on a weighted average of various market and income based valuation approaches. The Company recognizes the related expense over the vesting period of three years which began October 31, 2010. In January of 2011, CII issued an additional 580,000 Class B preferred units to the same founder. The Company estimated the fair value of these equity awards on the grant date to be $1,438 and the Company recognizes the related expense over a vesting period of three years which began October 31, 2010. The preferred units issued to the Company founder are in lieu of any significant cash compensation for the founder during the three year vesting period that started on October 31, 2010. Stock-based compensation expense recognized for these Class B preferred units during the year ended June 30, 2011 was $535.

As these awards have been issued by CII to employees and Directors of the Company as compensation, the related expense has been recorded by the Company in the accompanying consolidated statements of operations.

ZEN was spun-off from the Company on April 1, 2011 to its parent — Holdings (see Note 5 — Spin-Off of Business Units). As a result of the spin-off the Company's member's interest account was reduced by the book value of ZEN of $6,368, during the year ended June 30, 2011.

On March 12, 2010, Onvoy was spun-off from the Company to Holdings (see Note 5 — Spin-Off of Business Units). As a result of the spin-off the Company's member's interest account was reduced by the book value of Onvoy of $42,539, during the year ended June 30, 2010.

In connection with the spin-offs, the Company entered into a tax-sharing agreement with ZEN, OVS and Holdings, the taxable entity. The agreement allows for the sharing of the Holdings NOL carryforward balance between the Company and Onvoy however, to the extent that any entity utilizes NOLs that were generated by another entity, the entities will settle the related-party transfer of deferred tax asset associated with such NOLs and other deferred-tax transfers between the companies via an increase or decrease to the respective entities' member's equity. During the years ended June 30, 2011 and 2010, the Company utilized $10,990 and $3,001, respectively, of gross NOLs of Onvoy resulting in a non-cash capital contribution from Holdings in the amount of $3,737 and $1,200 during the respective periods. The increase in the Company's member's interest account resulting from the utilizations of Onvoy's NOL's is reflected in the Statement of Members Equity. Offsetting this increase to member's equity during the year ended June 30, 2011 was a $5,955 adjustment to the allocation of the deferred tax liabilities of Holdings from Onvoy to the Company subsequent to the spin-off. Additionally, during the year ended June 30, 2011, the Company settled a net related-party receivable in the amount of $380 via a non-cash dividend to Holdings resulting in a decrease to the Company's member's interest account.

Stock Compensation	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Stock Compensation [Abstract]
Stock Compensation

(13) STOCK COMPENSATION

As of June 30, 2011, the Company had been given authorization by CII to issue 125,000,000 of CII's common units as profits interest awards to employees and directors. During the nine months ended March 31, 2012, management was given authorization by CII to issue an additional 200,000,000 common units to employees and directors.

As of March 31, 2012, CII had six classes of common units with different liquidation preferences — Class A, B, C, D, E and F units. Common units are issued to employees and to independent directors and are allocated by the Chief Executive Officer and the board of managers on the terms and conditions specified in the employee equity agreement. At March 31, 2012, 169,895,042 common units were issued and outstanding to employees and directors of the Company and 149,831,622 common units were available to be issued.

The common units are considered to be stock-based compensation with terms that require the awards to be classified as liabilities. As such, the Company accounts for these awards as a liability and re-measures the liability at each reporting date until the date of settlement.

As of March 31, 2012 and June 30, 2011, the estimated fair value of the common units was as follows:

Common Unit Class	March 31, 2012	June 30, 2011
	(estimated per share value)
Class A	$1.00	$0.81
Class B	$0.77	$0.58
Class C	$0.49	$0.33
Class D	$0.44	$0.31
Class E	$0.35	$0.23
Class F	$0.30	n/a

The liability associated with the common units was $55,030 and $45,067 as of March 31, 2012 and June 30, 2011, respectively. The stock-based compensation expenses associated with the common units were $5,410 and $19,043 during the three and nine months ended March 31, 2012, respectively and $21,636 and $28,207 during the three and nine months ended March 31, 2011, respectively.

The holders of common units are not entitled to transfer their units or receive dividends or distributions, except at the discretion of the Board of Directors. Upon a liquidation of CII, or upon a non-liquidating distribution, the holders of common units share in the proceeds after the capital contributions of the CII preferred unit holders plus their priority return of 6% per annum has been reimbursed. The remaining proceeds from a liquidation event are distributed between the preferred and common unit holders on a scale ranging from 85% to the preferred unit holders and 15% to the common unit holders to 80% to the preferred unit holders and 20% to the common unit holders. The percentage allocated to the common unit holders is dependent upon the return multiple realized by the preferred unit holders. The maximum incremental allocation of proceeds from a liquidation event to common unit holders, of  20 percent, occurs if the return multiple realized by the preferred unit holders reaches 3.5 times the preferred holder's capital contributions. As discussed above, the Class A common unit holders receive proceeds from a liquidation event once the preferred shareholders capital contributions and accrued dividends are returned. The Class B common unit holders begin sharing in the proceeds of a liquidation event once the Class A common unit holders have been distributed a total of $15,000 of the liquidation proceeds. The Class C common unit holders begin sharing in the proceeds of a liquidation event once the earlier common unit classes have been distributed a combined $40,000 in proceeds. The Class D common unit holders begin sharing in the proceeds of a liquidation event once the earlier common unit classes have been distributed a combined $45,000 in proceeds. The Class E common unit holders begin sharing in the proceeds of a liquidation event once the earlier common unit classes have been distributed a combined $75,000 in proceeds. Lastly, the Class F common unit holders begin sharing in the proceeds of a liquidation event once the earlier common unit classes have been distributed a combined $95,000 in proceeds.

In December 2011, CII and the preferred unit holders of CII authorized a non-liquidating distribution to common unit holders of up to $10,000. The eligibility for receiving proceeds from this distribution was determined by the liquidation preference of the unit holder. Receiving proceeds from the authorized distribution was at the election of the common unit holder. As a condition of the early distribution, common unit holders electing to receive an early distribution received 85% of the amount that they would otherwise be entitled to receive if the distribution were in connection with a liquidating distribution. The common unit holders electing to receive the early distribution will retain all of their common units and be entitled to receive future distributions only to the extent such future distributions are in excess of the non-liquidating distribution, excluding the 15% discount. During the three and nine months ended March 31, 2012, $76 and $9,080 was distributed to the Company's common unit holders, respectively. The distribution was paid by CII and is reflected in the Company's Condensed Consolidated Statement of Member's Equity as a capital contribution (non-cash). Common unit holders electing to receive the early distribution forfeited $13 and $1,602 in previously recognized stock-based compensation during the three and nine months ended March 31, 2012, respectively.

(14) STOCK COMPENSATION

The Company has been given authorization by CII to issue 125,000,000 of CII's common units as profits interest awards to employees and directors. As of June 30, 2010, CII had three classes of common units with different liquidation preferences — Class A, B and C units. During the year ended June 30, 2011, CII issued two additional classes of common units: Class D and E. Common units are issued to employees and to independent directors and are allocated by the Chief Executive Officer and the board of managers on the terms and conditions specified in the employee equity agreement. At June 30, 2011, 109,812,741 common units were issued and outstanding to employees and directors of the Company and 15,187,259 common units were available to be issued.

The common units are considered to be stock-based compensation with terms that require the awards to be classified as liabilities. As such, the Company accounts for these awards as a liability and re-measures the liability at each reporting date until the date of settlement.

As of June 30, 2011 and 2010, the estimated fair value of the common units was as follows:

	As of June 30,
Common Unit Class	2011	2010
	(estimated per share value)
Class A	$0.81	$0.49
Class B	$0.58	$0.28
Class C	$0.33	$0.03
Class D	$0.31	n/a
Class E	$0.23	n/a

The estimated fair value of the common units was obtained from a valuation report prepared by an independent valuation firm as of the respective dates.

The liability associated with the common units was $45,067 and $21,556 as of June 30, 2011 and 2010, respectively. The stock-based compensation expenses associated with the common units was $23,490, $16,973 and $4,366 during the years ended June 30, 2011, 2010 and 2009, respectively.

The holders of common units are not entitled to transfer their units or receive dividends or distributions, except at the discretion of the Board of Directors. Upon a liquidation of CII, or upon a non-liquidating distribution, the holders of common units share in the proceeds after the capital contributions of the CII preferred unit holders plus their priority return of 6% per annum has been reimbursed. The remaining proceeds from a liquidation event are distributed between the preferred and common unit holders on a scale ranging from 85% to the preferred unit holders and 15% to the common unit holders to 80% to the preferred unit holders and 20% to the common unit holders. The percentage allocated to the common unit holders is dependent upon the return multiple realized by the Class A preferred unit holders. The maximum incremental allocation of proceeds from a liquidation event to common unit holders, of 20 percent, occurs if the return multiple realized by the Class A preferred unit holders reaches 3.5 times the Class A preferred holder's combined capital contributions. As discussed above, the Class A common unit holders receive proceeds from a liquidation event once the preferred shareholders capital contributions and accrued dividends are returned. The Class B common unit holders begin sharing in the proceeds of a liquidation event once the Class A common unit holders have been distributed a total of $15,000 of the liquidation proceeds. The Class C common unit holders begin sharing in the proceeds of a liquidation event once the earlier common unit classes have been distributed a combined $40,000 in proceeds. The Class D common unit holders begin sharing in the proceeds of a liquidation event once the earlier common unit classes have been distributed a combined $45,000 in proceeds. Lastly, the Class E common unit holders begin sharing in the proceeds of a liquidation event once the earlier common unit classes have been distributed a combined $75,000 in proceeds.

The following table represents the activity as it relates to common unit issuances and forfeitures during the years ended June 30, 2011, 2010 and 2009.

	Class A	Class B	Class C	Class D	Class E	Totals
Balance at June 30, 2008	44,530,655	—	—	—	—	44,530,655
Common units issued	5,494,665	—	—	—	—	5,494,665
Common units forfeited	(2,162,262)	—	—	—	—	(2,162,262)

Balance at June 20, 2009	47,863,058	—	—	—	—	47,863,058
Common units issued	—	18,964,500	3,330,218	—	—	22,294,718
Common units forfeited	(424,271)	(710,000)	—	—	—	(1,134,271)

Balance at June 30, 2010	47,438,787	18,254,500	3,330,218	—	—	69,023,505
Common units issued	—	500,000	—	32,499,173	10,445,905	43,445,078
Common units forfeited	(341,659)	(1,506,980)	(505,000)	(147,203)	(155,000)	(2,655,842)

Balance at June 20, 2011	47,097,128	17,247,520	2,825,218	32,351,970	10,290,905	109,812,741

The following table represents the activity as it relates to common units vested since the Company's inception:

	Year ended June 30,					Un-vested and Outstanding
Common Units Vested	2008	2009	2010	2011	Total Vested
Class A	14,602,642	12,968,534	12,573,357	6,523,678	46,668,211	428,917
Class B	—	—	5,523,680	4,868,342	10,392,022	6,855,498
Class C	—	—	239,583	750,267	989,850	1,835,368
Class D	—	—	—	—	—	32,351,970
Class E	—	—	—	—	—	10,290,905

Total Vested	14,602,642	12,968,534	18,336,620	12,142,287	58,050,083	51,762,658

In estimating the fair value of share-based awards, the Company has historically evaluated both market and income based valuation techniques. The income approach was based on managements' projected free cash flows. The market based approach, estimates the fair value based on the prices paid by investors and acquirers of interest of comparable companies in the public and private markets. The valuation was based on a weighted average of the market and income valuation techniques. As a result of the Company's expansion since inception and due to the fact that the committed capital from the Company's ultimate investors has been fully funded, the potential of a liquidation event for the Company's shareholders in the future has increased. As such, management revised the market based approach utilized in the valuation of the common units to account for potential liquidation events.

During the year ended June 30, 2011, the Company employed a probability-weighted estimated return method to value the common units. The method estimates the value of the units based on an analysis of values of the enterprise assuming various future outcomes. The estimated fair value of the common units is based on a probability-weighted present value of expected future proceeds to the Company's shareholders, considering each potential liquidity scenario available to the Company's investors as well as preferential rights of each security. This approach utilizes a variety of assumptions regarding the likelihood of a certain scenario occurring, if the event involves a transaction, the potential timing of such an event, and the potential valuation that each scenario might yield. The potential future outcomes that were considered by management were remaining a private company with the same ownership, a sale or merger, an initial public offering ("IPO"), and a partial recapitalization.

Fair Value Measurements	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

(14) FAIR VALUE MEASUREMENTS

The Company's financial instruments consist of cash and cash equivalents, restricted cash, trade receivables, accounts payable, long-term debt and stock-based compensation. The carrying values of cash and cash equivalents, restricted cash, trade receivables, and accounts payable approximated their fair values at March 31, 2012 and June 30, 2011 due to the short maturity of these instruments. The carrying value of the Company's Notes reflects the original amounts borrowed, net of unamortized discounts or accretion of premiums and was $350,127 and $350,147 as of March 31, 2012 and June 30, 2011, respectively. Based on current market interest rates for debt of similar terms and average maturities and based on recent transactions, the fair value of the Notes as of March 31, 2012 and June 30, 2011, is estimated to be $390,250 and $385,875, respectively. The carrying value of the Company's Term Loan reflects the original amounts borrowed, net of the unamortized discount and was $305,440 as of March 31, 2012. Based on current market interest rates for debt of similar terms and average maturities, the carrying value of the Term Loan as of March 31, 2012 approximates fair value. The Company recorded its promissory note with the previous owners of AFS at its fair value on the acquisition date, which was determined to be $4,141. Management estimated the imputed interest associated with this note to be $359, which is being recognized through October 2012. The fair value of this note is not re-measured each reporting period; however, based on current interest rates for debt instruments with similar maturity dates, the March 31, 2012 carrying value of the AFS promissory note approximates fair value. The Company records its stock-based compensation liability at its estimated fair value.

Financial instruments measured at fair value on a recurring basis are summarized below:

	Level	March 31, 2012	June 30, 2011
Liabilities Recorded at Fair Value in the Financial Statements:
Stock-based compensation liability	Level 3	$55,030	$45,067

In developing a value for these units, the Company utilizes a two-step valuation approach. In the first step, the value of the Company's equity instruments are estimated through an analysis of valuations associated with various future potential liquidity scenarios for the Company's shareholders. A composite valuation is developed based upon the probability-weighted present values of each of the scenarios. The second step involves allocating this value across the Company's capital structure. The valuation is conducted in consideration of the guidance provided in the American Institute of Certified Public Accountant ("AICPA") Practice Aid "Valuation of Privately-Held Company Equity Securities Issued as Compensation" and with adherence to the Uniform Standards of Professional Appraisal Practice ("USPAP") set forth by the Appraisal Foundation.

In estimating the fair value of the common units, the Company has historically evaluated both market and income based valuation techniques. The income approach was based on managements' projected free cash flows. The market based approach, estimates the fair value based on the prices paid by investors and acquirers of interests of comparable companies in the public and private markets. The valuation was based on a weighted average of the market and income valuation techniques. As a result of the Company's expansion since inception and due to the fact that the committed capital from the Company's ultimate investors has been fully funded, the potential of a liquidation event for the Company's shareholders in the future has increased. As such, management revised the market based approach utilized in the valuation of the common units to account for potential liquidation events beginning with the quarter ended March 31, 2011.

Effective on March 31, 2011, the Company employed a probability-weighted estimated return method to value the common units. The method estimates the value of the units based on an analysis of values of the enterprise assuming various future outcomes. The estimated fair value of the common units is based on a probability-weighted present value of expected future proceeds to the Company's shareholders, considering each potential liquidity scenario available to the Company's investors as well as preferential rights of each security. This approach utilizes a variety of assumptions regarding the likelihood of a certain scenario occurring, if the event involves a transaction, the potential timing of such an event, and the potential valuation that each scenario might yield. The potential future outcomes that were considered by management were remaining a private company with the same ownership, a sale or merger, an initial public offering ("IPO"), and a partial recapitalization.

(15) FAIR VALUE MEASUREMENTS

The Company's financial instruments consist of cash and cash equivalents, restricted cash, trade receivable, accounts payable, interest rate swaps, long-term debt and stock-based compensation. The carrying values of cash and cash equivalents, restricted cash, trade receivable, and accounts payable approximated their fair values at June 30, 2011 and 2010 due to the short maturity of these instruments. Interest rate swaps are recorded in the consolidated balance sheets at fair value. The carrying value of the Company's Notes reflects the original amounts borrowed, net of unamortized discounts or accretion of premiums and was $350,147 and $247,080 as of June 30, 2011 and 2010, respectively. Based on current market interest rates for debt of similar terms and average maturities and based on recent transactions, the fair value of the Notes balance as of June 30, 2011 and 2010, is estimated to be $385,875 and $252,500, respectively. The Company recorded its promissory note with the previous owners of AFS at its fair value on the acquisition date, which was determined to be $4,141. Management estimated the imputed interest associated with this note to be $359, which is being recognized through March 2017. The fair value of this note is not re-measured each reporting period; however, based on current interest rates for debt instruments with similar maturity dates, the June 30, 2011 book value of the AFS promissory note approximates fair value. The Company records its stock-based compensation liability at its estimated fair value.

Financial instruments measured at fair value on a recurring basis are summarized below:

	Level	June 30, 2011	June 30, 2010
Liabilities Recorded at Fair Value in the Financial Statements:
Interest rate swap liabilities	Level 2	$—	$566
Stock-based compensation liability	Level 3	45,067	21,556

Total liabilities recorded at fair value in the consolidated financial statements		$45,067	$22,122

The interest rate swaps are valued using discounted cash flow techniques that use observable market inputs, such as LIBOR-based yield curves, forward rates, and credit ratings. Changes in the fair market value of the interest rate swaps resulted in an increase of $744 and $3,143 to interest expense during the years ended June 30, 2010 and 2009, respectively.

We use a third party valuation firm to assist in the valuation of our common units each reporting period and preferred units when granted. In developing a value for these units, we utilize a two-step valuation approach. In the first step we estimate the value of our equity instruments through an analysis of valuations associated with various future potential liquidity scenarios for our shareholders. A composite valuation is developed based upon the probability-weighted present values of each of the scenarios. The second step involves allocating this value across our capital structure. The valuation is conducted in consideration of the guidance provided in the American Institute of Certified Public Accountant ("AICPA") Practice Aid "Valuation of Privately-Held Company Equity Securities Issued as Compensation" and with adherence to the Uniform Standards of Professional Appraisal Practice ("USPAP") set forth by the Appraisal Foundation.

Commitments And Contingencies	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

(15) COMMITMENTS AND CONTINGENCIES

Purchase commitments

At March 31, 2012, the Company was contractually committed for $32,129 of capital expenditures for construction materials and purchases of property and equipment. These purchase commitments exclude commitments related to stimulus projects – see – Other Commitments. A majority of these purchase commitments are expected to be satisfied in the next twelve months. These purchases are primarily success-based; that is, the Company has executed customer contracts that support the future capital expenditures.

Outstanding letters of credit

As of March 31, 2012, the Company had $6,166 in outstanding letters of credit, primarily to collateralize surety bonds securing the Company's performance under various contracts.

Other commitments

In February 2010, the Company was awarded an NTIA Broadband Technology Opportunities Program grant for a fiber network project in Indiana (the "Indiana Stimulus Project"). The Indiana Stimulus Project involves approximately $31,425 of capital expenditures, of which $25,140 is to be funded by a government grant and approximately $6,285 is to be funded by the Company. In connection with this project, 626 route miles of fiber are to be constructed and lit. The Company began capitalizing certain preconstruction costs associated with this project in April of 2010 and began receiving grant funds in May 2010. As of March 31, 2012, the Company has been reimbursed for $96 of expenses and $5,945 of capital expenditures related to the Indiana Stimulus Project. The Company also contributed $4,400 of pre-existing network assets to the project. The Company anticipates this project will be completed within the next 12 months.

In July 2010, the Company was awarded from the NTIA Broadband Technology Opportunities Program a $13,382 grant to construct 286 miles of fiber network in Anoka County, Minnesota, outside of Minneapolis (the "Anoka Stimulus Project"). The Anoka Stimulus Project involves approximately $19,117 of capital expenditures, of which $13,383 is to be funded by a government grant and approximately $5,735 is to be funded by the Company. As of March 31, 2012, the Company has been reimbursed for $121 of expenses and $467 of capital expenditures related to the Anoka Stimulus Project. The Company anticipates this project will be completed within the next 12 months.

In September 2011, the company signed a sub-recipient agreement on an award granted to Com Net, Inc. ("Com Net") from the NTIA Broadband Technology Opportunities Program. The award of approximately $30,032 to Com Net will expand broadband services to rural and underserved communities in Western Ohio. In order to effectively implement the project, Com Net established the GigE Plus Availability Coalition consisting of Zayo, OARnet and an initial group of 33 Broadband Service Providers to deploy broadband to 28 western Ohio counties. Upon completion, the project will add nearly 366 new miles of fiber to Zayo's existing Ohio network. As a sub recipient, the Company is required to contribute to the federal match. The Company's maximum contribution is $3,111 which represents a 30 percent match on the assets to which the Company will take ownership. The company anticipates the project will be completed by July 2013. As of March 31, 2012, the Company has incurred $38 in capital expenditures associated with this project.

Contingencies

In the normal course of business, the Company is party to various outstanding legal proceedings, claims, commitments, and contingent liabilities. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial condition, results of operations, or cash flows.

In December 2011, a lawsuit was filed by Idacorp, Inc. ("Idacorp") against AFS. On October 1, 2010, the Company completed a merger with American Fiber Systems Holdings Corporation, the parent company of AFS. On October 12, 2006, Idacorp and AFS entered into a stock purchase agreement under which Idacorp agreed to sell to AFS 100% of the equity interest in Idacomm, a provider of telecommunications services and commercial Internet services in Idaho and Nevada, for a purchase price of $10,000 subject to certain post close adjustments. Per the terms of the stock purchase agreement there was a holdback clause which allowed AFS to hold back $2,000 of the purchase price to satisfy certain indemnification claims. The holdback was established in 2006 as both Idacorp and AFS were aware of a potential indemnification claim which could be imposed by the City of Las Vegas which would require certain aerial fibers owned by Idacomm to be relocated to underground locations in the Las Vegas, Nevada area. In 2009 (and then again in 2010), AFS notified Idacorp of indemnification claims against the holdback related to the City of Las Vegas's "Project Clear Skies" and other matters. Project Clear Skies is a plan for relocating aerial utilities to underground locations in the Las Vegas area. As the indemnification claims are valid and were received within the holdback period, the Company does not believe the lawsuit filed by Idacorp has merit and as such has not accrued for the $2,000 holdback. As of March 31, 2012, no loss contingencies have been accrued related to this lawsuit. The Company has an accrued liability of $2,765 within other liabilities on the condensed consolidated balance sheet as of March 31, 2012 which represents the estimated cost associated with relocating the legacy Idacomm aerial fibers in the Las Vegas area to underground locations as would be required under the Project Clear Skies initiative.

(16) COMMITMENTS AND CONTINGENCIES

Capital Leases

Future contractual payments under the terms of the Company's capital lease obligations were as follows:

Year ending June 30,
2012	$1,769
2013	1,754
2014	1,721
2015	1,681
2016	1,494
Thereafter	7,298

Total minimum lease payments	15,717

Less amounts representing interest	(4,543)
Less current portion	(950)

Capital lease obligations, less current portion	$10,224

The weighted average interest rate on capital lease obligations was 10.37% and 12.1% as of June 30, 2011 and 2010, respectively.

Operating Leases

The Company leases office space, warehouse space, network assets, switching and transport sites, points of presence and equipment under non-cancelable operating leases. Lease expense was $38,375, $29,634 and $14,981 for the years ended June 30, 2011, 2010 and 2009, respectively.

For scheduled rent escalation clauses during the lease terms or for rental payments commencing at a date other than the date of initial occupancy, the Company records minimum rental expenses on a straight-line basis over the terms of the leases. When the straight-line expense recorded exceeds the cash outflows during the respective period, the Company records a deferred rent liability on the consolidated balance sheets and amortizes the deferred rent over the terms of the leases.

Minimum contractual lease payments due under the Company's long-term operating leases are as follows:

Year ending June 30,
2012	$23,353
2013	21,241
2014	19,270
2015	18,042
2016	15,834
Thereafter	81,059

$178,799

Purchase commitments

At June 30, 2011, the Company was contractually committed for $22,822 of capital expenditures for construction materials and purchases of property and equipment. A majority of these purchase commitments are expected to be satisfied in the next twelve months. These purchase commitments are primarily success-based; that is, the Company has executed customer contracts that support the future capital expenditures.

Outstanding letters of credit

As of June 30, 2011, the Company had $6,420 in outstanding letters of credit, which were primarily entered into in connection with various lease agreements.

Other commitments

In February 2010, the Company was awarded an NTIA Broadband Technology Opportunities Program grant for a fiber network project in Indiana (the "Indiana Stimulus Project"). The Indiana Stimulus Project involves approximately $31,425 of capital expenditures, of which $25,100 is to be funded by a government grant and approximately $6,285 is to be funded by the Company. In connection with this project, 626 route miles of fiber are to be constructed and lit. The Company began capitalizing certain preconstruction costs associated with this project in April of 2010 and began receiving grant funds in May 2010. As of June 30, 2011, the Company has been reimbursed for $96 of expenses and $3,339 of capital expenditures related to the Indiana Stimulus Project. As of June 30, 2011, the Company has incurred $1,021 of capital expenditures which are pending reimbursement from the program. The Company also contributed $4,400 of pre-existing network assets to the project. The Company anticipates this project will be completed within the next two years.

In July 2010, the Company was awarded from the NTIA Broadband Technology Opportunities Program a $13,383 grant to construct 286 miles of fiber network in Anoka County, Minnesota, outside of Minneapolis (the "Anoka Stimulus Project"). The Anoka Stimulus Project involves approximately $19,117 of capital expenditures, of which $13,383 is to be funded by a government grant and approximately $5,735 is to be funded by the Company. As of June 30, 2011, the Company has been reimbursed for $121 of expenses and $275 of capital expenditures related to the Indiana Stimulus Project. As of June 30, 2011, the Company has incurred $32 of capital expenditures that are pending reimbursement from the program. The Company anticipates this project will be completed within the next two years.

Contingencies

In the normal course of business, the Company is party to various outstanding legal proceedings, claims, commitments, and contingent liabilities. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial condition, results of operations, or cash flows.

Related-Party Transactions	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Related-Party Transactions [Abstract]
Related-Party Transactions

(16) RELATED-PARTY TRANSACTIONS

As of March 31, 2012 and June 30, 2011, the Company had a due to related-party balance with CII of $15,541 and $4,590, respectively, which is payable on demand. During the nine months ended March 31, 2011, CII made an advance payment to the Company in the amount of $17,616 of which $13,026 was returned to CII during the same period. The advance was used to make an interest payment on the Company's Notes. The liability to CII as of March 31, 2012 relates to the net $4,590 interest payment made by CII on the Company's Notes in March 2011 and $10,951 in cash provided to the Company to fund the December 2011 acquisition of 360networks.

The Company has contractual relationships with Onvoy, which are based on agreements which were entered into at estimated market rates. The Company has contractual relationships to provide Onvoy with certain data and colocation services and Onvoy has contractual relationships to provide the Company with certain voice and enterprise services. As of March 31, 2012 and June 30, 2011, the Company had a net receivable balance due from Onvoy in the amount of $194 and $187, respectively, related to services provided. The following table represents the revenue and expense transactions recognized with Onvoy which are included in the Company's condensed consolidated statement of operations during the three and nine months ended March 31, 2012 and 2011.

	For the three months ended		For the nine months ended
	March 31,		March 31,
	2012	2011	2012	2011
Revenue	$1,635	$1,109	$4,824	$3,396
Operating costs	125	96	375	279
Selling, general and administrative	371	52	446	131

Net	$1,139	$961	$4,003	$2,986

On September 14, 2010, Dan Caruso, the Company's President, Chief Executive Officer and Director of Zayo Group, LLC, purchased $500 of the Company's Notes in connection with the Company's $100,000 Notes offering in September 2010. The purchase price of the notes acquired by Mr. Caruso was $516 after considering the premium on the notes and accrued interest.

(17) RELATED-PARTY TRANSACTIONS

As of June 30, 2011, the Company had a due to related-party balance with CII of $4,590 which is payable on demand. The liability with CII relates to an interest payment made by CII on the Company's Notes.

As of June 30, 2011 and 2010, the Company had a receivable balance due from Onvoy in the amount of $187 and $626, respectively, related to services the Company provided to OVS and/or ZEN. See Note 5 — Spin-Off of Business Units, for a discussion of the types of services ZEN, Onvoy and the Company continue to provide each other subsequent to their spin-off dates.

Subsequent to the April 1, 2011 spin-off of ZEN and the March 12, 2010 spin-off of Onvoy, the revenue and expenses associated with transactions with ZEN and Onvoy have been recorded in the results from continuing operations. The following table represents the revenue and expense transactions recognized with these related-parties subsequent to their spin-off dates:

	Year ended June 30,
	2011			2010
	OVS	ZEN	Total	OVS	ZEN	Total
Revenue	$4,475	$508	$4,983	$1,436	$—	$1,436
Operating costs	404	—	404	—	—	—
Selling, general and administrative expenses	161	99	260	564	—	564

Net	$3,910	$409	$4,319	$872	$—	$872

On September 14, 2010, Dan Caruso, the Company's President, Chief Executive Officer and Director of Zayo Group, LLC, purchased $500 of the Company's Notes in connection with the Company's $100,000 Notes offering in September 2010. The purchase price of the notes acquired by Mr. Caruso was $516 after considering the premium on the notes and accrued interest.

Segment Reporting	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Segment Reporting [Abstract]
Segment Reporting

(17) SEGMENT REPORTING

A business unit is a component of an entity that has all of the following characteristics:

•	It engages in business activities from which it may earn revenues and incur expenses.

•	Its operating results are regularly reviewed by the entity's chief operating decision maker to make decisions about resources to be allocated to the segment and assess its performance.

•	Its discrete financial information is available.

The Company's business units have historically been identified by both the products they offer and the customers they serve. Effective January 1, 2011, management approved a restructuring of the ZEN unit, which resulted in all of the Company's business units more closely aligning with their product offerings rather than a combination of product offerings and customer demographics. The restructuring of the ZEN unit resulted in the ZEN unit transferring its bandwidth infrastructure products to the ZB unit and its colocation products to the zColo unit. The restructured ZEN unit, which contained only the Company's legacy managed services and CLEC product offerings, was spun-off to Holdings on April 1, 2011.

Subsequent to the restructuring, the ZB unit offers primarily lit bandwidth infrastructure services and the zColo unit provides colocation and inter-connection transport services. The Company has restated the comparative historical segment financial information below to account for the restructuring of the business units.

In connection with the AGL Networks acquisition (See Note 4 — Acquisitions), Zayo established the ZFS unit. ZFS is dedicated to marketing and supporting dark fiber related services. Prior to the formation of the ZFS unit, the Company's dark fiber assets and the related revenues and expenses associated with dark fiber customers were allocated between ZB and ZEN based upon the nature and size of the customers receiving the dark fiber services. Upon the formation of the ZFS business units, effective July 1, 2011, dark fiber assets of the Company and the related revenues and expense associated with dark fiber customers were allocated to the ZFS business unit.

Prior to the formation of the ZFS unit, the Company generated income from dark fiber products. The historical operating results from this product offering were primarily reflected in the results of the ZB business unit. The Company has not restated the historical ZB unit information to carve-out the operating results related to dark fiber services prior to the July 1, 2010 formation of the ZFS unit as management has determined it is impractical to do so.

Revenues for all of the Company's products are included in one of these three business units. The results of operations for each business unit include an allocation of certain corporate overhead costs. The allocation is based on a percentage that represents management's estimate of the relative burden each segment bears of corporate overhead costs. Identifiable assets for each business unit are reconciled to total consolidated assets including unallocated corporate assets and intercompany eliminations. Unallocated corporate assets consist primarily of cash, deferred tax assets, and debt issuance costs.

The following tables summarize significant financial information of each of the segments:

	As of and for the three months ended March 31, 2012
	ZB	zColo	ZFS	Corporate/ eliminations	Total
Revenue	$74,759	$11,770	$19,620	$—	$106,149
Intersegment revenue	(3)	(1,104)	—	—	(1,107)

Revenue from external customers	74,756	10,666	19,620	—	105,042

Gross profit (revenue less operating costs excluding depreciation and amortization)	57,271	6,806	19,162	(585)	82,654
Depreciation and amortization	15,221	1,654	6,923	—	23,798
Operating income/(loss)	21,984	3,015	6,261	(8,448)	22,812
Interest expense	(199)	(54)	(9)	(14,188)	(14,450)
Other (expense)/income, net	151	—	1	—	152
Earnings from continuing operations before provision for income taxes	21,936	2,961	6,253	(22,636)	8,514
Total assets	637,421	71,212	375,461	124,400	1,208,494
Capital expenditures, net of stimulus grant reimbursements	31,071	3,205	8,462	—	42,738

	As of and for the nine months ended March 31, 2012
	ZB	zColo	ZFS	Corporate/ eliminations	Total
Revenue	$195,774	$31,593	$48,194	—	$275,561
Intersegment revenue	(5)	(3,097)	—	—	(3,102)

Revenue from external customers	195,769	28,496	48,194	—	272,459

Gross profit (revenue less operating costs excluding depreciation and amortization)	149,764	17,682	46,898	(1,698)	212,646
Depreciation and amortization	40,362	4,409	15,909	—	60,680
Operating income/(loss)	48,067	7,144	14,388	(16,409)	53,190
Interest expense	(622)	(161)	(20)	(34,319)	(35,122)
Other (expense)/income, net	110	—	3	11	124
Earnings from continuing operations before provision for income taxes	47,555	6,983	14,371	(50,717)	18,192
Capital expenditures, net of stimulus grant reimbursements	79,804	5,393	17,561	—	102,758

	As of and for the three months ended March 31, 2011
	ZB	zColo	ZFS	Corporate/ eliminations	Total
Revenue	$54,666	$9,136	$11,861	$ — $	75,663
Intersegment revenue	(448)	(1,033)	—	—	(1,481)

Revenue from external customers	54,218	8,103	11,861	—	74,182

Gross profit (revenue less operating costs excluding depreciation and amortization)	40,688	4,661	11,482	(1,038)	55,793
Depreciation and amortization	10,962	1,354	3,893	—	16,209
Operating income/(loss)	3,704	1,324	1,197	(11,668)	(5,443)
Interest expense	(203)	(54)	(5)	(8,743)	(9,005)
Other (expense)/income, net	(19)	—	2	86	69
Earnings from continuing operations before provision for income taxes	3,482	1,270	1,194	(20,325)	(14,379)
Total assets (Restated)	479,379	55,059	212,230	26,776	773,444
Capital expenditures, net of stimulus grant reimbursements	25,199	275	3,597	—	29,071

	As of and for the nine months ended March 31, 2011
	ZB	zColo	ZFS	Corporate/ eliminations	Total
Revenue	$158,233	$24,444	$31,067	$—	$213,744
Intersegment revenue	(2,056)	(2,293)	—	—	(4,349)

Revenue from external customers	156,177	22,151	31,067	—	209,395

Gross profit (revenue less operating costs excluding depreciation and amortization)	115,906	12,885	30,341	(3,068)	156,064
Depreciation and amortization	30,278	4,037	9,584	—	43,899
Operating income/(loss)	21,640	4,051	6,524	(16,288)	15,927
Interest expense	(724)	(169)	(10)	(23,390)	(24,293)
Other (expense)/income, net	(36)	—	6	(79)	(109)
Earnings from continuing operations before provision for income taxes	20,880	3,882	6,520	(39,757)	(8,475)
Capital expenditures, net of stimulus grant reimbursements	77,975	1,302	8,375	—	87,652

(18) SEGMENT REPORTING

A business unit is a component of an entity that has all of the following characteristics:

•	It engages in business activities from which it may earn revenues and incur expenses.

•	Its operating results are regularly reviewed by the entity's chief operating decision maker to make decisions about resources to be allocated to the segment and assess its performance.

•	Its discrete financial information is available.

The Company's business units have historically been identified by both the products they offer and the customers they serve. Effective January 1, 2011, management approved a restructuring of the ZEN unit, which resulted in all of the Company's business units more closely aligning with their product offerings rather than a combination of product offerings and customer demographics. The restructuring of the ZEN unit resulted in the ZEN unit transferring its bandwidth infrastructure products to the ZB unit and its colocation products to the zColo unit. The restructured ZEN unit, which contained only the Company's legacy managed services and CLEC product offerings, was spun-off to Holdings on April 1, 2011.

Subsequent to the restructuring, the ZB unit offers primarily lit bandwidth infrastructure services and the zColo unit provides colocation and inter-connection transport services. The Company has restated the comparative historical segment financial information below to account for the restructuring of the business units.

In connection with the AGL Networks acquisition (See Note 4 — Acquisitions), Zayo established the ZFS unit. ZFS is dedicated to marketing and supporting dark fiber related services. Prior to the formation of the ZFS unit, the Company's dark fiber assets and the related revenues and expenses associated with dark fiber customers were allocated between ZB and ZEN based upon the nature and size of the customers receiving the dark fiber services. Upon the formation of the ZFS business units, effective July 1, 2011, dark fiber assets of the Company and the related revenues and expense associated with dark fiber customers were allocated to the ZFS business unit.

Prior to the formation of the zColo and the ZFS units, the Company generated income from colocation and dark fiber products. The historical operating results from these product offerings were primarily reflected in the results of the ZB business unit. The Company has not restated the historical ZB unit information to carve-out the operating results related to colocation product offerings prior to the September 30, 2009 formation of the zColo unit or dark fiber services prior to the July 1, 2010 formation of the ZFS unit as management has determined it is impractical to do so.

Revenues for all of the Company's products are included in one of these three business units. The results of operations for each business unit include an allocation of certain corporate overhead costs. The allocation is based on a percentage that represents management's estimate of the relative burden each segment bears of corporate overhead costs. Identifiable assets for each business unit are reconciled to total consolidated assets including unallocated corporate assets and intercompany eliminations. Unallocated corporate assets consist primarily of cash, deferred tax assets, and debt issuance costs.

The following tables summarize significant financial information of each of the segments:

	As of and for the year ended June 30, 2011
	ZB	zColo	ZFS	Corporate/ eliminations	Total
Revenue	$214,110	$33,899	$44,549	$—	$292,558
Intersegment revenue	(2,056)	(3,267)	—	—	(5,323)

Revenue from external customers	212,054	30,632	44,549	—	287,235

Gross profit (revenue less operating costs excluding depreciation and amortization)	158,461	17,700	43,152	(3,606)	215,707
Depreciation and amortization	41,521	5,393	13,549	—	60,463
Operating income/(loss)	38,264	6,120	10,796	(14,092)	41,088
Interest expense	(960)	(225)	(15)	(32,214)	(33,414)
Other (expense)/income, net	(54)	—	7	(79)	(126)
Earnings from continuing operations before provision for income taxes	37,249	5,895	10,788	(46,384)	7,548
Total assets (Restated)	491,685	52,973	211,315	34,448	790,421
Capital expenditures, net of stimulus grant reimbursements	99,062	1,543	11,919	—	112,524

	As of and for the year ended June 30, 2010
	ZB	zColo	ZFS	Corporate/ eliminations	Total
	(Restated)	(Restated)		(Restated)	(Restated)
Revenue	$183,085	$23,993	$—	$—	$207,078
Intersegment revenue	(5,833)	(1,915)	—	—	(7,748)

Revenue from external customers	177,252	22,078	—	—	199,330

Gross profit (revenue less operating costs excluding depreciation and amortization)	131,331	13,025	—	(7,714)	136,642
Depreciation and amortization	34,225	4,513	—	—	38,738
Operating income/(loss)	27,336	4,409	—	(17,920)	13,825
Interest expense	(1,130)	(164)	—	(17,398)	(18,692)
Loss on extinguishment of debt	—	—	—	(5,881)	(5,881)
Other income, net	382	—	—	1,144	1,526
Earnings from continuing operations before provision for income taxes	26,588	4,245	—	(41,215)	(9,222)
Total assets	397,498	57,586	—	103,408	558,492
Capital expenditures, net of stimulus grant reimbursements	58,117	634	—	—	58,751

	As of and for the year ended June 30, 2009
	ZB	zColo	ZFS	Corporate/ eliminations	Total
Revenue	$129,282	$—	$—	$—	$129,282
Intersegment revenue	(3,943)	—	—	—	(3,943)

Revenue from external customers	125,339	—	—	—	125,339

Gross profit (revenue less operating costs excluding depreciation and amortization)	95,712	—	—	(8,165)	87,547
Depreciation and amortization	26,554	—	—	—	26,554
Operating income/(loss)	16,407	—	—	(13,319)	3,088
Interest expense	(1,182)	—	—	(14,063)	(15,245)
Other income, net	54	—	—	180	234
Earnings from continuing operations before provision for income taxes	15,279	—	—	(27,202)	(11,923)
Total assets	316,511	—	—	105,651	422,162
Capital expenditures, net of stimulus grant reimbursements	61,614	—	—	—	61,614

Condensed Consolidating Financial Information	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Condensed Consolidating Financial Information [Abstract]
Condensed Consolidating Financial Information

(18) CONDENSED CONSOLIDATING FINANCIAL INFORMATION

On June 30, 2011, the Company completed a rollup of certain legal subsidiaries into Zayo Group, LLC. The rollup included the merger of the following legal subsidiaries into Zayo Group, LLC: (i) Zayo Bandwidth, LLC; (ii) Zayo Fiber Solutions, LLC; (iii) Zayo Bandwidth Tennessee, LLC; and (iv) Adesta Communications, Inc. In connection with the rollup, the assets, liabilities and operating results of these legacy subsidiaries were consolidated with and into the Zayo Group, LLC entity. Prior to the rollup, Zayo Group, LLC did not have significant independent assets or operations. Subsequent to the rollup, Zayo Colocation, Inc. (and its subsidiaries), American Fiber Systems Holding Corp (and its subsidiary American Fiber Systems, Inc.), and Zayo Capital, Inc. remain the only wholly owned legal subsidiaries of the Company.

In March 2010, the Company co-issued, with its 100 percent owned finance subsidiary — Zayo Capital, Inc. (at an issue price of 98.779%) $250,000 of Senior Secured Notes. The Notes bear interest at 10.25% annually and are due on March 15, 2017.

In September 2010, the Company completed an offering of an additional $100,000 in Notes (at an issue price of 103%). These Notes are part of the same series as the $250,000 Senior Secured Notes and also accrue interest at a rate of 10.25% and mature on March 15, 2017.

Both Note issuances are fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by all of the Company's current and future domestic restricted subsidiaries. Zayo Capital, Inc., the co-issuer of both Note issuances, does not have independent assets or operations.

The accompanying condensed consolidating financial information has been prepared and presented pursuant to SEC Regulation S-X Rule 3-10 "Financial statements of guarantors and affiliates whose securities collateralize an issue registered or being registered."

The operating activities of the separate legal entities included in the Company's condensed consolidated financial statements are interdependent. The accompanying condensed consolidating financial information presents the results of operations, financial position and cash flows of each legal entity. Zayo Group, LLC and Zayo Colocation, Inc. provide services to each other during the normal course of business. These transactions are eliminated in the consolidated results of operations of the Company.

Condensed Consolidating Balance Sheets

March 31, 2012

	Zayo Group, LLC	Zayo Colocation, Inc.	Eliminations	Total
Assets	(Issuer)	(Guarantor)
Current assets:
Cash and cash equivalents	$15,147	$2,086	$—	$17,233
Trade receivables, net	29,803	2,210	—	32,013
Due from related-parties	296	4	(106)	194
Prepaid expenses	6,978	1,146	—	8,124
Deferred income taxes	4,350	—	—	4,350
Other assets, current	3,103	1	—	3,104

Total current assets	59,677	5,447	(106)	65,018
Property and equipment, net	706,330	35,702	—	742,032
Intangible assets, net	114,821	21,821	—	136,642
Goodwill	121,723	7,447	—	129,170
Debt issuance costs, net	18,093	—	—	18,093
Investment in US Carrier	15,075	—	—	15,075
Deferred tax asset, non-current	94,229	—	—	94,229
Other assets, non-current	7,440	795	—	8,235
Investment in subsidiary	63,220	—	(63,220)	—

Total assets	$1,200,608	$71,212	$(63,326)	$1,208,494

Liabilities and member's equity:
Current liabilities
Accounts payable	$15,308	$977	$—	$16,285
Accrued liabilities	30,202	1,715	—	31,917
Accrued interest	1,411	—	—	1,411
Capital lease obligations, current	1,146	72	—	1,218
Due to related-parties	15,545	102	(106)	15,541
Deferred revenue, current	22,286	560	—	22,846
Current portion of long-term debt	7,546	—	—	7,546

Total current liabilities	93,444	3,426	(106)	96,764
Capital lease obligations, non-current	10,773	—	—	10,773
Long-term debt, non-current	682,418	—	—	682,418
Deferred revenue, non-current	131,031	1,113	—	132,144
Stock-based compensation liability	53,647	1,383	—	55,030
Deferred tax liability	—	—	—	—
Other long term liabilities	5,664	2,070	—	7,734

Total liabilities	976,977	7,992	(106)	984,863
Member's equity:
Member's interest	258,496	46,097	(63,220)	241,373
(Accumulated deficit)/retained earnings	(34,865)	17,123	—	(17,742)

Total member's equity	223,631	63,220	(63,220)	223,631

Total liabilities and member's equity	$1,200,608	$71,212	$(63,326)	$1,208,494

Condensed Consolidating Balance Sheets

June 30, 2011

	Zayo Group, LLC	Zayo Colocation, Inc.	Eliminations	Total
Assets	(Issuer) (Restated)	(Guarantor) (Restated)	(Restated)	(Restated)
Current assets:
Cash and cash equivalents	$24,213	$1,181	$—	$25,394
Trade receivables, net	11,856	2,127	—	13,983
Due from related-parties	2,182	—	(1,995)	187
Prepaid expenses	5,517	871	—	6,388
Deferred income taxes	3,343	—	—	3,343
Other assets, current	640	5	—	645

Total current assets	47,751	4,184	(1,995)	49,940
Property and equipment, net	486,847	31,666	—	518,513
Intangible assets, net	89,117	15,555	—	104,672
Goodwill	84,144	836	—	84,980
Debt issuance costs, net	11,446	—	—	11,446
Investment in US Carrier	15,075	—	—	15,075
Other assets, non-current	5,060	735	—	5,795
Investment in subsidiary	46,407	—	(46,407)	—

Total assets	$785,847	$52,976	$(48,402)	$790,421

Liabilities and member's equity:
Current liabilities
Accounts payable	$12,287	$701	$—	$12,988
Accrued liabilities	19,122	3,331	—	22,453
Accrued interest	10,627	—	—	10,627
Capital lease obligations, current	950	—	—	950
Due to related-parties	6,364	221	(1,995)	4,590
Deferred revenue, current	15,341	323	—	15,664

Total current liabilities	64,691	4,576	(1,995)	67,272
Capital lease obligations, non-current	10,224	—	—	10,224
Long-term debt	354,414	—	—	354,414
Deferred revenue, non-current	62,704	1,189	—	63,893
Stock-based compensation liability	44,263	804	—	45,067
Deferred tax liability	18,563	—	—	18,563
Other long term liabilities	2,724	—	—	2,724

Total liabilities	557,583	6,569	(1,995)	562,157
Member's equity:
Member's interest	255,573	36,267	(46,407)	245,433
(Accumulated deficit)/retained earnings	(27,309)	10,140	—	(17,169)

Total member's equity	228,264	46,407	(46,407)	228,264

Total liabilities and member's equity	$785,847	$52,976	$(48,402)	$790,421

Condensed Consolidating Statements of Operations

Three months ended March 31, 2012

	Zayo Group, LLC	Zayo Colocation, Inc.	Eliminations	Total
	(Issuer)	(Guarantor)
Revenue	$94,376	$11,770	$(1,104)	$105,042
Operating costs and expenses
Operating costs, excluding depreciation and amortization	17,427	4,964	(3)	22,388
Selling, general and administrative expenses	28,471	1,949	—	30,420
Stock-based compensation	5,436	188	—	5,624
Depreciation and amortization	22,144	1,654	—	23,798

Total operating costs and expenses	73,478	8,755	(3)	82,230

Operating income	20,898	3,015	(1,101)	22,812

Other expense
Interest expense	(14,396)	(54)	—	(14,450)
Other income, net	152	—	—	152
Equity in net earnings of subsidiaries	1,860		(1,860)	—

Total other expense, net	(12,384)	(54)	(1,860)	(14,298)

Earnings/(loss) from continuing operations before income taxes	8,514	2,961	(2,961)	8,514
Provision for income taxes	11,166	—	—	11,166

(Loss)/earnings from continuing operations	(2,652)	2,961	(2,961)	(2,652)

Earnings from discontinued operations, net of income taxes	—	—	—	—

Net earnings/(loss)	$(2,652)	$2,961	$(2,961)	$(2,652)

Condensed Consolidating Statements of Operations

Nine months ended March 31, 2012

	Zayo Group, LLC	Zayo Colocation, Inc.	Eliminations	Total
	(Issuer)	(Guarantor)
Revenue	$243,963	$31,593	$(3,097)	$272,459

Operating costs and expenses
Operating costs, excluding depreciation and amortization	45,907	13,911	(5)	59,813
Selling, general and administrative expenses	73,713	5,362	—	79,075
Stock-based compensation	18,934	767	—	19,701
Depreciation and amortization	56,271	4,409	—	60,680

Total operating costs and expenses	194,825	24,449	(5)	219,269

Operating income	49,138	7,144	(3,092)	53,190

Other expense
Interest expense	(34,961)	(161)	—	(35,122)
Other income, net	124	—	—	124
Equity in net earnings of subsidiaries	3,891		(3,891)	—

Total other expense, net	(30,946)	(161)	(3,891)	(34,998)

Earnings/(loss) from continuing operations before income taxes	18,192	6,983	(6,983)	18,192

Provision for income taxes	18,765	—	—	18,765

Earnings/(loss) from continuing operations	(573)	6,983	(6,983)	(573)

Earnings from discontinued operations, net of income taxes	—	—	—	—

Net earnings/(loss)	$(573)	$6,983	$(6,983)	$(573)

Condensed Consolidating Statements of Operations

Three months ended March 31, 2011

	Zayo Group, LLC	Zayo Colocation, Inc.	Eliminations	Total
	(Issuer)	(Guarantor)
Revenue	$66,079	$9,136	$(1,033)	$74,182

Operating costs and expenses
Operating costs, excluding depreciation and amortization	13,914	4,475	—	18,389
Selling, general and administrative expenses	21,776	1,429	(4)	23,201
Stock-based compensation	21,272	554	—	21,826
Depreciation and amortization	14,855	1,354	—	16,209

Total operating costs and expenses	71,817	7,812	(4)	79,625

Operating income	(5,738)	1,324	(1,029)	(5,443)

Other expense
Interest expense	(8,951)	(54)	—	(9,005)
Other expense, net	69	—	—	69
Equity in net earnings of subsidiaries	241		(241)	—

Total other expense, net	(8,641)	(54)	(241)	(8,936)

Loss/(earnings) from continuing operations before income taxes	(14,379)	1,270	(1,270)	(14,379)

Provision for income taxes	2,583	—	—	2,583

Loss/(earnings) from continuing operations	(16,962)	1,270	(1,270)	(16,962)

Earnings from discontinued operations, net of income taxes	301	—	—	301

Net (loss)/earnings	$(16,661)	$1,270	$(1,270)	$(16,661)

Condensed Consolidating Statements of Operations

Nine months ended March 31, 2011

	Zayo Group, LLC	Zayo Colocation, Inc.	Eliminations	Total
	(Issuer)	(Guarantor)
Revenue	$187,244	$24,444	$(2,293)	$209,395
Operating costs and expenses
Operating costs, excluding depreciation and amortization	41,776	11,559	(4)	53,331
Selling, general and administrative expenses	63,220	4,212	(10)	67,422
Stock-based compensation	28,231	585	—	28,816
Depreciation and amortization	39,862	4,037	—	43,899

Total operating costs and expenses	173,089	20,393	(14)	193,468

Operating income	14,155	4,051	(2,279)	15,927

Other expense
Interest expense	(24,124)	(169)	—	(24,293)
Other expense, net	(109)	—	—	(109)
Equity in net earnings of subsidiaries	1,603		(1,603)	—

Total other expense, net	(22,630)	(169)	(1,603)	(24,402)

(Loss)/earnings from continuing operations	(8,475)	3,882	(3,882)	(8,475)

Provision for income taxes	7,477	—	—	7,477

Loss/(earnings) from continuing operations	(15,952)	3,882	(3,882)	(15,952)

Earnings from discontinued operations, net of income taxes	899	—	—	899

Net (loss)/earnings	$(15,053)	$3,882	$(3,882)	$(15,053)

Condensed Consolidating Statements of Cash Flows

Nine months ended March 31, 2012

	Zayo Group, LLC	Zayo Colocation, Inc.	Total
	(Issuer)	(Guarantor)
Net cash provided by continuing operating activities	$78,034	$12,358	$90,392

Cash flows from investing activities:
Purchases of property and equipment, net of stimulus grants	(97,365)	(5,393)	(102,758)
Acquisitions, net of cash acquired	(333,347)	—	(333,347)

Net cash used in investing activities	(430,712)	(5,393)	(436,105)

Cash flows from financing activities:
Equity contributions	1,350	—	1,350
Return of capital	(46)	—	(46)
Advance from CII	10,951	—	10,951
Principal repayments on capital lease obligations	(764)	(60)	(824)
Dividend received/(paid)	6,000	(6,000)	—
Proceeds from borrowings	335,550	—	335,550
Changes in restricted cash	(402)	—	(402)
Deferred financing costs	(9,027)	—	(9,027)

Net cash provided/(used) by financing activities	343,612	(6,060)	337,552

Net (decrease)/increase in cash and cash equivalents	(9,066)	905	(8,161)
Cash and cash equivalents, beginning of period	24,213	1,181	25,394

Cash and cash equivalents, end of period	$15,147	$2,086	$17,233

Condensed Consolidating Statements of Cash Flows

Nine months ended March 31, 2011

	Zayo Group, LLC	Zayo Colocation, Inc.	Total
	(Issuer)	(Guarantor)
Net cash provided by continuing operating activities	$48,560	$6,004	$54,564

Cash flows from investing activities:
Purchases of property and equipment, net of stimulus grants	(88,954)	1,302	(87,652)
Acquisitions, net of cash acquired	(183,666)	—	(183,666)

Net cash used in investing activities	(272,620)	1,302	(271,318)

Cash flows from financing activities:
Equity contributions	35,500	—	35,500
Advance from Communications Infrastructure Investments, LLC	17,616	—	17,616
Return of advances from Communications Infrastructure Investments, LLC	(13,026)	—	(13,026)
Principal repayments on capital lease obligations	(1,399)	—	(1,399)
Dividend received/(paid)	8,000	(8,000)	—
Proceeds from long-term debt	103,000	—	103,000
Changes in restricted cash	785	—	785
Deferred financing costs	(4,106)	—	(4,106)

Net cash provided by financing activities	146,370	(8,000)	138,370

Cash flows from discontinued operations:
Operating activities	2,787	—	2,787
Investing activities	(427)	—	(427)

Net cash provided by discontinued operations	2,360	—	2,360

Net decrease in cash and cash equivalents	(75,330)	(694)	(76,024)
Cash and cash equivalents, beginning of period	84,967	2,897	87,864
Increase in cash and cash equivalents of discontinued operations	208	—	208

Cash and cash equivalents, end of period	$9,845	$2,203	$12,048

(19) CONDENSED CONSOLIDATING FINANCIAL INFORMATION

On June 30, 2011, the Company completed a rollup of certain legal subsidiaries into Zayo Group, LLC. The rollup included the merger of the following legal subsidiaries up and into Zayo Group, LLC: (i) Zayo Bandwidth, LLC; (ii) Zayo Fiber Solutions, LLC; (iii) Zayo Bandwidth Tennessee, LLC; and (iv) Adesta Communications, Inc. In connection with the rollup, the assets, liabilities and operating results of these legacy subsidiaries were consolidated with and into the Zayo Group, LLC entity. Prior to the rollup, Zayo Group, LLC did not have significant independent assets or operations. Subsequent to the rollup, Zayo Colocation , Inc. (and its subsidiaries), American Fiber Systems Holding Corp (and its subsidiary American Fiber Systems, Inc.), and Zayo Capital, Inc. remain the only wholly owned legal subsidiaries of the Company.

In March 2010, the Company co-issued, with its 100 percent owned finance subsidiary — Zayo Capital, Inc. (at an issue price of 98.779%) $250,000 of Senior Secured Notes. The notes bear interest at 10.25% annually and are due on March 15, 2017.

In September 2010, the Company completed an offering of an additional $100,000 in notes (at an issue price of 103%). These notes are part of the same series as the $250,000 Senior Secured Notes and also accrue interest at a rate of 10.25% and mature on March 15, 2017.

Both note issuances are fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by all of the Company's current and future domestic restricted subsidiaries. Zayo Capital, Inc., the co-issuer of both Note issuances, does not have independent assets or operations.

The accompanying condensed consolidating financial information has been prepared and presented pursuant to SEC Regulation S-X Rule 3-10 "Financial statements of guarantors and affiliates whose securities collateralize an issue registered or being registered."

The operating activities of the separate legal entities included in the Company's consolidated financial statements are interdependent. The accompanying condensed consolidating financial information presents the results of operations, financial position and cash flows of each legal entity. Zayo Group, LLC and Zayo Colocation, Inc. provide services to each other during the normal course of business. These transactions are eliminated in the consolidated results of the Company. Zayo Colocation, Inc. was formed in September of 2009; as such, the financial information presented below is included for only the years ended June 30, 2011 and 2010.

Condensed Consolidating Balance Sheets

June 30, 2011

	Zayo Group, LLC	Zayo Colocation, Inc.	Eliminations	Total
	(Issuer)	(Guarantor)
	(Restated)	(Restated)	(Restated)	(Restated)
Assets
Current assets:
Cash and cash equivalents	$24,213	$1,181	$—	$25,394
Trade receivables, net	11,856	2,127	—	13,983
Due from related-parties	2,182	—	(1,995)	187
Prepaid expenses	5,517	871	—	6,388
Deferred income taxes	3,343	—	—	3,343
Other assets, current	640	5	—	645

Total current assets	47,751	4,184	(1,995)	49,940

Property and equipment, net	486,847	31,666	—	518,513
Intangible assets, net	89,117	15,555	—	104,672
Goodwill	84,144	836	—	84,980
Debt issuance costs, net	11,446	—	—	11,446
Investment in US Carrier	15,075	—	—	15,075
Other assets, non-current	5,060	735	—	5,795
Investment in subsidiary	46,407	—	(46,407)	—

Total assets	$785,847	$52,976	$(48,402)	$790,421

Liabilities and member's equity:
Current liabilities
Accounts payable	$12,287	$701	$—	$12,988
Accrued liabilities	19,122	3,331	—	22,453
Accrued interest	10,627	—	—	10,627
Capital lease obligations, current	950	—	—	950
Due to related-parties	6,364	221	(1,995)	4,590
Deferred revenue, current	15,341	323	—	15,664

Total current liabilities	64,691	4,576	(1,995)	67,272

Capital lease obligations, non-current	10,224	—	—	10,224
Long-term debt	354,414	—	—	354,414
Deferred revenue, non-current	62,704	1,189	—	63,893
Stock-based compensation liability	44,263	804	—	45,067
Deferred tax liability	18,563	—	—	18,563
Other long term liabilities	2,724	—	—	2,724

Total liabilities	557,583	6,569	(1,995)	562,157

Member's equity:
Member's interest	255,573	36,267	(46,407)	245,433
(Accumulated deficit)/retained earnings	(27,309)	10,140	—	(17,169)

Total member's equity	228,264	46,407	(46,407)	228,264

Total liabilities and member's equity	$785,847	$52,976	$(48,402)	$790,421

Condensed Consolidating Balance Sheets

June 30, 2010

	Zayo Group, LLC	Zayo Colocation, Inc.	Eliminations	Total
Assets:	(Restated)	(Restated)	(Restated)	(Restated)
Current assets
Cash and cash equivalents	$84,967	$2,897	$—	$87,864
Trade receivables, net	9,998	1,553	—	11,551
Due from related parties	1,426	138	(938)	626
Prepaid expenses	4,083	727	—	4,810
Deferred income taxes	4,060	—	—	4,060
Other current assets	332	2	—	334
Assets of discontinued operations, current	3,061	—	—	3,061

Total current assets	107,927	5,317	(938)	112,306

Property and equipment, net	264,791	33,098	—	297,889
Intangible assets, net	39,217	17,497	—	56,714
Goodwill	68,178	836	—	69,014
Debt issuance costs, net	9,560	—	—	9,560
Other assets	4,027	839	—	4,866
Investment in subsidiary	54,520	—	(54,520)	—
Assets of discontinued operations, non-current	8,143	—	—	8,143

Total assets	$556,363	$57,587	$(55,458)	$558,492

Liabilities and member's equity:
Current liabilities
Accounts payable	$9,442	$573	$—	$10,015
Accrued liabilities	16,284	868	—	17,152
Accrued interest	7,794	—	—	7,794
Capital lease obligations, current	1,673	—	—	1,673
Due to related parties	811	127	(938)	—
Deferred revenue, current portion	7,845	246	—	8,091
Liabilities of discontinued operations, current	1,740	—	—	1,740

Total current liabilities	45,589	1,814	(938)	46,465

Capital lease obligations, non-current	11,033	—	—	11,033
Long-term debt	247,080	—	—	247,080
Deferred revenue, non-current	21,391	1,214	—	22,605
Stock-based compensation liability	21,517	39	—	21,556
Deferred tax liability	1,733	—	—	1,733
Other long term liabilities	2,397	—	—	2,397
Liabilities of discontinued operations, non-current	1,568	—	—	1,568

Total liabilities	352,308	3,067	(938)	354,437

Member's equity:
Member's interest	221,374	50,275	(54,520)	217,129
(Accumulated deficit)/retained earnings	(17,319)	4,245	—	(13,074)

Total member's equity	204,055	54,520	(54,520)	204,055

Total liabilities and member's equity	$556,363	$57,587	$(55,458)	$558,492

Condensed Consolidating Statements of Operations

June 30, 2011

	Zayo Group, LLC	Zayo Colocation, Inc.	Eliminations	Total
Revenue	$258,659	$33,899	$(5,323)	$287,235

Operating costs and expenses
Operating costs, excluding depreciation and amortization	57,047	16,199	(1,718)	71,528
Selling, general and administrative expenses	86,686	5,594	(2,434)	89,846
Stock-based compensation	23,717	593	—	24,310
Depreciation and amortization	55,071	5,392	—	60,463

Total operating costs and expenses	222,521	27,778	(4,152)	246,147

Operating income	36,138	6,121	(1,171)	41,088

Other income expense
Interest expense	(33,189)	(225)	—	(33,414)
Other expense	(126)	—	—	(126)

Total other expense, net	(33,315)	(225)	—	(33,540)

Earnings/(loss) from continuing operations before income taxes	2,823	5,896	(1,171)	7,548

Provision for income taxes	12,542	—	—	12,542

(Loss)/earnings from continuing operations	(9,719)	5,896	(1,171)	(4,994)

Earnings from discontinued operations, net of income taxes	899	—	—	899

Net (loss)/earnings	$(8,820)	$5,896	$(1,171)	$(4,095)

Condensed Consolidating Statements of Operations

June 30, 2010

	Zayo Group, LLC	Zayo Colocation, Inc.	Eliminations	Total
	(Restated)			(Restated)
Revenue	$183,085	$23,993	$(7,748)	$199,330

Operating costs and expenses
Operating costs, excluding depreciation and amortization	51,754	10,968	(34)	62,688
Selling, general and administrative expenses	64,266	4,065	(2,420)	65,911
Stock-based compensation	18,129	39	—	18,168
Depreciation and amortization	34,225	4,513	—	38,738

Total operating costs and expenses	168,374	19,585	(2,454)	185,505

Operating income	14,711	4,408	(5,294)	13,825

Other expense
Interest expense	(18,529)	(163)	—	(18,692)
Other income	1,526	—	—	1,526
Loss on extinguishment of debt	(5,881)	—	—	(5,881)

Total other expense, net	(22,884)	(163)	—	(23,047)

Earnings/(loss) from continuing operations before income taxes	(8,173)	4,245	(5,294)	(9,222)

Provision for income taxes	4,823	—	—	4,823

(Loss)/earnings from continuing operations	(12,996)	4,245	(5,294)	(14,045)

Earnings from discontinued operations, net of income taxes	5,425	—	—	5,425

Net (loss)/earnings	$(7,571)	$4,245	$(5,294)	$(8,620)

Condensed Consolidating Statements of Cash Flows

June 30, 2011

	Zayo Group, LLC	Zayo Colocation, Inc.	Total
Net cash provided by continuing operating activities	$83,860	$13,194	$97,054

Cash flows from investing activities:
Purchases of property and equipment	(110,981)	(1,543)	(112,524)
Proceeds from sale of equipment	28	—	28
Acquisitions, net of cash acquired	(183,666)	—	(183,666)

Net cash used in investing activities	(294,619)	(1,543)	(296,162)

Cash flows from financing activities:
Equity contributions	36,450	—	36,450
Dividend received/(paid)	13,320	(13,320)	—
Proceeds from borrowings	103,000	—	103,000
Principal repayments on capital lease obligations	(1,732)	—	(1,732)
Changes in restricted cash	578	—	578
Deferred financing costs	(4,106)	—	(4,106)

Net cash provided/(used) by financing activities	147,510	(13,320)	134,190

Cash flows from discontinued operations:
Operating activities	2,622	—	2,622
Investing activities	(382)	—	(382)

Net cash provided by discontinued operations	2,240	—	2,240

Net decrease in cash and cash equivalents	(61,009)	(1,669)	(62,678)
Cash and cash equivalents, beginning of year	84,967	2,897	87,864
(Increase)/ decrease in cash and cash equivalents of discontinued operations	(973)	1,181	208

Cash and cash equivalents, end of year	$22,985	$2,409	$25,394

Condensed Consolidating Statement of Cash Flows

June 30, 2010

	Zayo Group, LLC	Zayo Colocation, Inc.	Total
Net cash provided by continuing operating activities	$49,310	$8,890	$58,200

Cash flows from investing activities:
Purchases of property and equipment	(58,117)	(634)	(58,751)
Acquisitions, net of cash acquired	(45,576)	(50,995)	(96,571)

Net cash used in investing activities	(103,693)	(51,629)	(155,322)

Cash flows from financing activities:
Equity contributions	(11,195)	50,995	39,800
Dividend received/(paid)	5,359	(5,359)	—
Proceeds from borrowings	276,948	—	276,948
Principal repayments on debt obligations	(166,193)	—	(166,193)
Principal repayments on capital lease obligations	(2,192)	—	(2,192)
Change in restricted cash	(564)	—	(564)
Deferred financing costs	(12,353)	—	(12,353)

Net cash provided by financing activities	89,810	45,636	135,446

Cash flows from discontinued operations:
Operating activities	13,923	—	13,923
Investing activities	(1,809)	—	(1,809)

Net cash provided/(used) by discontinued operations	12,114	—	12,114

Net increase in cash and cash equivalents	47,541	2,897	50,438
Cash and cash equivalents, beginning of year	38,019	—	38,019
(Increase)/ decrease in cash and cash equivalents of discontinued operations	(593)	—	(593)

Cash and cash equivalents, end of year	$84,967	$2,897	$87,864

Subsequent Events	9 Months Ended
Mar. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

(19) SUBSEQUENT EVENTS

Subsequent to March 31, 2012, the Company has received cash proceeds of $15,030 from the NTIA's Broadband Technology Opportunities Program as reimbursements against capital expenditures incurred on stimulus projects prior to March 31, 2012 (See Note 15 — Commitments and Contingencies — Other commitments).

On May 1, 2012, the Company acquired 100 percent of the equity interest in Arialink for a purchase price of $18,000, subject to post-closing adjustments (See Note 4 — Acquisitions).

Quarterly Financial Data	12 Months Ended
Jun. 30, 2011
Quarterly Financial Data [Abstract]
Quarterly Financial Data

(20) QUARTERLY FINANCIAL DATA (UNAUDITED)

The following table presents the unaudited quarterly results for the year-ended June 30, 2011:

	2011 Quarter Ended
	September 30	December 31	March 31	June 30		Total
Revenue	$62,926 (1)	$72,287 (2)	$74,182	$77,840		$287,235
Operating costs and expenses:
Operating costs, excluding depreciation and amortization	17,038 (1)	17,904 (2)	18,389	18,197		71,528
Selling, general and administrative expenses	20,284 (1)	23,938 (2)	23,201	22,423		89,846
Stock-based compensation	5,131	1,859	21,826 (3)	(4,506	)(4)	24,310
Depreciation and amortization	11,809	15,881	16,209	16,564		60,463

Total operating costs and expenses	54,262	59,582	79,625	52,678		246,147

Operating income/(loss)	8,664	12,705	(5,443)	25,162		41,088

Other income (expense):
Interest expense	(6,257)	(9,032)	(9,004)	(9,121)		(33,414)
Other (expense)/ income, net	(161)	(16)	69	(18)		(126)

Total other expense, net	(6,418)	(9,048)	(8,935)	(9,139)		(33,540)

Earnings/(loss) from continuing operations before income taxes	2,246	3,657	(14,378)	16,023		7,548
(Provision) for income taxes	(2,800)	(2,094)	(2,583)	(5,065)		(12,542)

(Loss)/earnings from continuing operations	$(554)	$1,563	$(16,961)	$10,958		$(4,994)
Earnings from discontinued operations, net of income taxes	281	317	301	—		899

Net (loss) earnings	$(273)	$1,880	$(16,660)	$10,958		$(4,095)

(1)

The Company realized an increase in revenue beginning July 1, 2010 as a result of the acquisition of AGL. As a result of the acquisition the Company incurred additional operating and selling, general and administrative expenses attributed to the additional revenues associated with the acquisition.

(2)

The Company realized an increase in revenue beginning October 1, 2010 as a result of the merger with AFS. As a result of the merger the Company incurred additional operating and selling, general and administrative expenses attributed to the additional revenues associated with the acquisition.

(3)

Stock-based compensation expense increased significantly during the quarter ended March 31, 2011 as a result of an increase in the estimated value of the common units granted to the Company's employees and additional units vesting during the quarters. See Note 14 — Stock Compensation.

(4)

The Company recorded a reduction to stock-based compensation expense during the quarter ended June 30, 2011 as a result of the issuance of Class E common units during the quarter which diluted the value of earlier common unit issuances. See Note 14 — Stock Compensation.

The following table presents the unaudited quarterly results for the year-ended June 30, 2010:

	2010 Quarter Ended
	September 30	December 31		March 31		June 30		Total
						(Restated)		(Restated)
Revenue	$39,469	$52,156	(1)	$52,687		$55,018		$199,330
Operating costs and expenses:
Operating costs, excluding depreciation and amortization	11,825	17,150	(1)	16,941		16,772		62,688
Selling, general and administrative expenses	14,873	17,039	(1)	16,794		17,205		65,911
Stock-based compensation	845	588		11,799	(2)	4,936	(2)	18,168
Depreciation and amortization	8,384	10,088		9,889		10,377		38,738

Total operating costs and expenses	35,927	44,865		55,423		49,290		185,505

Operating income/(loss)	3,542	7,291		(2,736)		5,728		13,825

Other income (expense):
Interest expense	(3,570)	(3,241)		(4,449)		(7,432	)(3)	(18,692)
Other income	5	—		1,001		520		1,526
Loss on extinguishment of debt	—	—		(5,881	)(3)	—		(5,881)

Total other (expense)/income, net	(3,565)	(3,241)		(9,329)		(6,912)		(23,047)

(Loss)/earnings from continuing operations before income taxes	(22)	4,051		(12,065)		(1,186)		(9,222)
Provision for income taxes	651	1,127		210		2,835		4,823

(Loss)/earnings from continuing operations	$(673)	$2,924		$(12,275)		$(4,021)		$(14,045)
Earnings from discontinued operations, net of income taxes	2,271	1,130		1,490		534		5,425

Net earnings/(loss)	$1,598	$4,054		$(10,785)		$(3,487)		$(8,620)

(1)

The Company realized an increase in revenue beginning September 9, 2009 as a result of the acquisition of Fibernet. As a result of the acquisition the Company incurred additional operating and selling, general and administrative expenses attributed to the additional revenues associated with the acquisition.

(2)

Stock-based compensation expense increased significantly during the quarters ended March 31, 2010 and June 30, 2010 as a result of an increase in the value of the common units granted to the Company's employees and additional units vesting during these quarters. See Note 14 — Stock Compensation.

(3)

Interest expense increased during the quarter ended June 30, 2010 primarily as a result of the notes offering which closed on March 12, 2010. Interest expense increased as a result of the higher interest rates on the notes as compared to the senior debt which was repaid on March 12, 2010 and as a result of the larger debt balance during the quarter. As a result of paying off the senior notes with the proceeds from the notes offering, the Company wrote off $5,881 in unamortized debt issuance costs during the quarter ended March 31, 2010. See Note 10 — Long Term Debt.